oak street funding

MASTER CREDIT AGREEMENT

This Master Credit Agreement (the "Agreement") dated as of the 3rd day of April, 2019, is between **SOUTHWESTERN MONTANA INSURANCE CENTER, LLC**, a Montana limited liability company and any other Borrower added hereto from time to time (collectively, the "Borrower"), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WITNESSETH:

WHEREAS, the Borrower desires to borrow loan proceeds from Oak Street under various term loans to enable the Borrower to purchase certain assets; and

WHEREAS, Oak Street is willing to provide such financial accommodation to the Borrower on the terms and subject to the terms and conditions as contained in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS; RULES OF CONSTRUCTION. In addition to other capitalized terms defined elsewhere in this Agreement, the following terms will have the following meanings:

(a) "Account Event" means (i) the occurrence of an Event of Default and/or (ii) a decrease in the Annualized Commissions to an amount below **$910,813.75**, measured on a monthly basis.

(b) "Active Insurance Policies" means Insurance Policies which are in effect and are current with respect to premium payments which are generating, and which Oak Street reasonably determines will continue to generate, Insurance Commissions Collateral.

(c) "Additional Borrower" means each party that becomes a Borrower under this Agreement pursuant to the terms hereof.

(d) "Advance" means an advance of principal by Oak Street with respect to the Loans to enable a Purchase.

(e) "Affiliate" means, as to any corporation, association, partnership, limited liability company, joint venture or other business entity, any other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with, such entity.

(f) "Agency Agreements" means any contract or agreement, now existing or hereafter arising, as any of such contracts or agreements may be amended, modified or replaced from time to time, between the Borrower and, including, without limitation, any insurance company, risk retention group, reinsurance company, reinsured, client, co-broker of record, customer, agency, agent or sub-producer, whether as broker, underwriter, servicer, manager or otherwise, which has issued any of the Insurance Policies generating Insurance Commissions Collateral.

(g) "Amortization Date" shall have the same meaning as specified in the applicable Note.

(h) "Annualized Commissions" means as of the date of determination, the periodic premiums from Active Insurance Policies multiplied by the commission rate received by the Borrower on such Active Insurance Policies, annualized.

(i) "Applicable Margin" means a per annum percentage which is added to the Prime Rate in order to determine the Interest Rate at which interest accrues on the unpaid principal balance of the Loans. The initial Applicable Margin is Two Point Zero Zero percent (2.00%) per annum.

(j) "Banking Relationship Debt" means debt or other obligations of the Borrower or Guarantor to First Financial Bank (or any affiliate of First Financial Bank (determined exclusive of Oak Street for purposes of this definition)), including any debt arising out of or relating to (a) demand deposit and operating account relationships between the Borrower or Guarantor and First Financial Bank (or any such affiliate of First Financial Bank) or any cash management services provided to the Borrower or Guarantor, including any obligations under cash management services, (b) an agreement relating to any swap, cap, floor, collar, option, forward or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity, credit or equity risk, and (c) other products provided by First Financial Bank to the Borrower or Guarantor, including commercial credit card and merchant card services and corporate purchasing cards.

(k) "Business Day" means any day that is not a Saturday, Sunday, or a day on which banks in Indianapolis, Indiana are required or permitted to be closed.

(l) "CCA" means the restricted deposit account(s) maintained by the Borrower (and/or a Guarantor, if required by Oak Street) at the CCA Bank in which Oak Street has a perfected first security interest subject to the terms of the Security Agreement(s) and the Control Agreement(s).

(m) "CCA Bank" means any depositary institution selected by Oak Street at which any CCA is maintained.

(n) "Collateral" means all of the property designated as Collateral under Section 3 of this Agreement.

(o) "Control Agreement" means any Deposit Account Control Agreement between the Borrower or any Guarantor, Oak Street and the CCA Bank at which any CCA is maintained.

(p) "Credit Documents" means this Agreement, the Notes, the Security Agreement(s), the Control Agreement(s), the Guarantee(s), and all other documents, instruments or agreements delivered by Borrower or any other party in connection with the Loans and further identified in Section 7 of this Agreement, as any of such documents may be amended, modified or replaced from time to time.

(q) "Debt Service Coverage Ratio" means EBITDA, plus cash contributions from members of Borrower (post-Effective Date and not to include required capital contributions in acquisition financing), less distributions, divided by regularly scheduled payments of principal, interest and service fees paid or required to be paid during such period, plus capital lease payments not expensed during such period (if applicable).

(r) "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

(s) "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

(t) "EBITDA" means the sum of Borrower's earnings before interest, taxes, depreciation and amortization.

(u) "Effective Date" means the date on which this Agreement is executed and delivered by the Borrower to Oak Street.

(v) "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

(w) "Event of Default" means any of the Events of Default described in Section 8 of this Agreement.

(x) "Extraordinary Receipts" means any cash received by the Borrower or Guarantor from a sale or disposition of the Collateral or proceeds of judgments or settlements which relate in any way to the Collateral or with respect to the Purchase Documents any purchase price or other monetary adjustments made to any Purchase Documents and/or indemnification payments made pursuant to the Purchase Documents. Any carrier commissions, fees, bonuses, rebates, amounts received in respect of foreign, United States, state or local tax refunds, pension reversions or similar compensation received by the Borrower in the ordinary course of business shall not be considered an Extraordinary Receipt, but shall constitute part of the Collateral.

(y) "Guarantor" means collectively Reliance Global Holdings, LLC, and any other Subsidiary or Affiliate which is made a guarantor hereunder pursuant to *Section 5(v)* or *Section 6(d)* of this Agreement (each being an "Entity Guarantor" and collectively comprising the "Entity Guarantors") and Debra Beyman, Ezra Beyman and Yaakov Beyman (each being a "Personal Guarantor" and collectively comprising the "Personal Guarantors").

(z) "Insurance Commissions Collateral" means all commissions and other amounts paid or payable to the Borrower with respect to any Insurance Policies associated with any Agency Agreements and/or Producer Codes, together with any and all contingency commissions, over-ride commissions, profit sharing, audit commissions, fees, bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions Collateral due on or after the Effective Date and all commissions due before the Effective Date but received on or after the Effective Date relating to such Agency Agreements and/or Producer Codes .

(aa) "Insurance Policies" means any policies of insurance which are generating Insurance Commissions Collateral, including, without limitation, new policies or expirations and

renewals.

(bb) "Loans" means collectively each of the credit facilities made available to the Borrower by Oak Street pursuant to the provisions of this Agreement, the Notes and the other Credit Documents.

(cc) "Maturity Date" shall have the meaning as specified in the applicable Note.

(dd) "Note" means a Security Promissory Note which evidences each term loan.

(ee) "Notes" means collectively each Note.

(ff) "Obligations" means each Advance, the Banking Relationship Debt, the Notes, the Loans, and all other loans, advances, liabilities, indemnities, obligations and debts of each and every Borrower owed to Oak Street, whether for principal, interest, fees or other sums and whether now existing or hereafter arising, whether direct or indirect, primary or as guarantor or surety, joint and several, absolute or contingent, liquidated or unliquidated, matured or unmatured, related or unrelated, or secured by additional collateral, and regardless of whether allowed or allowable in whole or in part as a claim in any insolvency proceeding, including: (a) arising out of electronic funds transfers (whether through wire transfers, automatic clearing houses or otherwise) or out of Oak Street's non-receipt of, or inability to collect, funds or otherwise not being made whole in connection with depository transfer checks or other similar arrangements and (b) all expenses and all other expenses and reasonable attorneys' fees incurred by Oak Street arising out of the Obligations.

(gg) "Payment Due Date" means the 25th day of each month.

(a) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

(b) "Prime Rate" means the rate of interest for the United States announced from time to time by the "Money Rates" section of The Wall Street Journal.

(c) "Producer Codes" means those codes assigned by an applicable insurance company which track or identify any Insurance Commissions Collateral.

(d) "Public Company" means Reliance Global Group, Inc.

(e) "Purchase Documents" means any and all documents or instruments associated with the purchase or acquisition of stock or other ownership interests, or assets by the Borrower for its business related to this Loan.

(f) "Repayment Period" shall have the meaning specified in the applicable Note.

(g) "Security Agreement" means the Security Agreement(s) from Borrower (and Guarantor, if required by Oak Street) in favor of Oak Street to secure the Borrower's (and Guarantor's) obligations with respect to this Agreement and the other Credit Documents.

(h) "Senior Funded Debt" means all debt owed to by Borrower to Oak Street.

(i) "Subsidiary" of a Person means a corporation, partnership, joint venture, limited

liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Borrower.

For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) Words of masculine, feminine or neuter gender include the correlative words of other genders. Singular terms include the plural as well as the singular, and vice versa.

(ii) All references herein to designated "Articles," "Sections" and other subdivisions or to lettered Schedules or Exhibits are to the designated Articles, Sections and subdivisions hereof and the Schedules or Exhibits annexed hereto unless expressly otherwise designated in context. All Article, Section, other subdivision and Schedules or Exhibit captions herein are used for reference only and do not limit or describe the scope or intent of, or in any way affect, this Agreement.

(iii) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

(iv) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

(v) All Recitals set forth in, and all Schedules or Exhibits to this Agreement are hereby incorporated in this Agreement by reference.

(vi) No inference in favor of or against any party shall be drawn from the fact that such party or such party's counsel has drafted any portion hereof.

(vii) All references in this Agreement to a separate instrument are to such separate instrument as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(viii) Every representation, warranty, covenant, agreement, obligation and undertaking set forth in this Agreement shall be deemed to have been made by the Borrower and each of them jointly and severally.

2. CREDIT FACILITY. (a) Disbursement of Loans. Subject to the terms and conditions of this Agreement and the Notes, Oak Street agrees to make the Loans to Borrower. Five Point Zero Zero percent (5.00%) of the proceeds of each Loan requested by the Borrower will be deducted and deposited to the CCA as security for Borrower's obligations hereunder. Borrower agrees that the Loans will be used exclusively for business purposes and will not be used, directly or indirectly, for the purpose of "purchasing or carrying any margin stock" within the meaning of Federal Reserve Board's Regulation U; provided, however that nothing in this Section 2 or elsewhere in this Agreement shall be construed as imposing any duty on Oak Street to supervise the use or application of the proceeds of the Loans or any liability on Oak

Street to any person if the proceeds of the Loans are not used for the purposes set forth in this Agreement.

(b) Fees. In connection with the Loans, on the Effective Date Borrower agrees to pay to Oak Street all fees as set forth in the Notes.

(c) Interest and Payments. The Loans shall bear interest on the outstanding principal amount thereof at a variable per annum rate (the "Interest Rate") established on the date of this Agreement and adjusted on each subsequent Payment Due Date to take into account any change in the Prime Rate, equal to the sum of (i) the Prime Rate which is in effect on the applicable Payment Due Date, plus (ii) the Applicable Margin in effect as of such Payment Date. Such interest shall be payable monthly, in arrears, on each Payment Due Date. Interest will accrue on the basis of a 360 day year and paid for actual days elapsed. As of the Effective Date, the Prime Rate is 5.5000%. After the Maturity Date or upon the occurrence and during the continuance of an Event of Default, the principal amount of the Loans and, to the extent permitted by applicable law, any interest payments on the Loans and all other fees and other amounts owed under this Agreement or the other Credit Documents, shall thereafter bear interest (including post-petition interest in any bankruptcy or insolvency proceeding) payable on demand at a rate that is four percent (4.0%) per annum in excess of the interest rate otherwise payable hereunder, compounded monthly and payable on the basis of actual days elapsed until paid in full. The Borrower will make monthly payments as set forth in the Notes.

(d) Prepayment. See the applicable Prepayment section in each Note.

(e) Mandatory Prepayments. Within five (5) Business Days of the date of receipt by the Borrower, or any other person or entity for the account of the Borrower of any Extraordinary Receipts, the Borrower shall repay the Loan by an amount equal to 100% of the amount of such Extraordinary Receipts. There shall be no penalty for prepayments associated with Extraordinary Receipts.

(f) CCA Administration. Except as may otherwise be expressly agreed to by Oak Street (in writing), all of the Insurance Commissions Collateral shall be immediately deposited by Borrower or carrier as directed by Borrower into the respective CCA within two (2) Business Days of receipt of such funds from the relevant insurance company. Borrower and Oak Street shall each receive notice from the CCA Bank of all debits, payments and charges to and regular monthly or periodic statements of the accounting for the CCA of Borrower. All payments which shall become due under the Loans or this Agreement shall be debited from the CCA of Borrower, without notice to or further authorization from Borrower, and Borrower hereby authorizes Oak Street to debit the CCA of Borrower for payments due under this Loans as and when due. So long as any amounts remain outstanding in respect of the Loans, Borrower agrees to maintain a minimum balance in the respective CCA equivalent to Five Point Zero Zero percent (5.00%) of the original principal amount of the Loans ("Minimum CCA Balance"). Provided no Account Event has occurred, and so long as Borrower has provided all monthly commission statement detail and the Minimum CCA Balance is maintained, Oak Street agrees to release from the respective CCA to Borrower any funds in excess of an amount equivalent to the monthly payment set forth in Section 2(c) above plus the Minimum CCA Balance to an account specified by Borrower within five (5) Business Days after receipt of such commissions. Following the occurrence of an Account Event, the cash release from the CCA to Borrower will cease immediately and any release of funds from the CCA to Borrower thereafter will be at the sole discretion of Oak Street. Borrower shall not be permitted to make payment orders or withdraw any amounts from the CCA until such time as the Loans are paid in full and all other indebtedness, obligations and liabilities of Borrower to Oak Street have been satisfied.

(g) Payments. All payments due with respect to the Loans are due without regard to and irrespective of any set off or counterclaim rights of the Borrower or Guarantor.

(h) Conditions to Funding Advances. Oak Street shall have no obligation to disburse the proceeds of the Loans unless (i) Oak Street, in its sole and exclusive discretion, shall deem each of the conditions set forth in Section 7 hereof have been met and will continue to be met by the Borrower and Oak Street, or such conditions have been waived in writing by Oak Street, and (ii) there is no existing or uncured Default or Event of Default. The Borrower acknowledges and agrees that all advances of credit to, or for the benefit of, any Borrower under this Agreement and under any other Credit Document constitute one loan. The Loans and all other advances or extensions of credit to, or for the benefit of, each Borrower under this Agreement or the other Credit Documents and all other Obligations, are made on the security of all of the Collateral.

(i) Additional Borrower. After the Effective Date, Borrower may request one or more additional party, to become a "Borrower" under this Agreement and the other Credit Documents. Borrower acknowledges and agrees that (i) Oak Street shall have no obligation to make any such additional party a "Borrower" under the Credit Documents (and Oak Street's determination to make any such additional Person a "Borrower" under the Credit Documents shall be subject to the sole and absolute discretion of Oak Street), and (ii) Borrower is not entering into this Agreement, or accepting the initial Loans, in reliance upon any agreement of Oak Street to make any such additional party a "Borrower" under the Credit Documents. Each such additional party, if any, made a "Borrower" under the Credit Documents by Oak Street shall (A) be subject to Oak Street's receipt of approval therefor from all of its applicable credit and regulatory authorities, (B) be made a Borrower on terms and conditions acceptable to Oak Street in its sole and absolute discretion, (C) become obligated as a Borrower and Cross-Guarantor as memorialized in a written joinder to this Agreement, duly executed and delivered by Oak Street and the Additional Borrower, on terms and conditions acceptable to Oak Street in its sole and absolute discretion, (D) execute and deliver, along with Borrower, simultaneously with the closing of the joining of an Additional Borrower as a Borrower: (1) an amendment to this Agreement and, as applicable, such other Credit Documents on terms and conditions acceptable to Oak Street in its sole and absolute discretion and (2) such other documentation (including opinions of legal counsel) of the type required by Oak Street under the Credit Documents as such Additional Borrower would have delivered if such Additional Borrower had been a Borrower on the Effective Date, and (E) execute and deliver to Oak Street a security agreement granting a first priority security interest and lien on the collateral of the Additional Borrower to secure the full and prompt payment of the Obligations and performance of the Credit Documents in form and substance consistent, in all material respects, with the Security Agreements executed on the Effective Date.

The obligations of Borrower under the Credit Documents are joint, several and primary. No Borrower will be or be deemed to be an accommodation party with respect to any of the Credit Documents.

3. COLLATERAL AND GUARANTEES. (a) Collateral. The Borrower's (and Guarantor's, if required by Oak Street) obligations and liabilities of every nature now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents, including without limitation with respect to the Loan will be secured by a first priority security interest in (i) the assets of the Borrower (and Guarantor, if required by Oak Street) more particularly described in the Security Agreements entered into by the Borrower (and Guarantor, if required by Oak Street) dated as of the Effective Date and various other dates, and as amended or supplemented from time to time, (ii) collateral assignments of membership interests and stock pledges, as applicable, in the Borrower and related entities, and (iii) such other assets as may be required by Oak Street from time to time as described in the Security

Agreements or Credit Documents (all of such assets referenced in this subsection (a) above being collectively referred to as the "Collateral").

(b) Guarantees. Payment of the Borrower's obligations with respect to the Loans, and any of the Borrower's other obligations to Oak Street under the Credit Agreement and the other Credit Documents will be unconditionally guaranteed by the Guarantors.

4. REPRESENTATIONS AND WARRANTIES. By entering into this Agreement, the Borrower and Guarantor, if any, jointly and severally, represent and warrant, and only as it pertains to such Borrower or Guarantor, to Oak Street the following:

(a) The list of Producer Code(s) or Agent Code(s) provided to Oak Street and attached hereto as Schedule A is true, accurate and complete in all respects. The commission information provided to Oak Street with respect to the Insurance Policies is true, accurate, and complete and neither the Insurance Policies nor the Borrower's interest in the Insurance Commissions Collateral has been sold, transferred, disposed of, assigned or otherwise encumbered to any other party or parties. The Insurance Policies and Agency Agreements between the Borrower and any insurance carrier are current, legal, valid and binding obligations of the parties thereto (including the payment obligations of the insureds and the applicable insurance carrier) and are enforceable in accordance with their terms and are otherwise in full force and effect and no default exists thereunder. The Borrower will timely renew the Agency Agreements on or before the dates on which they are scheduled to lapse, terminate, or expire and will not undertake or agree to any renewal, substitution, or modification of such Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral. The Borrower will promptly notify Oak Street upon the occurrence of any of the following: (i) the receipt by the Borrower of any notice of any default, event of default, or breach purportedly committed by the Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by the Borrower of any notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse of any of the Agency Agreements.

(b) The Borrower has not received any notice of default or event of default, breach, cancellation or lapse with respect to any Agency Agreement, and, to the Borrower's knowledge, no circumstances exist which, with the giving of notice, lapse of time or happening of any other event or condition, would become or cause a default or event of default, breach, cancellation or lapse with respect to such Agency Agreement.

(c) The Borrower has all requisite power and authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver this Agreement and the other Credit Documents, to carry out the transactions contemplated thereby and to borrow the Loan hereunder. The execution, delivery and performance of this Agreement and the other Credit Documents (i) have been duly authorized by all necessary action on the part of the Borrower, (ii) duly executed and delivered by the Borrower, and (iii) constitute valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(d) The Collateral as represented to Oak Street on and at all times after the Effective Date will be the sole and absolute property of the Borrower and will be free and clear of all liens, security interests and claims of any nature whatsoever, other than any lien or security interest granted to Oak Street and subject to permitted encumbrances under the Credit Documents, if any.

(e) The Borrower is and will continue to be a limited liability company duly organized, validly existing and in good standing under the laws of the State of NJ and is qualified to do

business and is in good standing in each jurisdiction where, because of the nature of such Borrower's activities or properties, such qualification is required.

(f) The principal place of business of the Southwestern Montana Insurance Center, LLC, the chief executive office and the location of the books and records relating to its business and assets is 26 W Sixth Ave, Helena, Montana 59624-1691.

(g) There is no action, suit, litigation or other proceeding pending or threatened against or involving the Borrower in any court or before or by any agent or regulatory body which could result in a judgment or liability against the Borrower or which could adversely affect any material assets of the Borrower or its income or right to carry on its business as now conducted or as intended to be conducted. The Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or regulatory body.

(h) Neither the execution of, nor the consummation of the transactions and borrowing of the Loan contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement (i) will conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the terms, conditions, or provisions of any agreement (including, without limitation, any agreements with any insurance carriers and organizational documents of the Borrower), lease, indenture, mortgage, license or other instrument to which Borrower is or will be a party or by which the Borrower or any of its assets are or may be bound or affected or to which the Borrower is subject, or any law, regulation, order, writ, injunction or decree of any court or agency or regulatory body having jurisdiction, (ii) result or require the creation or imposition of any lien or other encumbrance upon any of the properties or assets of the Borrower (other than liens and other encumbrances in favor of Oak Street), (iii) result in any default, non-compliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Borrower's operations or its properties, or (iv) require any approval of the stockholders, members or partners or any other person under any contractual obligation of the Borrower, except, in each case, for such approvals or consents which have been obtained and are in full force and effect.

(i) The Borrower and/or, to the Borrower's knowledge, each insurance carrier or any other applicable party is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material contract or agreement to which the Borrower is a party, and no condition exists, which with the giving of notice or lapse of time or both, could constitute such a default. There are no outstanding claims of breach or indemnification or notice of default or termination with respect to any such contracts or agreements.

(j) The Borrower has timely filed all tax returns and reports which were required to be filed by the Borrower and has paid all taxes, assessments, fees and other governmental charges which are payable by the Borrower, in each case when the same have become due and payable. The Borrower does not know of any proposed tax assessment against the Borrower for which adequate provision has not been made on the Borrower's books and which is not being actively contested by the Borrower in good faith.

(k) There are no governmental authorizations, permits, certificates, licenses, filings, registrations, approvals or consents which must be obtained, received or made by the Borrower for the Borrower to lawfully (i) make, execute and deliver this Agreement, or (ii) perform all of the Borrower's obligations under this Agreement.

(l) The Borrower is in compliance with and conformity with all laws, ordinances,

rules, regulations and all other legal requirements applicable to the Borrower's business and assets, the violation of which would have a material effect on the Borrower's business or financial condition. The Borrower has not received nor does the Borrower have a reasonable basis to expect any order or notice of violation or claim of violation of any law, ordinance, rules or regulation. The properties on which the Borrower is conducting its business are properly zoned for the activities conducted or to be conducted thereon, and all required variances have been obtained, and are in full force and effect with no notice or threat of invalidity, expiration or lapse of any kind.

(m) The Borrower is not "insolvent" within the meaning of that term as defined in Section 101(32) of the Federal Bankruptcy Code.

(n) All financial statements, commission information, and other financial data which have been or will be furnished Oak Street by the Borrower are, and will be true and correct, and reflect and will reflect fairly the financial condition, the results of operations and cash flows (if applicable) of the Borrower and have been and will be prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") consistently applied.

(o) The Purchase Documents are valid, binding and enforceable obligations of Borrower and the other parties thereto. All representations and warranties in the Purchase Documents made by Borrower are true and accurate in all material respects.

(p) The Borrower and Guarantor have had the opportunity to engage and consult such legal, financial, technical or other experts and advisors as they deemed necessary or desirable before entering into the Credit Documents. The Borrower and Guarantor acknowledge that after consulting with such counsel and advisors, knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion, enter into Credit Documents, based upon such advice and counsel and in the exercise of their business judgment, the Credit Documents have been entered into in exchange for good and valuable consideration, receipt of which the parties hereto acknowledge, they have carefully and completely read all of the terms and conditions and provisions of the Credit Documents and are not relying on the opinions or advice of Oak Street or its agents or representatives in entering into the Credit Documents. The Borrower and Guarantor acknowledge that they have, independently and without reliance upon Oak Street and based on such documents and information as they deem appropriate, made their own credit analysis and decision to enter into the Credit Documents and that this is an arms-length transaction. The Borrower and Guarantor also acknowledge that they will, independently and without reliance upon Oak Street and based on such documents and information as they shall from time to time deem appropriate, continue to make their own decisions in taking or not taking action under or based upon the Credit Documents, or any document furnished hereunder or thereunder. The Borrower and Guarantor have performed such due diligence deemed necessary and appropriate in connection with the loan contemplated hereunder and execution of the Credit Documents. The Borrower assumes all risks, including risk of loss, with regard to the Insurance Commissions Collateral. The Borrower and Guarantor, hereby agree that (a) they have conducted due diligence into the Insurance Commissions Collateral; and (b) Oak Street (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any or any of the information contained therein or any inaccuracy or omission contained in or relating to the any documents or information reviewed by the Borrower; and (ii) shall not be liable for any information contained in the documents or information reviewed by the Borrower.

All representations and warranties made by the Borrower and Guarantor under or in connection with this Agreement or in any other document delivered by the Borrower and Guarantor to Oak Street in connection with this Agreement shall be deemed effective as of the Effective Date and shall survive the

making of the Loan, notwithstanding any investigation made by Oak Street or on Oak Street's behalf. All statements contained in any commission statement, certificate or financial statement delivered by the Borrower and Guarantor to Oak Street under this Agreement shall constitute joint and several representations and warranties made by the Borrower and Guarantor. Borrower and Guarantor acknowledge that Oak Street is relying, and is entitled to rely, upon each of the representations, warranties and covenants of the Borrower and Guarantor made or given in this Agreement in determining to enter into this Agreement, to provide the Loan, and to execute, deliver and perform under the other documents, writings and agreements contemplated thereby. Oak Street's obligation to make the Loan shall be subject to and conditioned upon each of the representations and warranties contained in this Section 4 being true and correct, unless certain obligations and requirements of the representations and warranties shall be expressly waived by Oak Street in writing.

Further, Borrower and Guarantor acknowledge and agree that they do not have a fiduciary or confidential relationship with Oak Street nor a relationship of trust.

5. AFFIRMATIVE COVENANTS. Borrower and Guarantor, if any, jointly and severally, if more than one, acknowledge and agree that during the term of this Agreement, Borrower and Guarantor, if any, will at all times, unless Oak Street otherwise consents in writing, comply with the following covenants:

(a) Service the Insurance Policies and the insurance carriers in the ordinary course of the Borrower's business and in a manner necessary to preserve the Insurance Policies and the Insurance Commissions Collateral. The Borrower shall not solicit or encourage the termination, non-renewal, cancellation or lapse of any Insurance Policies. The Borrower shall notify Oak Street immediately upon a change in status of any Insurance Policies, Insurance Commissions Collateral or contractual arrangement with any insurance carrier.

(b) With respect to any electronic commission statements furnished by any insurance company which owes the Borrower any Insurance Commissions Collateral, the Borrower shall grant Oak Street direct access to any such electronic commission statements and, in connection therewith, shall furnish to Oak Street any passwords and/or other information necessary to obtain such access. If electronic commission information is not available from the carrier, then the Borrower shall furnish Oak Street such financial information, including original (manual) commission statements and/or electronic commission statements relating to the Insurance Commissions Collateral, as made available by insurance carrier from time to time.

(c) The Borrower will promptly (and in any event within five (5) Business Days) notify Oak Street upon the occurrence of any of the following: (i) the receipt by the Borrower of any notice of any default, event of default, or breach purportedly committed by the Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by the Borrower of any notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse or other termination of any of the Agency Agreements.

(d) Financial Covenants as reported per compiled financial statements in accordance with GAAP consistently applied:

i. Borrower shall at all times maintain a Debt Service Coverage Ratio of 1.50 to 1.00 during the term of the Loans (tested quarterly beginning September 30, 2019) as follows:

a. Trailing 3 months at 9/30/19;
b. Trailing 6 months at 12/31/19;

c. Trailing 9 months at 3/31/20; and
d. Trailing 12 months at 6/30/20 and thereafter.

ii. Borrower shall not permit its ratio of Senior Funded Debt to EBITDA to be greater than 4.00 to 1.00 during the term of the Loans (tested quarterly beginning June 30, 2020).

Provided, however, that upon the occurrence of the Transfer of Ownership, the Financial Covenants shall be amended and tested on a combined basis with the Public Company along with all loans advanced by Oak Street to Affiliates of the Public Company.

(e) Provide as soon as available and in any event within one hundred twenty (120) days following the end of such Borrower's and Entity Guarantor's fiscal year, compiled financial statements prepared on a consistent basis and in accordance with U.S. generally accepted accounting principles. The statements will consist of a balance sheet, statement of income, expenses and retained earnings, and a statement of changes in financial position, including footnotes thereto, if any, and any other financial statements prepared by Borrower and Entity Guarantor for distribution to its shareholders and/or creditors or otherwise requested by Oak Street.

(f) If any Borrower or Guarantor is an individual, such Borrower or Guarantor shall provide personal financial statements to Oak Street as soon as available and in any event within one hundred twenty (120) days following the end of each calendar year.

(g) Provide or cause to be provided to Oak Street a copy of any filed federal income tax return of any Borrower or Guarantor, including all exhibits and schedules as soon as available and in any event within ten (10) days of the filing of such return.

(h) Provide as soon as available and in any event no later than the 15th day of each month, the in-force policy list for the preceding month.

(i) Permit representatives of Oak Street from time to time, upon reasonable notice, to visit and inspect any of its offices and properties, to examine its assets and examine, copy and take extracts from its financial and accounting records and books of account, and to discuss its affairs, finances and accounts with and be advised as to the same by the Borrower, its officers and independent accountants, all at such reasonable times and as frequently as Oak Street may desire. After the occurrence of an Event of Default, the Borrower shall provide Oak Street with access to its customers and suppliers.

(j) Pay and discharge all trade obligations (defined as balances owed to third parties for goods, supplies, and services obtained in the ordinary course of business and purchased on open account) as they mature and all taxes, assessments or other governmental charges or levies before penalties attach, except such as are being appropriately contested in good faith and for which an adequate reserve for payment is being maintained.

(k) Maintain adequate insurance as is customarily maintained by similar businesses and otherwise as may be required by the Security Agreements with a provision for thirty (30) days prior notice to Oak Street of any cancellation and stipulating Oak Street as loss payee, provide a detailed list of such insurance to Oak Street upon request, and within thirty (30) days of written notice from Oak Street, obtain such additional insurance as may be reasonably requested.

(l) Inform Oak Street immediately of any occurrence of any Default or Event of

Default, or any other condition or event, including without limitation the commencement of or any development in, any action, suit litigation or other proceeding, which may materially affect the Borrower's financial condition, future commissions or fees from insurance carriers, business or future prospects.

(m) Maintain the Borrower's existence in its current location and in any other jurisdictions in which it is currently or becomes qualified.

(n) Maintain the Borrower's financial condition and management (including, without limitation, insurance agents) of such skill and experience as is currently in place and necessary to support fully the Insurance Policies.

(o) Cause to be provided, upon reasonable notice and request of Oak Street, certificates of good standing issued by the Department of Insurance or other applicable governmental or regulatory bodies with respect to the Borrower and applicable insurance carriers.

(p) The Borrower shall use the Loan proceeds solely for business purposes and in compliance with state, federal and local law.

(q) The Borrower shall comply in all respect with (i) all applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) now or hereafter applicable to the Borrower or any properties owned, leased, operated or used by the Borrower, (ii) all agreements and instruments to which the Borrower is a party or by which it or any properties owned, leased , operated or used by Borrower may be bound, (iii) all applicable decrees, orders and judgments applicable to the Borrower or properties owned, leased , operated or used by the Borrower, and (iv) all licenses and permits required by applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) for the conduct of the Borrower's business or the ownership, use or operation of properties owned, leased, operated or used by the Borrower.

(r) The Borrower shall, prior to entering into any amendment or other modification of any of the Purchase Documents, deliver to Oak Street reasonably in advance of the execution thereof, any final or execution form copy of amendments or other modifications to such documents, and, if approval of Oak Street is required by the terms in Section 6 below, then prior to the taking of any such action, the Borrower agrees not to take, nor permit any Guarantor to take, any such action with respect to the Purchase Documents without obtaining such written approval from Oak Street.

(s) Beginning on September 30, 2019, and quarterly thereafter during the term of the Loan, the Borrower shall provide to Oak Street a Compliance Certificate in the form of Schedule C that the Borrower is in compliance with the Financial Covenants, all information provided to Oak Street is true and correct, all monthly policy information has been provided to Oak Street and that all representations and warranties continue to be true and correct. The Compliance Certificate is due forty-five (45) days following the quarter-end based on the Borrower's fiscal year end and shall be certified by a financial officer in accordance with GAAP consistently applied. Beginning on June 30, 2019 and quarterly thereafter during the term of the Loan, the Borrower shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements) , which statements are due forty-five (45) days following the quarter-end based on the Borrower's fiscal year end.

(t) If after the Effective Date, the Borrower acquires any property which would

constitute Collateral, Borrower shall execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), if any, that may be required under any applicable law, or which Oak Street may reasonably request, to grant, preserve, protect or perfect the liens created or intended to be created by any Security Agreements or the validity or priority of any such liens, all at the expense of the Borrower.

(u) Oak Street may file the Security Agreements in the United States Patent and Trademark Office.

(v) If any Subsidiary or Affiliate is anticipated to be formed or acquired after the Effective Date by the Borrower, the Borrower will notify Oak Street in writing thereof at least thirty Business Days (30) days in advance of such formation or acquisition and (i) the Borrower will cause such Subsidiary or Affiliate to (a) execute and deliver a Continuing Guarantee and become a party to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired, and (b) promptly take such actions to create and perfect liens on such Subsidiary's or Affiliate's assets to secure the Obligations as Oak Street shall reasonably request, and (ii) if any equity securities issued by any such Subsidiary or Affiliate are owned or held by or on behalf of either Borrower or any Subsidiary or Affiliate or any loans, advances or other debt is owed or owing by any such Subsidiary or Affiliate to either Borrower or any Subsidiary or Affiliate, each Borrower will cause such equity securities and promissory notes and other instruments evidencing such loans, advances and other debt to be pledged pursuant to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired.

(w) The Borrower will execute such additional instruments as may be reasonably requested by Oak Street in order to correct any errors or omissions in the Credit Documents, to carry out the intent of the Credit Documents and to perfect or give further assurances of any of the rights, titles, liens or security interests granted or provided for in any of the Credit Documents.

(x) Following the Transfer of Ownership (defined below), at all times while the Loans remains outstanding, Reliance Global Holdings, LLC ("Reliance Holdings") a New Jersey limited liability company, shall be the holder of the majority of stock in the Public Company and Debra Beyman ("Debra") and Ezra Beyman ("Ezra") as tenants in the entities shall be the sole owners of Reliance Holdings.

(y) Following the Transfer of Ownership, at all times while the Loans remains outstanding, (i) Debra, Yaakov, Ezra, or someone else as approved by Oak Street, shall remain the Manager of Borrower during the term of the Loans, (ii) Ezra shall be President of the Public Company, (iii) Ezra shall remain as Chairman of the board of the Public Company, and (iv) Reliance Holdings shall hold at least 51% of the shares in the Public Company.

(z) Following the Transfer of Ownership, the Public Company shall provide Oak Street with internally prepared annual financial reports and federal tax returns within one hundred twenty (120) days following the end of such Public Company's fiscal year. Further, beginning on June 30, 2019, and quarterly thereafter during the term of the Loans, the Public Company shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements), which statements are due forty-five (45) days following the quarter-end based on the Public Company's fiscal year end.

(aa) THE BORROWER AND GUARANTOR, IF ANY, AGREE TO PROVIDE OAK

STREET WITH ADDITIONAL DOCUMENTS AS DEEMED NECESSARY AT OAK STREET'S REASONABLE REQUEST TO CARRY OUT THE INTENT OF THE CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS OR SUPPLEMENTS TO ANY EXISTING SECURITY AGREEMENT TO REFLECT ANY ADDITIONAL COLLATERAL WHICH OAK STREET DEEMS REASONABLY NECESSARY.

6. NEGATIVE COVENANTS. During the term of this Agreement, without the prior written consent of Oak Street, which shall not be unreasonably withheld, the Borrower and Guarantor, if any, will:

(a) Not, directly or indirectly, convey, lease, sublease, sell, transfer, assign or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including without limitation, the Collateral, to anyone other than Oak Street, or, directly or indirectly, create, incur, assume or permit to exist any lien or other encumbrance on or with respect to any property or asset of any kind of the Borrower, whether now owned or hereafter acquired, other than any liens or other encumbrances in favor of Oak Street.

(b) Not undertake or agree to any renewal, substitution, or modification of Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral.

(c) Not, directly or indirectly, (i) make or own any investments (including without limitation any direct or indirect loans, advances or capital contributions) in any person, including any joint venture, (ii) enter into any transaction or merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (iii) acquire, by purchase or otherwise, the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any person or entity or business unit thereof.

(d) Not make or permit any change in the Borrower's ownership; provided, however, the owner of Borrower has indicated its desire that, following the Effective Date, it may transfer 100% of its ownership to the Public Company. Prior to any such transfer of ownership, the Borrower shall (i) provide Oak Street with no less than thirty (30) days' advance written notice, (ii) provide Oak Street with copies of all transfer documents, including a bill of sale, (iii) execute any amendment and other documents as deemed necessary by Oak Street to consent to such transfer, (iv) the Public Company, Employee Benefits Solutions, LLC, US Benefits Alliance, LLC, Commercial Coverage Solutions LLC, and any other Affiliates deemed necessary by Oak Street shall become an Entity Guarantor for the Obligations, and (v) there shall be no Event of Default (collectively, the "Transfer of Ownership"); provided, further, that upon the Transfer of Ownership, the liability of each Personal Guarantor shall be reduced to $750,000.00 each for the Obligations owed to Oak Street by the Borrower, Employee Benefits Solutions, LLC, US Benefits Alliance, LLC, and Commercial Coverage Solutions LLC.

(e) Not change the Borrower's name or do business under any trade names except as previously disclosed in writing to Oak Street, or change the location of the Borrower's principal office.

(f) Not request or receive any funds from any insurance carrier representing an advance on any Insurance Policies.

(g) Not request or re-direct any of the Insurance Commissions Collateral to any party other than Oak Street.

(h) Not change or alter any of the Producer Codes with respect to the Insurance Commissions Collateral.

(i) Not make or permit to exist any commercial loans or other extensions of credit from any person or entity (except for Oak Street) to the Borrower in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent, which shall not be unreasonably withheld, nor will the Borrower make any loans or any other extensions of credit to any Guarantor or any other party in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent;

(j) Not (a) purchase or redeem any of its Equity Interests or any warrants, options or other rights in respect thereof, (b) pay any management fees or similar fees to any of its equity holders or any affiliate of such equity holders or any affiliate of Borrower, (c) pay compensation whether in the form of salary or bonuses to any equity holder or any affiliated person which exceeds that paid in the prior fiscal year, subject to an annual increase of not greater than ten percent (10%) per year, (d) make any distribution or dividend (other than stock dividends), whether in cash or otherwise, to any of its equity holders which exceed in aggregate in any year more than (i) the incremental income taxes of equity holders which arise from the attribution to them for tax purposes of Borrower's net income for such year ("Tax Distributions"), plus (ii) fifty percent (50%) of the Borrower's remaining net income for such year after giving effect to a deduction for Tax Distributions for such year.

(k) Not purchase, start-up, own, or operate a business related to the insurance industry which, in any way, competes with the Borrower's business or otherwise has or could have an impact on the Insurance Commissions Collateral as determined by Oak Street in its sole discretion.

(l) Not enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of the Borrower's affiliates unless such arrangement, transaction or contract is on an arm's length basis and on commercially reasonable terms.

(m) Not allow the creation of any lien on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of the Borrower or any Guarantor hereof including, without limitation, the Collateral or any property held in the CCA.

(n) Not, directly or indirectly, amend or otherwise modify any of the Purchase Documents, which in any case:

i. is contrary to the terms of this Agreement or any other document or instrument executed in connection herewith;

ii. could reasonably be expected to be materially adverse to the rights, benefits, interests, privileges or remedies of Oak Street or its ability to enforce the same;

iii. results in the imposition or expansion in any material respect of any restriction or obligation with respect to the Borrower or any Guarantor; or

iv. reduces in any material respect the rights, benefits, interests, privileges or remedies (taken as a whole) of the Borrower or any of Guarantors under such document (it being understood and agreed that any such determination shall be in the sole discretion of Oak Street).

7. <u>CONDITIONS PRECEDENT TO OAK STREET'S OBLIGATIONS</u>.

(a) Oak Street shall have no obligation to make the Loan until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by the Borrower or Guarantor, as applicable, or such conditions have been waived in writing by Oak Street (any and all of the documents to be executed and delivered to Oak Street by the Borrower or Guarantor, as applicable, described below hereinafter collectively referred to as "Credit Documents"):

i. Execution and delivery of one (1) copy of this Agreement by Borrower and Guarantor, if any.

ii. Execution and delivery of one (1) copy of a Security Agreement and any other document required to be delivered in connection with such Security Agreement.

iii. Collateral assignments of membership interests and stock pledges, as applicable, in Borrower and related entities.

iv. Execution and delivery of one certificate(s) and resolutions by an authorized officer of any entity which is a party to any of the Credit Documents necessary to establish that Oak Street has received current versions of the organizational documents of any such entity and that the governing body of any such entity has authorized the incurrence of the Loan or the guarantee thereof and specifying the names and capacities of those persons authorized to execute the Credit Documents.

v. A current certificate of existence or good standing as applicable for any entity which is a party to the Credit Documents issued by the relevant state authority in which such entity is organized, and in which it is (or is legally required to be) qualified as a foreign entity to do business.

vi. Execution and delivery of one (1) copy of a Continuing Guarantee by Guarantor.

vii. Execution and delivery of one (1) copy of such documents as are deemed necessary by Oak Street to effectuate the re-direction of the Borrower's commission payments into the CCA, including, if requested by Oak Street, agreements with applicable insurance carriers.

viii. If requested by Oak Street, an assignment of commissions without any liability for servicing obligations with respect to all Insurance Policies which generate Insurance Commissions Collateral in any form required by the insurance company issuing such Insurance Policies in order to effectuate an assignment of Insurance Commissions Collateral.

ix. Execution and delivery of one (1) copy of the Control Agreement

by the Borrower, (and Guarantor, if required by Oak Street), Oak Street and the CCA Bank.

x. Execution and delivery of one (1) copy of the Assignment of Purchase Agreement by Borrower and Commercial Solutions of Insurance Agency, LLC and Brian J Piccolo.

xi. UCC-1 Financing Statements shall have been filed on the Collateral, at the Borrower's expense, in each of the jurisdictions required by Oak Street.

xii. Execution and delivery of all Purchase Documents.

xiii. Such other documents as Oak Street may require in its reasonable discretion to be executed and/or delivered by the Borrower, or any Guarantor (prior to or following funding of the Loan).

xiv. The Borrower has paid all closing fees and Origination Fees.

xv. All pre-existing financing statements, liens and encumbrances have been released.

(b) Oak Street shall have no obligation to make any Loan and to disburse to the Borrower until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by the Borrower and Guarantor, if any, or such conditions have been waived in writing by Oak Street:

i. All representations and warranties contained in Section 4 and in the other Credit Documents remain true and correct, and the Borrower and Guarantor, if any, are in compliance with the affirmative and negative covenants in Sections 5 and 6.

ii. There is no Default or Event of Default and no Default or Event of Default would result from such proposed Loan.

iii. All conditions set forth in Section 7(a) above shall continue to be satisfied by the Borrower or any Guarantor, as applicable, as of the date upon which any Loan is to be made, or such conditions shall have been expressly waived in writing by Oak Street.

iv. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the opinion of Oak Street would make it illegal for Oak Street to make such Loan.

v. All proceedings in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory to Oak Street in form and substance, and Oak Street shall have received all information and such counterpart originals or certified copies of such documents and such other certificates or documents as Oak Street may require.

vi. There has been no material adverse change in the Borrower's

business.

8. DEFAULTS-REMEDIES.

(a) The Loan shall, at the option of Oak Street, immediately mature and become due and payable, without notice of any kind except as expressly set forth below, upon the occurrence of any one or more of the following events, each of which for purposes of this Agreement, shall be defined as an "Event of Default":

(i) Any installment of principal or interest due with respect to the Loan or of any other debt owed by the Borrower or any Guarantor to Oak Street shall remain unpaid after becoming due.

(ii) Any representation, warranty or other agreement made in connection with this Agreement, any other Credit Document or any other agreement executed by the Borrower or any Guarantor relating to any other debt owed by the Borrower or Guarantor to Oak Street shall be materially false or incorrect at the time made or deemed to be made.

(iii) Any breach by the Borrower or any Guarantor of one or more of the Negative Covenants set forth in Section 6; provided, however, that Oak Street shall give the Borrower written notice of any Default, and the Borrower shall have a period of fifteen (15) days from the date of such notice to cure the Default; provided, however, that a Default with respect to Section 6(a), (b), (c) and (e) shall not be susceptible to cure.

(iv) Failure of Borrower to maintain the Financial Covenants set forth in Section 5 if left uncured for more than thirty (30) days.

(v) Failure of Borrower to comply with the obligations set forth in Section 2(f).

(vi) A default by the Borrower, any Guarantor hereunder, any Affiliate, under any other agreement(s), including, without limitation, the other Credit Documents, with Oak Street if left uncured for thirty (30) days.

(vii) Any failure by the Borrower or any Guarantor to keep or comply with any other provision of this Agreement, or other Credit Document for a period of ten (10) days after receipt of notice of noncompliance provided by Oak Street.

(viii) The Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

(ix) The commencement of any proceedings in a court of competent jurisdiction by or against the Borrower or any Guarantor seeking an order (i) for relief under the Federal Bankruptcy Code or establishing the insolvency of the Borrower or any Guarantor, (ii) appointing a trustee, receiver or other custodian of the Borrower or any Guarantor or of any substantial part of the Borrower's or any Guarantor's property, or (iii) approving or effecting an arrangement for the liquidation, dissolution, winding up or reorganization of the Borrower or any Guarantor pursuant to the Federal Bankruptcy Code, or any other law for the relief of debtors, or seeking judicial modification or alteration of the rights of Oak Street hereunder or under the Loan; and any such proceedings described in clauses (i), (ii), or (iii) shall not be dismissed, any such receiver, trustee or other

custodian shall not be discharged, or jurisdiction with a court shall not be relinquished or vacated or stayed on appeal or otherwise within thirty (30) days from commencement of any such proceedings; or (iv) the Borrower or Guarantor shall file any petition, commence any proceedings or take or consent to any other action seeking any such judicial order described in clauses (i), (ii) or (iii) preceding, or (v) the Borrower or any Guarantor shall make an assignment for the benefit of its creditors, or (vi) the Borrower or any Guarantor shall become insolvent, or admit in writing the inability to pay its respective debts and obligations generally as they become due, or (vii) (A) the Borrower or any Guarantor shall have failed within thirty (30) days to pay or otherwise discharge any one or more judgments, orders or attachments for the payment of money against such Borrower or Guarantor exceeding Ten Thousand Dollars ($10,000.00) in the aggregate, except those which are being contested in good faith and enforcement or execution of which has been stayed and for which adequate reserves in accordance with GAAP for the payment thereof are maintained or (B) any one or more non-monetary judgments that have, or could reasonably be expected to have, a material adverse effect on the Borrower's or any such Guarantor's business, operations, properties, assets, condition (financial or otherwise) or prospects and, in either case, (x) enforcement proceedings are commenced by any creditor upon such judgment or order, or (y) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

(x) The death, legal incompetence, long term disability, or dissolution of Borrower or of any Guarantor, as applicable.

(xi) Any one or more of the Credit Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written consent of Oak Street, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Credit Documents shall be commenced by or on behalf of the Borrower or any Guarantor, or any governmental authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Credit Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or Borrower or any Guarantor denies that it has any further liability or obligation under any Credit Document, or purports to revoke, terminate or rescind any Credit Document.

(xii) Any security interest or lien granted in the Collateral under any of the Credit Documents shall at any time, due to the acts or omissions of the Borrower, fail to constitute a valid and perfected security interest and lien (or the equivalent thereof under applicable laws) on all of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Credit Documents, or the Borrower or any Guarantor or any of its/their respective affiliates shall so assert in writing if left uncured for thirty (30) days.

(xiii) The creation of any lien on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of the Borrower or any Guarantor hereof including, without limitation,

any property held in the CCA due to the acts or omissions of the Borrower if left uncured for thirty (30) days.

(xiv) A default by the Borrower, any Guarantor hereunder, any of the Borrower's Affiliates, under any agreement(s) with Oak Street if left uncured for thirty (30) days.

(xv) Violation by the Public Company of any federal laws, including, without limitation, any laws governed by the U. S. Securities and Exchange Commission.

(xvi) Any material adverse change in the Borrower's business or financial condition, as determined by Oak Street in its reasonable discretion.

(b) Upon the occurrence of an Event of Default, or at any time such Event of Default is continuing, Oak Street may, at its option, take any one or more of the following actions:

(i) declare all amounts due under this Agreement to be immediately due and payable, including, but not limited to, the Prepayment Premium, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

(ii) thereupon or at any time or times thereafter, sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law.

(iii) apply the Collateral or the net proceeds of the disposition of any Collateral, after deducting all costs and expenses for custody, preservation and collection, sale and delivery, to the payment of the Loan, the Prepayment Premium, or of any or all other liabilities of the Borrower to Oak Street, returning the residual, if any, to Borrower on demand.

(iv) Upon written demand by Oak Street, to turnover all Collateral to Oak Street for sale, lease or other disposition of any or all of the Collateral in its present condition.

(v) The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market.

(vi) Oak Street may purchase any of the Collateral at any such private or public sale.

(vii) In addition to the rights granted herein, Oak Street shall have and may exercise any and all rights and remedies now or hereafter provided by law for the holder of a security interest or granted under any other document delivered in connection herewith, including, but not limited to, sending letters to account debtors such as those insurance carriers set forth on Schedule A hereto to collect any Collateral directly.

(viii) Neither will solicit any of the Borrower's customers or book of business as such customers or book of business are part of the Collateral for a period of two (2)

years from an Event of Default which results in acceleration of the Loan. They acknowledge that any such solicitation, whether personally, through another entity, or via alternative producers codes or carriers will be considered conversion of the Collateral from Oak Street.

9. EXPENSES, REIMBURSEMENT, AND INDEMNIFICATION.

(a) The Borrower and any Guarantor shall pay: (i) all reasonable out-of-pocket expenses incurred by Oak Street, including the reasonable fees, charges and disbursements of attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in connection with its underwriting activities, in connection with the credit facilities provided for herein, and/or preparation, administration, and documentation of this Agreement, the Loan and related Credit Documents, or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and/or perfecting any lien; (ii) all out-of-pocket expenses incurred by Oak Street, including the fees, charges and disbursements of any attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in connection with the enforcement, collection or protection of its rights in any way related to the Loan and Credit Documents, including its rights under this Section 9 and/or in the collection of the Loan, as well as all other obligations and liabilities of the Borrower to Oak Street as a result of the occurrence of an Event of Default hereunder or in the pursuit of any remedy of Oak Street available to it under or pursuant to the Loan or any of the Credit Documents, both before and after entry of a judgment, whether inside or outside of bankruptcy, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations with respect to this Agreement, the Loan and Credit Documents (whether inside or outside of bankruptcy) being reimbursed by the Borrower under this Section 9, include without limiting the generality of the foregoing, costs and expenses incurred in connection with: (a) filed examinations and preparation of reports based on fees charged by a third party retained by Oak Street or the internally allocated fees for such persons employed by Oak Street; (b) background and/or credit checks; (c) taxes, fees and other charges for lien and title search and filing of financing statements and continuations, and other actions to perfect, protect and continue Oak Street's liens; (d) sums paid or incurred to take any action required of the Borrower, which the Borrower fails to take; and (e) forwarding loan proceeds, collecting checks and other items of payment, and preserving and protecting the Collateral.

(b) The Borrower and any Guarantor shall at all times protect, indemnify, defend and save harmless Oak Street from and against any and all claims, actions, suits and other legal proceedings, and liabilities, damages, costs, interest, charges, filing fees and taxes, expenses relating to title, stamp, mortgage or other taxes and liabilities for delays in paying them, counsel fees and disbursements and other expenses and penalties of which Oak Street may at any time sustain or incur by reason of or in consequence of the Borrower's or Guarantor's acts or omissions or arising out of the execution and delivery of, the consummation of the transactions contemplated by, or the amendment or modification of, or any waiver or consent under or in respect of the Loan or any of the Credit Documents. The provisions of this Section 9 shall survive the payment of the Loan and the termination of this Agreement.

(c) The Borrower and any Guarantor acknowledge and agree that during the course this Loan, potential buyers may communicate or request certain information relating to the Loan Documents and debt with Oak Street or certain information relating to the Collateral and insurance carriers. The Borrower and any Guarantor acknowledge and agree that if the Borrower or any Guarantor makes a written request to Oak Street to communicate with or provide any information to a potential buyer, such buyer will be required to sign a confidentiality agreement as administered

by the Borrower (a copy of which shall be provided to Oak Street). Further, the Borrower and any Guarantor agree to release, hold harmless, defend and indemnify Oak Street from, for and against all actual or threatened claims, costs, demands, orders, losses, lawsuits, liabilities, damages (including, without limitation all consequential damages) and expenses whether incurred directly or indirectly by the Borrower or any Guarantor arising from or in any way related to communicating with or providing such requested information to potential buyers.

10. SEVERABILITY. In case any one or more of the provisions contained in the Agreement shall be invalid, illegal or unenforceable in any respects, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. NOTICES. Any notice under this Agreement to the Borrower or to Oak Street shall be in writing and, if delivered by hand, shall be deemed to have been given when delivered, if emailed, when sent, and, if mailed, shall be deemed to have been given on the earlier of receipt or three (3) days after the date when sent by registered or certified U.S. Mail, postage prepaid, and addressed to the Borrower or Oak Street or other holder at its address shown below or at such other address as such party may, by written notice to the other, have designated as its address for such purposes.

If to Oak Street:

Oak Street Funding LLC
8888 Keystone Crossing
Suite 1700
Indianapolis, IN 46240
Attn: Servicing
Fax: (317) 428-3801
Email: servicing@oakstreetfunding.com

If to the Borrower:

Southwestern Montana Insurance Center, LLC
40 WALL ST 60th Floor
NEW YORK, NY 10005-1304
Attn: Debra Beyman
Fax: (732) 605-4655
Email: dbeyman@reliancegh.com

12. INTEREST RATE LIMITATIONS. Notwithstanding anything herein or in the Credit Documents to the contrary, no provision contained herein and no provision contained in any of the Credit Documents which purports to obligate the Borrower to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it requires the payment of any interest or other sums in excess of such maximum. In the event the Borrower shall at any time following the Effective Date pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, such overpayments shall be deemed to be loans from the Borrower to the holder hereof, which loans shall be due and payable by the holder upon demand by the Borrower together with interest from the date or dates of such overpayments calculated at the same rate as Borrower is required to pay under this Agreement, and the repayment of such loans by the holder hereof shall be the sole remedy at law or in equity of the Borrower for such overpayments.

13. WAIVER OF VARIOUS RIGHTS. The Borrower hereby waives all rights of valuation and appraisement in connection with or arising out of any of the Credit Documents delivered in accordance with this Agreement including without limitation this Agreement, or the validity, protection, interpretation,

collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and Oak Street. The Borrower waives acceptance or notice of acceptance hereof and agrees that the Agreement, and all of the other Credit Documents shall be fully valid, binding, effective, and enforceable as of the Effective Date even though this Agreement and any one or more of the other Credit Documents which require the signature of Oak Street, may be executed by or on behalf of Oak Street on other than the Effective Date. The Borrower waives any right to consequential damages and to require Oak Street to marshal any assets in favor of the Borrower, any other creditor of the Borrower or any other person claiming any rights by or through the Borrower to any of the collateral in which Oak Street has a security interest. The Borrower further waives any right to bring a cause of action against Oak Street for any alleged negligent misrepresentations arising out of or in any way relating to the Credit Documents.

14. OTHER AGREEMENTS. This Agreement and the other Credit Documents shall be construed consistently with each other in order to best effectuate the intent of the Borrower and Oak Street in entering into the relationships contemplated by all these agreements. The agreements referenced herein constitute the sole and entire agreement of the parties and no statement or promise has been made with respect to the subject matter of these agreements other than is expressed herein. In the event of a conflict between the terms of this Agreement and any of the other Credit Documents, the provisions of this Agreement shall control.

15. CROSS-GUARANTY

(a) Each Borrower (each to be referred to in this Section 15 as a "Cross-Guarantor" and collectively as the "Cross-Guarantors") hereby agrees that it is jointly and severally liable under Section 2(i), and as primary obligor and not merely as an accommodation party, for and therefore does absolutely, irrevocably and unconditionally guarantee to Oak Street, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations of each other Borrower (such Obligations, collectively, the "Cross-Guaranteed Obligations"). Each Cross-Guarantor further agrees that the Cross-Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal.

(b) The provisions of this Section 15 (this "Cross-Guaranty") are a guaranty of payment and not of collection. Each Cross-Guarantor waives any right to require Oak Street to sue any Borrower, any Cross-Guarantor, any other guarantor, or any other party obligated for all or any part of the Cross-Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Cross-Guaranteed Obligations.

(c) Except as otherwise provided for herein and to the extent provided for herein, the obligations of each Cross-Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Cross-Guaranteed Obligations determined exclusive of contingent indemnification and reimbursement obligations in respect of which no claim for payment has yet been asserted by the party entitled thereto), including:

(i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Cross-Guaranteed Obligations, by operation of law or otherwise;

(ii) any change in the corporate or limited liability company existence, structure or ownership of any Borrower, any other Cross-Guarantor of or other party liable for any of the Cross-Guaranteed Obligations;

(iii) any insolvency proceeding affecting any Borrower, any Cross-Guarantor, or any other guarantor of or any other party liable for any of the Cross-Guaranteed Obligations, or the Collateral or any resulting release or discharge of any obligation of any Borrower, any Cross-Guarantor, or any other guarantor of or other party liable for any of the Cross-Guaranteed Obligations; or

(iv) the existence of any claim, setoff or other rights which any Cross-Guarantor may have at any time against any Borrower, any Cross-Guarantor, any other guarantor of the Cross-Guaranteed Obligations, Oak Street, or any other party, whether in connection herewith or in any unrelated transactions.

(d) The obligations of each Cross-Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Cross-Guaranteed Obligations or otherwise, or any provision of applicable law purporting to prohibit payment by any Borrower, any Cross-Guarantor or any other guarantor of or other party liable for any of the Cross-Guaranteed Obligations, of the Cross-Guaranteed Obligations or any part thereof.

(e) Further, the obligations of any Cross-Guarantor hereunder are not discharged or impaired or otherwise affected by:

(i) the failure of Oak Street to assert any claim or demand or to enforce any remedy with respect to all or any part of the Cross-Guaranteed Obligations;

(ii) any waiver or modification of or supplement to any provision of any agreement relating to the Cross-Guaranteed Obligations;

(iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of Borrower (or any one or more of them) for all or any part of the Cross-Guaranteed Obligations or any obligations of any other guarantor of or other party liable for any of the Cross-Guaranteed Obligations;

(iv) any action or failure to act by Oak Street with respect to any collateral securing any part of the Cross-Guaranteed Obligations; or

(v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Cross-Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Cross-Guarantor or that would otherwise operate as a discharge of any Cross-Guarantor as a matter of law or equity (other than the payment in full in cash of the Cross-Guaranteed Obligations determined exclusive of contingent indemnification and reimbursement obligations in respect of which no claim for payment has yet been asserted by the party entitled thereto).

(f) To the fullest extent permitted by applicable law, each Cross-Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Cross-Guarantor or the unenforceability of all or any part of the Cross-Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any Cross-Guarantor, other than the payment in full in cash of the Cross-Guaranteed Obligations (determined exclusive of contingent indemnification and reimbursement obligations in respect of which no claim for payment has yet been asserted by the party entitled thereto). Without limiting the generality of the

foregoing, each Cross-Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by Law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any party against any Borrower, any Cross-Guarantor, any other guarantor of any of the Cross-Guaranteed Obligations, or any other party. Oak Street may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Cross-Guaranteed Obligations, compromise or adjust any part of the Cross-Guaranteed Obligations, make any other accommodation with any Borrower, any Cross-Guarantor, any other guarantor or any other party liable on any part of the Cross-Guaranteed Obligations or exercise any other right or remedy available to it against any Borrower, any Cross-Guarantor, any other guarantor or any other party liable on any of the Cross-Guaranteed Obligations, without affecting or impairing in any way the liability of such Cross-Guarantor under this Cross-Guaranty except to the extent the Cross-Guaranteed Obligations have been fully paid in cash (determined exclusive of contingent indemnification and reimbursement obligations in respect of which no claim for payment has yet been asserted by the party entitled thereto). To the fullest extent permitted by applicable law, each Cross-Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Cross-Guarantor against any Borrower, any other guarantor or any other party liable on any of the Cross-Guaranteed Obligations, as the case may be, or any security.

(g) No Cross-Guarantor will assert any right, claim or cause of action, including a claim of subrogation, contribution or indemnification that it has against any Borrower, any Cross-Guarantor, any party liable on the Cross-Guaranteed Obligations, or any Collateral, until the Borrower and the Cross-Guarantors have fully performed all of their Obligations to Oak Street.

(h) If at any time any payment of any portion of the Cross-Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Cross-Guarantor's obligations under this Cross-Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Oak Street is in possession of this Cross-Guaranty. If acceleration of the time for payment of any of the Cross-Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Cross-Guaranteed Obligations shall nonetheless be payable by the Cross-Guarantors forthwith on demand by Oak Street.

(i) Each Cross-Guarantor assumes all responsibility for being and keeping itself informed of each other Borrower's financial condition and Collateral, and of all other circumstances bearing upon the risk of nonpayment of the Cross-Guaranteed Obligations and the nature, scope and extent of the risks that each Cross-Guarantor assumes and incurs under this Cross-Guaranty, and agrees that Oak Street shall not have any duty to advise any Cross-Guarantor of information known to it regarding those circumstances or risks.

(j) The liability of each Borrower as a Cross-Guarantor under this Section 15 is in addition to and shall be cumulative with all Obligations of each Borrower to Oak Street under this Agreement and the other Credit Documents to which such Borrower is a party or in respect of any Obligations of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

16. GOVERNING LAW. This Agreement and the Credit Documents are submitted by the

Borrower and Guarantor to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by the Borrower to borrow monies from Oak Street now and from time to time hereafter, and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

17. HEADINGS. The section headings used in this Agreement are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

18. ELECTRONIC REPORTS. Oak Street may elect, from time to time, to receive certain information, including reports, otherwise required by the terms of this Agreement or the other Credit Documents ("Reports") from the Borrower or Guarantor via electronic mail transmission ("e-mail"). Oak Street will designate from time to time its e-mail address to the Borrower and Guarantor (the "Oak Street E-mail Address"). All e-mail transmissions of Reports from the Borrower or Guarantor shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Oak Street and shall conform to the specifications described in this Agreement. The Borrower and Guarantor will be solely responsible for the confidentiality of the contents of its e-mail transmissions during transmission to the Oak Street E-mail Address, and neither the Borrower nor Guarantor shall assert claims against Oak Street or its affiliates arising out of the use of the internet to communicate or to transmit information and documentation. The Borrower and Guarantor will be responsible for the accuracy of all information provided to Oak Street via e-mail transmission to the Oak Street E-mail Address, and any information so received by Oak Street will be deemed to have been submitted by and received from the Borrower or Guarantor in accordance with this Agreement or the other Credit Documents, including all representations and warranties applicable to such information as set forth in this Agreement and the other Credit Documents as if sent in paper form. Each Borrower and Guarantor consents to and represents that, by the Borrower's or Guarantor's insertion of a Borrower's or Guarantor's name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), each Borrower and Guarantor intends such to constitute a legally binding and enforceable signature of the Borrower and Guarantor and, in all aspects, the legal equivalent of the Borrower's and Guarantor's handwritten signature.

19. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Oak Street (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) Oak Street may assign its rights and obligations hereunder and under the other Credit Documents in connection with Oak Street funding its obligations hereunder, and the Borrower hereby consents to such assignment by Oak Street.

20. SURVIVAL. All representations, warranties, and covenants of the Borrower herein or any certificate, agreement or other instrument delivered by or on the Borrower's behalf under this Agreement shall be considered to have been relied upon by Oak Street and shall survive the making of the Loan and delivery to Oak Street of this Agreement. All statements and any such certificate or other such instrument shall constitute warranties and representations hereunder by the Borrower, as the case may be.

21. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

22. MODIFICATION. The parties hereto may amend, modify, renew or extend this Agreement only by written instrument executed by both parties and in the manner of its original execution.

23. SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY THE BORROWER IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT THE BORROWER MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE BORROWER AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH BORROWER IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON THE BORROWER IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE BORROWER'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON THE BORROWER TO THE SAME EXTENT AS THOUGH SERVED ON BORROWER IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE BORROWER THAT BY EXECUTION OF THIS AGREEMENT THE BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET'S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR THE BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

24. **ARBITRATION**. The parties hereto agree, upon demand of the other party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether individual, joint, or class in nature, whether in tort, contract or otherwise, in any way arising out of or relating to the Credit Documents and the negotiation, execution, collateralization, administration, repayment, modification, extension, substitution,

formation, inducement, enforcement, default or termination thereof.

(a) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Indiana selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be administered by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's Commercial Arbitration Rules, unless the claim or counterclaim is greater than $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's Procedures for Large, Complex Commercial Disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.

(b) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) seek, use, and employ ancillary or preliminary remedies, judicial or otherwise, for the purpose of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of the Collateral, and any such action shall not be deemed an election of remedies; (ii) foreclose against or dispose of real or personal property collateral; (iii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iv) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i) – (iv) of this paragraph. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise any agreement relating to the Collateral, shall also be arbitrated, provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party.

(c) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator (and arbitrators, if more than one) will be a neutral attorney licensed in the State of Indiana or a neutral retired judge of the state or federal judiciary of Indiana, in either case with a minimum of ten years' experience in the substantive law applicable to the subject matter of the dispute to be arbitrated, shall be neutral, and shall be chosen by mutual agreement of the parties; however, if the parties cannot agree to an arbitrator (or arbitrators), the parties shall use the method outlined in by the AAA. The arbitrator will determine whether or not an issue is arbitrable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Indiana and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery

of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(d) Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

(e) Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed the Credit Documents or any other contract, instrument or document relating to thereto, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. Borrower hereby waives any right to a class action claim or mass action claim.

(f) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding, including attorneys' fees.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes.

(h) In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses, the taking of a reasonable number of depositions per party with reasonable time limitations, and such other discovery procedures and limits as are reasonable and intended to facilitate the resolution of any such disputes in a fair, timely and efficient manner. The arbitrator shall issue such orders promptly upon request therefor from a party. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the hearing or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within thirty (30) days of the close of the arbitration hearing. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability, including findings of fact upon which the arbitrator's decision is based. The decision of

the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered by any federal or state court of competent jurisdiction.

(i) The arbitrator shall not have power to award damages in excess of actual compensatory, consequential, and incidental damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement and each party hereby irrevocably waives any claim to such damages; however, this exclusion does not apply to any claims of conversion by Oak Street as permitted under state law.

(j) The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding if the arbitrator determines that such assessment is appropriate under the circumstances to achieve a fair allocation of such costs and expenses taking into account the degree to which the parties acted in good faith. The arbitrator may enter a default final decision against any party who fails to participate in the arbitration proceedings. Any party refusing to comply with a final order or final decision of the arbitrator shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award.

25. **JURY WAIVER. OAK STREET, BORROWER AND ANY GUARANTOR HEREOF, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET, BORROWER AND ANY GUARANTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR BORROWER OR GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR BORROWER OR GUARANTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.**

[The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, Borrower and Oak Street have caused this Agreement to be executed by their respective duly authorized representatives as of the date set forth above.

BORROWER:
SOUTHWESTERN MONTANA INSURANCE CENTER, LLC
Reliance Global Holdings, LLC, sole member

By: Debra Beyman
Debra Beyman, Manager

OAK STREET:
OAK STREET FUNDING LLC

By: ______________________
Rick Dennen, President

Acknowledged, Agreed and Accepted as of the date set forth above:

By: Debra Beyman
Debra S Beyman

By: ______________________
Ezra Beyman

By: ______________________
Yaakov A Beyman

EMPLOYEE BENEFITS SOLUTIONS, LLC

____
Yaakov Beyman, Manager

US BENEFITS ALLIANCE, LLC

____
Yaakov Beyman, Manager

COMMERCIAL COVERAGE SOLUTIONS LLC

Debra Beyman
____

Debra Beyman, Manager

RELIANCE GLOBAL HOLDINGS, LLC

____

Ezra Beyman, Manager

Credit Agreement – Signature Page

SCHEDULE A

List of Agency Agreement(s) and Producer Code(s)

Carrier	Producer Code

SCHEDULE B
Sources and Uses

SCHEDULE C
COMPLIANCE CERTIFICATE

Oak Street Funding LLC
8888 Keystone Crossing, Suite 1700
Indianapolis, IN 46240
Attn: **SERVICER_NAME**

Ladies and Gentlemen:

Reference is made to that certain Master Credit Agreement dated as of March __, 2019 (as amended from time to time, the "Credit Agreement"), by and among Southwestern Montana Insurance Center LLC (jointly and severally, the "Borrower"), and Oak Street Funding LLC ("Oak Street"). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The undersigned hereby certifies to Oak Street as follows:

1. The undersigned is the [Chief Financial Officer or ________________] of the Borrower.

2. The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

3. To the best of the undersigned's knowledge, no Default or Event of Default exists.

4. To the best of the undersigned's knowledge, information and belief after due inquiry, the representations and warranties made or deemed made by the Borrower in the Credit Documents to which any is a party, are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Credit Documents.

5. Attached hereto as Schedule 1 are reasonably detailed calculations establishing whether or not the Borrower was in compliance with the financial covenants referenced in Section 5 (d) of the Credit Agreement.

6. To the best of the undersigned's knowledge, information and belief after due inquiry, except as otherwise disclosed on Schedule 1, Borrower is in compliance with all other affirmative and negative covenants set forth in Sections 5 and 6 of the Credit Agreement and all other covenants set forth in the Credit Documents to which any is a party.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

By: ______________________________
[Insert name of officer]
Alex Blumenfrucht

oak street funding

CREDIT AGREEMENT

This Credit Agreement (the "Agreement") dated as of the 7th day of December, 2018, is between **COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company (the "Borrower"), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WITNESSETH:

WHEREAS, the Borrower desires to borrow up to a maximum principal amount of One Million Twenty Five Thousand Dollars ($1,025,000) from Oak Street under a term loan; and

WHEREAS, Oak Street is willing to provide such financial accommodation to the Borrower on the terms and subject to the terms and conditions as contained in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS; RULES OF CONSTRUCTION. In addition to other capitalized terms defined elsewhere in this Agreement, the following terms will have the following meanings:

(a) "Account Event" means (i) the occurrence of an Event of Default and/or (ii) a decrease in the Annualized Commissions to an amount below Three Hundred Sixty Three Thousand Six Hundred Eighty Two and 97/100 Dollars ($363,682.97), measured on a monthly basis.

(b) "Active Insurance Policies" means Insurance Policies which are in effect and are current with respect to premium payments which are generating, and which Oak Street reasonably determines will continue to generate, Insurance Commissions Collateral.

(c) "Affiliate" means, as to any corporation, association, partnership, limited liability company, joint venture or other business entity, any other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with, such entity.

(d) "Agency Agreements" means any contract or agreement, now existing or hereafter arising, as any of such contracts or agreements may be amended, modified or replaced from time to time, between the Borrower and, including, without limitation, any insurance company, risk retention group, reinsurance company, reinsured, client, co-broker of record, customer, agency, agent or sub-producer, whether as broker, underwriter, servicer, manager or otherwise, which has issued any of the Insurance Policies generating Insurance Commissions Collateral.

(e) "Amortization Date" means the earliest of (i) June 25, 2019, or such later date to which the Amortization Date has been extended in writing by Oak Street, or (ii) at Oak Street's election a date selected by Oak Street following an Account Event.

(f) "Annualized Commissions" means as of the date of determination, the periodic premiums from Active Insurance Policies multiplied by the commission rate received by the

Borrower on such Active Insurance Policies, annualized.

(g) "Applicable Margin" means a per annum percentage which is added to the Prime Rate in order to determine the Interest Rate at which interest accrues on the unpaid principal balance of the Loan. The initial Applicable Margin is One Point Five Zero percent (1.50%) per annum.

(h) "Business Day" means any day that is not a Saturday, Sunday, or a day on which banks in Indianapolis, Indiana are required or permitted to be closed.

(i) "CCA" means the restricted deposit account(s) maintained by the Borrower (and/or a Guarantor, if required by Oak Street) at the CCA Bank in which Oak Street has a perfected first security interest subject to the terms of the Security Agreement(s) and the Control Agreement(s).

(j) "CCA Bank" means any depositary institution selected by Oak Street at which any CCA is maintained.

(k) "Collateral" means all of the property designated as Collateral under Section 3 of this Agreement.

(l) "Control Agreement" means any Deposit Account Control Agreement between the Borrower or any Guarantor, Oak Street and the CCA Bank at which any CCA is maintained.

(m) "Credit Documents" means this Agreement, the Security Agreement(s), the Control Agreement(s), the Guarantee(s), and all other documents, instruments or agreements delivered by Borrower or any other party in connection with the Loan and further identified in Section 7 of this Agreement, as any of such documents may be amended, modified or replaced from time to time.

(n) "Debt Service Coverage Ratio" means EBITDA, plus cash contributions from members of Borrower (post-Effective Date and not to include required capital contributions in acquisition financing), less distributions, divided by regularly scheduled payments of principal, interest and service fees paid or required to be paid during such period, plus capital lease payments not expensed during such period (if applicable).

(o) "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

(p) "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

(q) "EBITDA" means the sum of Borrower's earnings before interest, taxes, depreciation and amortization.

(r) "Effective Date" means the date on which this Agreement is executed and delivered by the Borrower to Oak Street.

(s) "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable

for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

(t) "Event of Default" means any of the Events of Default described in Section 8 of this Agreement.

(u) "Extraordinary Receipts" means any cash received by the Borrower or Guarantor from a sale or disposition of the Collateral or proceeds of judgments or settlements which relate in any way to the Collateral or with respect to the Purchase Documents any purchase price or other monetary adjustments made to any Purchase Documents and/or indemnification payments made pursuant to the Purchase Documents. Any carrier commissions, fees, bonuses, rebates, amounts received in respect of foreign, United States, state or local tax refunds, pension reversions or similar compensation received by the Borrower in the ordinary course of business shall not be considered an Extraordinary Receipt, but shall constitute part of the Collateral.

(v) "Guarantor" means, Employee Benefits Solutions, LLC, US Benefits Alliance, LLC, Reliance Global Group, Inc., and any other Subsidiary or Affiliate which is made a guarantor hereunder pursuant to Section 5(v) of this Agreement (each being an "Entity Guarantor" and collectively comprising the "Entity Guarantors") and Debra Beyman, Ezra Beyman and Yaakov Beyman (each being a "Personal Guarantor" and collectively comprising the "Personal Guarantors").

(w) "Insurance Commissions Collateral" means all commissions and other amounts paid or payable to the Borrower with respect to any Insurance Policies associated with any Agency Agreements and/or Producer Codes, together with any and all contingency commissions, over-ride commissions, profit sharing, audit commissions, fees, bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions Collateral due on or after the Effective Date and all commissions due before the Effective Date but received on or after the Effective Date relating to such Agency Agreements and/or Producer Codes .

(x) "Insurance Policies" means any policies of insurance which are generating Insurance Commissions Collateral, including, without limitation, new policies or expirations and renewals.

(y) "Loan" means the loan in the original principal amount of One Million Twenty Five Thousand Dollars ($1,025,000) made available to the Borrower by Oak Street pursuant to the provisions of this Agreement and the other Credit Documents.

(z) "Maturity Date" means the Payment Due Date occurring 120 months after the Amortization Date.

(aa) "Payment Due Date" means the 25th day of each month.

(a) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

(b) "Prime Rate" means the rate of interest for the United States announced from time

to time by the "Money Rates" section of The Wall Street Journal.

(c) "Producer Codes" means those codes assigned by an applicable insurance company which track or identify any Insurance Commissions Collateral.

(d) "Purchase Documents" means any and all documents or instruments associated with the purchase or acquisition of stock or other ownership interests, or assets by the Borrower for its business related to this Loan.

(e) "Repayment Period" means a period of 120 months commencing on the Amortization Date during which the Borrower will be required to repay the outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, in combined monthly installments as provided in Section 2(c).

(f) "Security Agreement" means the Security Agreement(s) from Borrower (and Guarantor, if required by Oak Street) in favor of Oak Street to secure the Borrower's (and Guarantor's) obligations with respect to this Agreement and the other Credit Documents.

(g) "Senior Funded Debt" means all debt owed to by Borrower to Oak Street.

(h) "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Borrower.

For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) Words of masculine, feminine or neuter gender include the correlative words of other genders. Singular terms include the plural as well as the singular, and vice versa.

(ii) All references herein to designated "Articles," "Sections" and other subdivisions or to lettered Schedules or Exhibits are to the designated Articles, Sections and subdivisions hereof and the Schedules or Exhibits annexed hereto unless expressly otherwise designated in context. All Article, Section, other subdivision and Schedules or Exhibit captions herein are used for reference only and do not limit or describe the scope or intent of, or in any way affect, this Agreement.

(iii) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

(iv) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

(v) All Recitals set forth in, and all Schedules or Exhibits to this Agreement

are hereby incorporated in this Agreement by reference.

(vi) No inference in favor of or against any party shall be drawn from the fact that such party or such party's counsel has drafted any portion hereof.

(vii) All references in this Agreement to a separate instrument are to such separate instrument as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(viii) Every representation, warranty, covenant, agreement, obligation and undertaking set forth in this Agreement shall be deemed to have been made by the Borrower and each of them jointly and severally.

2. CREDIT FACILITY. (a) Disbursement of Loan Proceeds. Subject to the terms and conditions of this Agreement, Oak Street agrees to make the Loan to the Borrower. Five Point Zero Zero percent (5.00%) of the proceeds of the Loan requested by the Borrower will be deducted and deposited to the CCA as security for the Borrower's obligations hereunder. The Borrower agrees that the Loan will be used exclusively for business purposes as set forth on Schedule B and will not be used, directly or indirectly, for the purpose of "purchasing or carrying any margin stock" within the meaning of Federal Reserve Board's Regulation U; provided, however that nothing in this Section 2 or elsewhere in this Agreement shall be construed as imposing any duty on Oak Street to supervise the use or application of the Loan proceeds or any liability on Oak Street to any person if the Loan proceeds are not used for the purposes set forth in this Agreement.

(b) Fees. In connection with the Loan, on the Effective Date the Borrower agrees to pay to Oak Street (i) a non-refundable closing fee as set forth on the pre-close checklist, (ii) a non-refundable origination fee as set forth on the pre-close checklist, (iii) on each Payment Due Date prior to maturity a monthly servicing fee equivalent to 0.50% per annum on the outstanding principal balance of the Loan as of the 25th day of the immediately preceding month. Monthly servicing fees will accrue on the basis of a 360 day year and paid for actual days elapsed.

(c) Interest and Payments. The Loan shall bear interest on the outstanding principal amount thereof at a variable per annum rate (the "Interest Rate") established on the date of this Agreement and adjusted on each subsequent Payment Due Date to take into account any change in the Prime Rate, equal to the sum of (i) the Prime Rate which is in effect on the applicable Payment Due Date, plus (ii) the Applicable Margin in effect as of such Payment Date. Such interest shall be payable monthly, in arrears, on each Payment Due Date. Interest will accrue on the basis of a 360 day year and paid for actual days elapsed. As of the Effective Date, the Prime Rate is 5.2500%. After the Maturity Date or upon the occurrence and during the continuance of an Event of Default, the principal amount of the Loan and, to the extent permitted by applicable law, any interest payments on the Loan and all other fees and other amounts owed under this Agreement or the other Credit Documents, shall thereafter bear interest (including post-petition interest in any bankruptcy or insolvency proceeding) payable on demand at a rate that is four percent (4.0%) per annum in excess of the interest rate otherwise payable hereunder, compounded monthly and payable on the basis of actual days elapsed until paid in full. During the Repayment Period, the Borrower will make installment payments of combined principal and interest such that each such installment payment shall be in an amount sufficient to fully amortize outstanding principal and interest due hereunder over the Repayment Period, based on the assumption that the Interest Rate applicable to the Loan and in effect on the first day of the Repayment Period would remain unchanged throughout the Repayment Period, provided, however, that the amount of principal and interest due may change from time to time if there are changes in the Interest Rate or if the Loan is

prepaid in part pursuant to Section 2(d), in each case as determined by Oak Street. The amount of the monthly installment payment will be recalculated by Oak Street on or prior to each Payment Due Date to take into account any change in the applicable Interest Rate. On the Maturity Date, the Borrower shall repay the remaining outstanding principal amount of the Loan, together with all accrued but unpaid interest thereof, and all other fees and other amounts payable hereunder. Except as Oak Street (in its sole discretion) may otherwise elect, all amounts paid with respect to this Agreement shall be generally applied as follows: first, to the payment of costs of collection and expenses reimbursable by the Borrower to Oak Street; second to the payment of delinquent fees payable under this Agreement; third, to the payment of the current fees due under this Agreement; fourth to the payment of delinquent interest payable under this Agreement; fifth, to the payment of monthly interest due currently on the unpaid principal balance; sixth, to the amount of any prepayment charges set forth in Section 2(d) hereof; and seventh, to the payment of the unpaid principal balance.

(d) Prepayment. If the Borrower prepays all or any part of the principal amount outstanding other than in accordance with the schedule of principal installment payments established for the Loan pursuant to Section 2(c), or if an Event of Default occurs, the Borrower will in connection with any such prepayment, pay to Oak Street the following prepayment contemporaneously with such payment (the "Prepayment Premium"):

Period in which the Prepayment Occurs	**Prepayment Premium***
Loan Year 1: The period commencing on the Effective Date to, but excluding, the first anniversary of the Amortization Date.	5%
Loan Year 2: The period commencing on the first anniversary of the Amortization Date to, but excluding, the second anniversary of the Amortization Date.	4%
Loan Year 3: The period commencing on the second anniversary of the Amortization Date to, but excluding, the third anniversary of the Amortization Date.	3%
Loan Year 4: The period commencing on the third anniversary of the Amortization Date to, but excluding, the fourth anniversary of the Amortization Date.	2%
Loan Year 5: At all times on and after the fourth anniversary of the Amortization Date.	1%
*of the then outstanding principal balance	

Provided, however, that on or after the first anniversary of the commencement of the Repayment Period (together with successive anniversaries of the Repayment Period, each an "Anniversary Date"), so long as there exists no Event of Default and such payment is not otherwise being made in connection with repayment of the entire Loan balance (as determined by Oak Street in its sole discretion), the Borrower may, by not less than three (3) Business Days' prior notice to Oak Street, prepay without any prepayment premium or penalty, on or after the Anniversary Date and on or after each Anniversary Date thereafter, up to Ten Point Zero percent (10.0%) of the principal amount then outstanding as of the Anniversary Date, in each case together with all accrued but unpaid interest thereon. The payment of the Prepayment Premium will be considered liquidated damages for loss of bargain to Oak Street and not as a penalty. Unless there exists an Event of Default, partial prepayments will result in recalculation of monthly installment payments pursuant to Section 2(c) above.

(e) Mandatory Prepayments. Within five (5) Business Days of the date of receipt by the Borrower, or any other person or entity for the account of the Borrower of any Extraordinary Receipts, the Borrower shall repay the Loan by an amount equal to 100% of the amount of such Extraordinary Receipts. There shall be no penalty for prepayments associated with Extraordinary Receipts.

(f) CCA Administration. Except as may otherwise be expressly agreed to by Oak Street (in writing), all of the Insurance Commissions Collateral shall be immediately deposited by Borrower or carrier as directed by Borrower into the CCA within two (2) Business Days of receipt of such funds from the relevant insurance company. Borrower and Oak Street shall each receive notice from the CCA Bank of all debits, payments and charges to and regular monthly or periodic statements of the accounting for the CCA of Borrower. All payments which shall become due under the Loan or this Agreement shall be debited from the CCA of Borrower, without notice to or further authorization from Borrower, and Borrower hereby authorizes Oak Street to debit the CCA of Borrower for payments due under this Agreement as and when due. So long as any amounts remain outstanding in respect of the Loan, Borrower agrees to maintain a minimum balance in the CCA equivalent to Five Point Zero Zero percent (5.00%) of the original principal amount of the Loan ("Minimum CCA Balance"). Provided no Account Event has occurred, and so long as Borrower has provided all commission statement detail and the Minimum CCA Balance is maintained, Oak Street agrees to release from the CCA to Borrower any funds in excess of an amount equivalent to the monthly payment set forth in Section 2(c) above plus the Minimum CCA Balance to an account specified by Borrower within five (5) Business Days after receipt of such commissions. Following the occurrence of an Account Event, the cash release from the CCA to Borrower will cease immediately and any release of funds from the CCA to Borrower thereafter will be at the sole discretion of Oak Street. Borrower shall not be permitted to make payment orders or withdraw any amounts from the CCA until such time as the Loan is paid in full and all other indebtedness, obligations and liabilities of Borrower to Oak Street have been satisfied.

(g) Payments. All payments due with respect to the Loan are due without regard to and irrespective of any set off or counterclaim rights of the Borrower or Guarantor.

(h) Conditions to Funding. Oak Street shall have no obligation to disburse the proceeds of the Loan unless (i) Oak Street, in its sole and exclusive discretion, shall deem each of the conditions set forth in Section 7 hereof have been met and will continue to be met by the Borrower and Oak Street, or such conditions have been waived in writing by Oak Street, and (ii) there is no existing or uncured Default or Event of Default.

3. COLLATERAL AND GUARANTEES. (a) Collateral. The Borrower's (and Guarantor's, if required by Oak Street) obligations and liabilities of every nature now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents, including without limitation with respect to the Loan will be secured by a first priority security interest in (i) the assets of the Borrower (and Guarantor, if required by Oak Street) more particularly described in the Security Agreements entered into by the Borrower (and Guarantor, if required by Oak Street) dated as of the Effective Date and as amended or supplemented from time to time, (ii) collateral assignments of membership interests and stock pledges, as applicable, in the Borrower and related entities; and (iii) such other assets as may be required by Oak Street from time to time as described in the Security Agreements or Credit Documents (all of such assets referenced in this subsection (a) above being collectively referred to as the "Collateral").

(b) Guarantees. Payment of the Borrower's obligations with respect to the Loan, and

any of the Borrower's other obligations to Oak Street under the Credit Agreement and the other Credit Documents will be unconditionally guaranteed by the Guarantors.

4. REPRESENTATIONS AND WARRANTIES. By entering into this Agreement, the Borrower and Guarantor, if any, jointly and severally, represent and warrant, and only as it pertains to such Borrower or Guarantor, to Oak Street the following:

(a) The list of Producer Code(s) or Agent Code(s) provided to Oak Street and attached hereto as Schedule A is true, accurate and complete in all respects. The commission information provided to Oak Street with respect to the Insurance Policies is true, accurate, and complete and neither the Insurance Policies nor the Borrower's interest in the Insurance Commissions Collateral has been sold, transferred, disposed of, assigned or otherwise encumbered to any other party or parties. The Insurance Policies and Agency Agreements between the Borrower and any insurance carrier are current, legal, valid and binding obligations of the parties thereto (including the payment obligations of the insureds and the applicable insurance carrier) and are enforceable in accordance with their terms and are otherwise in full force and effect and no default exists thereunder. The Borrower will timely renew the Agency Agreements on or before the dates on which they are scheduled to lapse, terminate, or expire and will not undertake or agree to any renewal, substitution, or modification of such Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral. The Borrower will promptly notify Oak Street upon the occurrence of any of the following: (i) the receipt by the Borrower of any notice of any default, event of default, or breach purportedly committed by the Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by the Borrower of any notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse of any of the Agency Agreements.

(b) The Borrower has not received any notice of default or event of default, breach, cancellation or lapse with respect to any Agency Agreement, and, to the Borrower's knowledge, no circumstances exist which, with the giving of notice, lapse of time or happening of any other event or condition, would become or cause a default or event of default, breach, cancellation or lapse with respect to such Agency Agreement.

(c) The Borrower has all requisite power and authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver this Agreement and the other Credit Documents, to carry out the transactions contemplated thereby and to borrow the Loan hereunder. The execution, delivery and performance of this Agreement and the other Credit Documents (i) have been duly authorized by all necessary action on the part of the Borrower, (ii) duly executed and delivered by the Borrower, and (iii) constitute valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(d) The Collateral as represented to Oak Street on and at all times after the Effective Date will be the sole and absolute property of the Borrower and will be free and clear of all liens, security interests and claims of any nature whatsoever, other than any lien or security interest granted to Oak Street and subject to permitted encumbrances under the Credit Documents, if any.

(e) The Borrower is and will continue to be a limited liability company duly organized, validly existing and in good standing under the laws of the State of NJ and is qualified to do business and is in good standing in each jurisdiction where, because of the nature of such Borrower's activities or properties, such qualification is required.

(f) The principal place of business of the Borrower, the chief executive office and the

location of the books and records relating to the business and assets of the Borrower is 40 WALL ST 60th Floor, NEW YORK, NY 100051304.

(g) There is no action, suit, litigation or other proceeding pending or threatened against or involving the Borrower in any court or before or by any agent or regulatory body which could result in a judgment or liability against the Borrower or which could adversely affect any material assets of the Borrower or its income or right to carry on its business as now conducted or as intended to be conducted. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or regulatory body.

(h) Neither the execution of, nor the consummation of the transactions and borrowing of the Loan contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement (i) will conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the terms, conditions, or provisions of any agreement (including, without limitation, any agreements with any insurance carriers and organizational documents of the Borrower), lease, indenture, mortgage, license or other instrument to which Borrower is or will be a party or by which the Borrower or any of its assets are or may be bound or affected or to which the Borrower is subject, or any law, regulation, order, writ, injunction or decree of any court or agency or regulatory body having jurisdiction, (ii) result or require the creation or imposition of any lien or other encumbrance upon any of the properties or assets of the Borrower (other than liens and other encumbrances in favor of Oak Street), (iii) result in any default, non-compliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Borrower's operations or its properties, or (iv) require any approval of the stockholders, members or partners or any other person under any contractual obligation of the Borrower, except, in each case, for such approvals or consents which have been obtained and are in full force and effect.

(i) The Borrower and/or, to the Borrower's knowledge, each insurance carrier or any other applicable party is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material contract or agreement to which the Borrower is a party, and no condition exists, which with the giving of notice or lapse of time or both, could constitute such a default. There are no outstanding claims of breach or indemnification or notice of default or termination with respect to any such contracts or agreements.

(j) The Borrower has timely filed all tax returns and reports which were required to be filed by the Borrower and has paid all taxes, assessments, fees and other governmental charges which are payable by the Borrower, in each case when the same have become due and payable. The Borrower does not know of any proposed tax assessment against the Borrower for which adequate provision has not been made on the Borrower's books and which is not being actively contested by the Borrower in good faith.

(k) There are no governmental authorizations, permits, certificates, licenses, filings, registrations, approvals or consents which must be obtained, received or made by the Borrower for the Borrower to lawfully (i) make, execute and deliver this Agreement, or (ii) perform all of the Borrower's obligations under this Agreement.

(l) The Borrower is in compliance with and conformity with all laws, ordinances, rules, regulations and all other legal requirements applicable to the Borrower's business and assets, the violation of which would have a material effect on the Borrower's business or financial condition. The Borrower has not received nor does the Borrower have a reasonable basis to expect any order or notice of violation or claim of violation of any law, ordinance, rules or regulation. The

properties on which the Borrower is conducting its business are properly zoned for the activities conducted or to be conducted thereon, and all required variances have been obtained, and are in full force and effect with no notice or threat of invalidity, expiration or lapse of any kind.

(m) The Borrower is not "insolvent" within the meaning of that term as defined in Section 101(32) of the Federal Bankruptcy Code.

(n) All financial statements, commission information, and other financial data which have been or will be furnished Oak Street by the Borrower are, and will be true and correct, and reflect and will reflect fairly the financial condition, the results of operations and cash flows (if applicable) of the Borrower and have been and will be prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") consistently applied.

(o) The Purchase Documents are valid, binding and enforceable obligations of Borrower and the other parties thereto. All representations and warranties in the Purchase Documents made by Borrower are true and accurate in all material respects.

(p) The Borrower and Guarantor have had the opportunity to engage and consult such legal, financial, technical or other experts and advisors as they deemed necessary or desirable before entering into the Credit Documents. The Borrower and Guarantor acknowledge that after consulting with such counsel and advisors, knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion, enter into Credit Documents, based upon such advice and counsel and in the exercise of their business judgment, the Credit Documents have been entered into in exchange for good and valuable consideration, receipt of which the parties hereto acknowledge, they have carefully and completely read all of the terms and conditions and provisions of the Credit Documents and are not relying on the opinions or advice of Oak Street or its agents or representatives in entering into the Credit Documents. The Borrower and Guarantor acknowledge that they have, independently and without reliance upon Oak Street and based on such documents and information as they deem appropriate, made their own credit analysis and decision to enter into the Credit Documents and that this is an arms-length transaction. The Borrower and Guarantor also acknowledge that they will, independently and without reliance upon Oak Street and based on such documents and information as they shall from time to time deem appropriate, continue to make their own decisions in taking or not taking action under or based upon the Credit Documents, or any document furnished hereunder or thereunder. The Borrower and Guarantor have performed such due diligence deemed necessary and appropriate in connection with the loan contemplated hereunder and execution of the Credit Documents. The Borrower assumes all risks, including risk of loss, with regard to the Insurance Commissions Collateral. The Borrower and Guarantor, hereby agree that (a) they have conducted due diligence into the Insurance Commissions Collateral; and (b) Oak Street (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any or any of the information contained therein or any inaccuracy or omission contained in or relating to the any documents or information reviewed by the Borrower; and (ii) shall not be liable for any information contained in the documents or information reviewed by the Borrower.

All representations and warranties made by the Borrower and Guarantor under or in connection with this Agreement or in any other document delivered by the Borrower and Guarantor to Oak Street in connection with this Agreement shall be deemed effective as of the Effective Date and shall survive the making of the Loan, notwithstanding any investigation made by Oak Street or on Oak Street's behalf. All statements contained in any commission statement, certificate or financial statement delivered by the Borrower and Guarantor to Oak Street under this Agreement shall constitute joint and several representations and warranties made by the Borrower and Guarantor. Borrower and Guarantor

acknowledge that Oak Street is relying, and is entitled to rely, upon each of the representations, warranties and covenants of the Borrower and Guarantor made or given in this Agreement in determining to enter into this Agreement, to provide the Loan, and to execute, deliver and perform under the other documents, writings and agreements contemplated thereby. Oak Street's obligation to make the Loan shall be subject to and conditioned upon each of the representations and warranties contained in this Section 4 being true and correct, unless certain obligations and requirements of the representations and warranties shall be expressly waived by Oak Street in writing.

Further, Borrower and Guarantor acknowledge and agree that they do not have a fiduciary or confidential relationship with Oak Street nor a relationship of trust.

5. AFFIRMATIVE COVENANTS. Borrower and Guarantor, if any, jointly and severally, if more than one, acknowledge and agree that during the term of this Agreement, Borrower and Guarantor, if any, will at all times, unless Oak Street otherwise consents in writing, comply with the following covenants:

(a) Service the Insurance Policies and the insurance carriers in the ordinary course of the Borrower's business and in a manner necessary to preserve the Insurance Policies and the Insurance Commissions Collateral. The Borrower shall not solicit or encourage the termination, non-renewal, cancellation or lapse of any Insurance Policies. The Borrower shall notify Oak Street immediately upon a change in status of any Insurance Policies, Insurance Commissions Collateral or contractual arrangement with any insurance carrier.

(b) With respect to any electronic commission statements furnished by any insurance company which owes the Borrower any Insurance Commissions Collateral, the Borrower shall grant Oak Street direct access to any such electronic commission statements and, in connection therewith, shall furnish to Oak Street any passwords and/or other information necessary to obtain such access. If electronic commission information is not available from the carrier, then the Borrower shall furnish Oak Street such financial information, including original (manual) commission statements and/or electronic commission statements relating to the Insurance Commissions Collateral, as made available by insurance carrier from time to time.

(c) The Borrower will promptly (and in any event within five (5) Business Days) notify Oak Street upon the occurrence of any of the following: (i) the receipt by the Borrower of any notice of any default, event of default, or breach purportedly committed by the Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by the Borrower of any notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse or other termination of any of the Agency Agreements.

(d) Financial Covenants as reported per audited financial statements in accordance with GAAP consistently applied:

i. Borrower, on a combined basis with Reliance Global Group, Inc., shall at all times maintain a Debt Service Coverage Ratio of 1.50 to 1.00 on the following schedule (tested quarterly beginning September 30, 2018):

a. Trailing 3 months at 9/30/2018;
b. Trailing 6 months at 12/31/2018;
c. Trailing 9 months at 3/31/2019; and
d. Trailing 12 months at 6/30/2019 and thereafter;

ii. Borrower, on a combined basis with Reliance Global Group, Inc.,

shall not permit its ratio of Senior Funded Debt to EBITDA to be greater than 4.00 to 1.00 on the following schedule (tested quarterly beginning September 30, 2018):

a. Trailing 3 months annualized EBITDA at 9/30/2018;
b. Trailing 6 months annualized EBITDA at 12/31/2018;
c. Trailing 9 months annualized EBITDA at 3/31/2019; and
d. Trailing 12 months annualized EBITDA at 6/30/2019 and thereafter.

(e) Provide as soon as available and in any event within one hundred twenty (120) days following the end of such Borrower's and Entity Guarantor's fiscal year, audited financial statements prepared on a consistent basis and in accordance with U.S. generally accepted accounting principles. The statements will consist of a balance sheet, statement of income, expenses and retained earnings, and a statement of changes in financial position, including footnotes thereto, if any, and any other financial statements prepared by Borrower and Entity Guarantor for distribution to its shareholders and/or creditors or otherwise requested by Oak Street.

(f) If any Borrower or Guarantor is an individual, such Borrower or Guarantor shall provide personal financial statements to Oak Street as soon as available and in any event within one hundred twenty (120) days following the end of each calendar year.

(g) Provide or cause to be provided to Oak Street a copy of any filed federal income tax return of any Borrower or Guarantor, including all exhibits and schedules as soon as available and in any event within ten (10) days of the filing of such return.

(h) Provide as soon as available and in any event no later than the 15th day of each month, the in-force policy list for the preceding month.

(i) Permit representatives of Oak Street from time to time, upon reasonable notice, to visit and inspect any of its offices and properties, to examine its assets and examine, copy and take extracts from its financial and accounting records and books of account, and to discuss its affairs, finances and accounts with and be advised as to the same by the Borrower, its officers and independent accountants, all at such reasonable times and as frequently as Oak Street may desire. After the occurrence of an Event of Default, the Borrower shall provide Oak Street with access to its customers and suppliers.

(j) Pay and discharge all trade obligations (defined as balances owed to third parties for goods, supplies, and services obtained in the ordinary course of business and purchased on open account) as they mature and all taxes, assessments or other governmental charges or levies before penalties attach, except such as are being appropriately contested in good faith and for which an adequate reserve for payment is being maintained.

(k) Maintain adequate insurance as is customarily maintained by similar businesses and otherwise as may be required by the Security Agreements with a provision for thirty (30) days prior notice to Oak Street of any cancellation and stipulating Oak Street as loss payee, provide a detailed list of such insurance to Oak Street upon request, and within thirty (30) days of written notice from Oak Street, obtain such additional insurance as may be reasonably requested.

(l) Inform Oak Street immediately of any occurrence of any Default or Event of Default, or any other condition or event, including without limitation the commencement of or any development in, any action, suit litigation or other proceeding, which may materially affect the

Borrower's financial condition, future commissions or fees from insurance carriers, business or future prospects.

(m) Maintain the Borrower's existence in its current location and in any other jurisdictions in which it is currently or becomes qualified.

(n) Maintain the Borrower's financial condition and management (including, without limitation, insurance agents) of such skill and experience as is currently in place and necessary to support fully the Insurance Policies.

(o) Cause to be provided, upon reasonable notice and request of Oak Street, certificates of good standing issued by the Department of Insurance or other applicable governmental or regulatory bodies with respect to the Borrower and applicable insurance carriers.

(p) The Borrower shall use the Loan proceeds solely for business purposes and in compliance with state, federal and local law.

(q) The Borrower shall comply in all respect with (i) all applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) now or hereafter applicable to the Borrower or any properties owned, leased, operated or used by the Borrower, (ii) all agreements and instruments to which the Borrower is a party or by which it or any properties owned, leased , operated or used by Borrower may be bound, (iii) all applicable decrees, orders and judgments applicable to the Borrower or properties owned, leased , operated or used by the Borrower, and (iv) all licenses and permits required by applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) for the conduct of the Borrower's business or the ownership, use or operation of properties owned, leased, operated or used by the Borrower.

(r) The Borrower shall, prior to entering into any amendment or other modification of any of the Purchase Documents, deliver to Oak Street reasonably in advance of the execution thereof, any final or execution form copy of amendments or other modifications to such documents, and, if approval of Oak Street is required by the terms in Section 6 below, then prior to the taking of any such action, the Borrower agrees not to take, nor permit any Guarantor to take, any such action with respect to the Purchase Documents without obtaining such written approval from Oak Street.

(s) Beginning on December 31, 2018 and quarterly thereafter during the term of the Loan, the Borrower shall provide to Oak Street a Compliance Certificate in the form of Schedule C that the Borrower is in compliance with the Financial Covenants, all information provided to Oak Street is true and correct, all monthly policy information has been provided to Oak Street and that all representations and warranties continue to be true and correct. The Compliance Certificate is due forty-five (45) days following the quarter-end based on the Borrower's fiscal year end and shall be certified by a financial officer in accordance with GAAP consistently applied. Beginning on December 31, 2018 and quarterly thereafter during the term of the Loan, the Borrower shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements) , which statements are due forty-five (45) days following the quarter-end based on the Borrower's fiscal year end.

(t) If after the Effective Date, the Borrower acquires any property which would constitute Collateral, Borrower shall execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of

financing statements, fixture filings, mortgages, deeds of trust and other documents), if any, that may be required under any applicable law, or which Oak Street may reasonably request, to grant, preserve, protect or perfect the liens created or intended to be created by any Security Agreements or the validity or priority of any such liens, all at the expense of the Borrower.

(u) Oak Street may file the Security Agreements in the United States Patent and Trademark Office.

(v) If any Subsidiary or Affiliate is anticipated to be formed or acquired after the Effective Date by the Borrower, the Borrower will notify Oak Street in writing thereof at least thirty Business Days (30) days in advance of such formation or acquisition and (i) the Borrower will cause such Subsidiary or Affiliate to (a) execute and deliver a Continuing Guarantee and become a party to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired, and (b) promptly take such actions to create and perfect liens on such Subsidiary's or Affiliate's assets to secure the Obligations as Oak Street shall reasonably request, and (ii) if any equity securities issued by any such Subsidiary or Affiliate are owned or held by or on behalf of either Borrower or any Subsidiary or Affiliate or any loans, advances or other debt is owed or owing by any such Subsidiary or Affiliate to either Borrower or any Subsidiary or Affiliate, each Borrower will cause such equity securities and promissory notes and other instruments evidencing such loans, advances and other debt to be pledged pursuant to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired.

(w) The Borrower will execute such additional instruments as may be reasonably requested by Oak Street in order to correct any errors or omissions in the Credit Documents, to carry out the intent of the Credit Documents and to perfect or give further assurances of any of the rights, titles, liens or security interests granted or provided for in any of the Credit Documents.

(x) At all times while the Loan remains outstanding, Reliance Global Holdings, LLC ("Reliance Holdings") a New Jersey limited liability company, shall be the holder of the majority of stock in Reliance Global Group, Inc. (the "Public Company") and Debra Beyman ("Debra") and Ezra Beyman ("Ezra") as tenants in the entities shall be the sole owners of Reliance Holdings.

(y) At all times while the Loan remains outstanding, (i) Debra, or someone else as approved by Oak Street, shall remain the Manager of Borrower during the term of the Loan, (ii) Ezra shall be President of the Public Company, (iii) Ezra shall remain as Chairman of the board of the Public Company, and (iv) Reliance Holdings shall hold at least 51% of the shares in the Public Company.

(z) The Public Company shall provide Oak Street with internally prepared annual financial reports and federal tax returns within one hundred twenty (120) days following the end of such Public Company's fiscal year. Further, beginning on September 30, 2018, and quarterly thereafter during the term of the Loan, the Public Company shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements), which statements are due forty-five (45) days following the quarter-end based on the Public Company's fiscal year end.

(aa) THE BORROWER AND GUARANTOR, IF ANY, AGREE TO PROVIDE OAK STREET WITH ADDITIONAL DOCUMENTS AS DEEMED NECESSARY AT OAK STREET'S REASONABLE REQUEST TO CARRY OUT THE INTENT OF THE CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS OR

SUPPLEMENTS TO ANY EXISTING SECURITY AGREEMENT TO REFLECT ANY ADDITIONAL COLLATERAL WHICH OAK STREET DEEMS REASONABLY NECESSARY.

6. NEGATIVE COVENANTS. During the term of this Agreement, without the prior written consent of Oak Street, which shall not be unreasonably withheld, the Borrower and Guarantor, if any, will:

(a) Not, directly or indirectly, convey, lease, sublease, sell, transfer, assign or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including without limitation, the Collateral, to anyone other than Oak Street, or, directly or indirectly, create, incur, assume or permit to exist any lien or other encumbrance on or with respect to any property or asset of any kind of the Borrower, whether now owned or hereafter acquired, other than any liens or other encumbrances in favor of Oak Street.

(b) Not undertake or agree to any renewal, substitution, or modification of Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral.

(c) Not, directly or indirectly, (i) make or own any investments (including without limitation any direct or indirect loans, advances or capital contributions) in any person, including any joint venture, (ii) enter into any transaction or merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (iii) acquire, by purchase or otherwise, the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any person or entity or business unit thereof.

(d) Not make or permit any change in the Borrower's ownership; provided, however, that Borrower may change up to 10% of its ownership interest, for which Borrower shall provide Oak Street with thirty (30) days' advance written notice.

(e) Not change the Borrower's name or do business under any trade names except as previously disclosed in writing to Oak Street, or change the location of the Borrower's principal office.

(f) Not request or receive any funds from any insurance carrier representing an advance on any Insurance Policies.

(g) Not request or re-direct any of the Insurance Commissions Collateral to any party other than Oak Street.

(h) Not change or alter any of the Producer Codes with respect to the Insurance Commissions Collateral.

(i) Not make or permit to exist any commercial loans or other extensions of credit from any person or entity (except for Oak Street) to the Borrower in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent, which shall not be unreasonably withheld, nor will the Borrower make any loans or any other extensions of credit to any Guarantor or any other party in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent;

(j) Not (a) purchase or redeem any of its Equity Interests or any warrants, options or other rights in respect thereof, (b) pay any management fees or similar fees to any of its equity holders or any affiliate of such equity holders or any affiliate of Borrower, (c) pay compensation whether in the form of salary or bonuses to any equity holder or any affiliated person which exceeds that paid in the prior fiscal year, subject to an annual increase of not greater than ten percent (10%) per year, (d) make any distribution or dividend (other than stock dividends), whether in cash or otherwise, to any of its equity holders which exceed in aggregate in any year more than (i) the incremental income taxes of equity holders which arise from the attribution to them for tax purposes of Borrower's net income for such year ("Tax Distributions"), plus (ii) fifty percent (50%) of the Borrower's remaining net income for such year after giving effect to a deduction for Tax Distributions for such year.

(k) Not purchase, start-up, own, or operate a business related to the insurance industry which, in any way, competes with the Borrower's business or otherwise has or could have an impact on the Insurance Commissions Collateral as determined by Oak Street in its sole discretion.

(l) Not enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of the Borrower's affiliates unless such arrangement, transaction or contract is on an arm's length basis and on commercially reasonable terms.

(m) Not allow the creation of any lien on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of the Borrower or any Guarantor hereof including, without limitation, the Collateral or any property held in the CCA.

(n) Not, directly or indirectly, amend or otherwise modify any of the Purchase Documents, which in any case:

i. is contrary to the terms of this Agreement or any other document or instrument executed in connection herewith;

ii. could reasonably be expected to be materially adverse to the rights, benefits, interests, privileges or remedies of Oak Street or its ability to enforce the same;

iii. results in the imposition or expansion in any material respect of any restriction or obligation with respect to the Borrower or any Guarantor; or

iv. reduces in any material respect the rights, benefits, interests, privileges or remedies (taken as a whole) of the Borrower or any of Guarantors under such document (it being understood and agreed that any such determination shall be in the sole discretion of Oak Street).

7. CONDITIONS PRECEDENT TO OAK STREET'S OBLIGATIONS.

(a) Oak Street shall have no obligation to make the Loan until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by the Borrower or Guarantor, as applicable, or such conditions have been waived in writing by Oak Street (any and all of the documents to be executed and delivered to Oak Street by the Borrower or Guarantor, as applicable, described below hereinafter collectively referred to as "Credit Documents"):

i. Execution and delivery of one (1) copy of this Agreement by Borrower and Guarantor, if any.

ii. Execution and delivery of one (1) copy of a Security Agreement and any other document required to be delivered in connection with such Security Agreement.

iii. Collateral assignments of membership interests and stock pledges, as applicable, in Borrower and related entities.

iv. Execution and delivery of one certificate(s) and resolutions by an authorized officer of any entity which is a party to any of the Credit Documents necessary to establish that Oak Street has received current versions of the organizational documents of any such entity and that the governing body of any such entity has authorized the incurrence of the Loan or the guarantee thereof and specifying the names and capacities of those persons authorized to execute the Credit Documents.

v. A current certificate of existence or good standing as applicable for any entity which is a party to the Credit Documents issued by the relevant state authority in which such entity is organized, and in which it is (or is legally required to be) qualified as a foreign entity to do business.

vi. Execution and delivery of one (1) copy of a Continuing Guarantee by Guarantor.

vii. Execution and delivery of one (1) copy of such documents as are deemed necessary by Oak Street to effectuate the re-direction of the Borrower's commission payments into the CCA, including, if requested by Oak Street, agreements with applicable insurance carriers.

viii. If requested by Oak Street, an assignment of commissions without any liability for servicing obligations with respect to all Insurance Policies which generate Insurance Commissions Collateral in any form required by the insurance company issuing such Insurance Policies in order to effectuate an assignment of Insurance Commissions Collateral.

ix. Execution and delivery of one (1) copy of the Control Agreement by the Borrower, (and Guarantor, if required by Oak Street), Oak Street and the CCA Bank.

x. Execution and delivery of one (1) copy of the Assignment of Purchase Agreement by Borrower and Commercial Solutions of Insurance Agency, LLC and Brian J Piccolo.

xi. UCC-1 Financing Statements shall have been filed on the Collateral, at the Borrower's expense, in each of the jurisdictions required by Oak Street.

xii. Execution and delivery of all Purchase Documents.

xiii. Such other documents as Oak Street may require in its reasonable discretion to be executed and/or delivered by the Borrower, or any Guarantor (prior to or following funding of the Loan).

xiv. The Borrower has paid all closing fees and Origination Fees.

xv. All pre-existing financing statements, liens and encumbrances have been released.

(b) Oak Street shall have no obligation to make any Loan and to disburse to the Borrower until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by the Borrower and Guarantor, if any, or such conditions have been waived in writing by Oak Street:

i. All representations and warranties contained in Section 4 and in the other Credit Documents remain true and correct, and the Borrower and Guarantor, if any, are in compliance with the affirmative and negative covenants in Sections 5 and 6.

ii. There is no Default or Event of Default and no Default or Event of Default would result from such proposed Loan.

iii. All conditions set forth in Section 7(a) above shall continue to be satisfied by the Borrower or any Guarantor, as applicable, as of the date upon which any Loan is to be made, or such conditions shall have been expressly waived in writing by Oak Street.

iv. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the opinion of Oak Street would make it illegal for Oak Street to make such Loan.

v. All proceedings in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory to Oak Street in form and substance, and Oak Street shall have received all information and such counterpart originals or certified copies of such documents and such other certificates or documents as Oak Street may require.

vi. There has been no material adverse change in the Borrower's business.

8. DEFAULTS-REMEDIES.

(a) The Loan shall, at the option of Oak Street, immediately mature and become due and payable, without notice of any kind except as expressly set forth below, upon the occurrence of any one or more of the following events, each of which for purposes of this Agreement, shall be defined as an "Event of Default":

(i) Any installment of principal or interest due with respect to the Loan or of any other debt owed by the Borrower or any Guarantor to Oak Street shall remain unpaid after becoming due.

(ii) Any representation, warranty or other agreement made in connection with this Agreement, any other Credit Document or any other agreement executed by the Borrower or any Guarantor relating to any other debt owed by the Borrower or Guarantor to Oak Street shall be materially false or incorrect at the time made or deemed to be made.

(iii) Any breach by the Borrower or any Guarantor of one or more of the Negative Covenants set forth in Section 6; provided, however, that Oak Street shall give the Borrower written notice of any Default, and the Borrower shall have a period of fifteen (15) days from the date of such notice to cure the Default; provided, however, that a Default with respect to Section 6(a), (b), (c) and (e) shall not be susceptible to cure.

(iv) Failure of Borrower to maintain the Financial Covenants set forth in Section 5 if left uncured for more than thirty (30) days.

(v) Failure of Borrower to comply with the obligations set forth in Section 2(f).

(vi) A default by the Borrower, any Guarantor hereunder, any Affiliate, under any other agreement(s), including, without limitation, the other Credit Documents, with Oak Street if left uncured for thirty (30) days.

(vii) Any failure by the Borrower or any Guarantor to keep or comply with any other provision of this Agreement, or other Credit Document for a period of ten (10) days after receipt of notice of noncompliance provided by Oak Street.

(viii) The Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

(ix) The commencement of any proceedings in a court of competent jurisdiction by or against the Borrower or any Guarantor seeking an order (i) for relief under the Federal Bankruptcy Code or establishing the insolvency of the Borrower or any Guarantor, (ii) appointing a trustee, receiver or other custodian of the Borrower or any Guarantor or of any substantial part of the Borrower's or any Guarantor's property, or (iii) approving or effecting an arrangement for the liquidation, dissolution, winding up or reorganization of the Borrower or any Guarantor pursuant to the Federal Bankruptcy Code, or any other law for the relief of debtors, or seeking judicial modification or alteration of the rights of Oak Street hereunder or under the Loan; and any such proceedings described in clauses (i), (ii), or (iii) shall not be dismissed, any such receiver, trustee or other custodian shall not be discharged, or jurisdiction with a court shall not be relinquished or vacated or stayed on appeal or otherwise within thirty (30) days from commencement of any such proceedings; or (iv) the Borrower or Guarantor shall file any petition, commence any proceedings or take or consent to any other action seeking any such judicial order described in clauses (i), (ii) or (iii) preceding, or (v) the Borrower or any Guarantor shall make an assignment for the benefit of its creditors, or (vi) the Borrower or any Guarantor shall become insolvent, or admit in writing the inability to pay its respective debts and obligations generally as they become due, or (vii) (A) the Borrower or any Guarantor shall have failed within thirty (30) days to pay or otherwise discharge any one or more

judgments, orders or attachments for the payment of money against such Borrower or Guarantor exceeding Ten Thousand Dollars ($10,000.00) in the aggregate, except those which are being contested in good faith and enforcement or execution of which has been stayed and for which adequate reserves in accordance with GAAP for the payment thereof are maintained or (B) any one or more non-monetary judgments that have, or could reasonably be expected to have, a material adverse effect on the Borrower's or any such Guarantor's business, operations, properties, assets, condition (financial or otherwise) or prospects and, in either case, (x) enforcement proceedings are commenced by any creditor upon such judgment or order, or (y) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

(x) The death, legal incompetence, long term disability, or dissolution of Borrower or of any Guarantor, as applicable.

(xi) Any one or more of the Credit Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written consent of Oak Street, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Credit Documents shall be commenced by or on behalf of the Borrower or any Guarantor, or any governmental authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Credit Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or Borrower or any Guarantor denies that it has any further liability or obligation under any Credit Document, or purports to revoke, terminate or rescind any Credit Document.

(xii) Any security interest or lien granted in the Collateral under any of the Credit Documents shall at any time, due to the acts or omissions of the Borrower, fail to constitute a valid and perfected security interest and lien (or the equivalent thereof under applicable laws) on all of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Credit Documents, or the Borrower or any Guarantor or any of its/their respective affiliates shall so assert in writing if left uncured for thirty (30) days.

(xiii) The creation of any lien on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of the Borrower or any Guarantor hereof including, without limitation,

any property held in the CCA due to the acts or omissions of the Borrower if left uncured for thirty (30) days.

(xiv) A default by the Borrower, any Guarantor hereunder, any of the Borrower's Affiliates, under any agreement(s) with Oak Street if left uncured for thirty (30) days.

(xv) Violation by the Public Company of any federal laws, including, without limitation, any laws governed by the U. S. Securities and Exchange Commission.

(xvi) Any material adverse change in the Borrower's business or financial condition, as determined by Oak Street in its reasonable discretion.

(b) Upon the occurrence of an Event of Default, or at any time such Event of Default is continuing, Oak Street may, at its option, take any one or more of the following actions:

(i) declare all amounts due under this Agreement to be immediately due and payable, including, but not limited to, the Prepayment Premium, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

(ii) thereupon or at any time or times thereafter, sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law.

(iii) apply the Collateral or the net proceeds of the disposition of any Collateral, after deducting all costs and expenses for custody, preservation and collection, sale and delivery, to the payment of the Loan, the Prepayment Premium, or of any or all other liabilities of the Borrower to Oak Street, returning the residual, if any, to Borrower on demand.

(iv) Upon written demand by Oak Street, to turnover all Collateral to Oak Street for sale, lease or other disposition of any or all of the Collateral in its present condition.

(v) The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market.

(vi) Oak Street may purchase any of the Collateral at any such private or public sale.

(vii) In addition to the rights granted herein, Oak Street shall have and may exercise any and all rights and remedies now or hereafter provided by law for the holder of a security interest or granted under any other document delivered in connection herewith, including, but not limited to, sending letters to account debtors such as those insurance carriers set forth on Schedule A hereto to collect any Collateral directly.

(viii) Neither will solicit any of the Borrower's customers or book of business as such customers or book of business are part of the Collateral for a period of two (2)

years from an Event of Default which results in acceleration of the Loan. They acknowledge that any such solicitation, whether personally, through another entity, or via alternative producers codes or carriers will be considered conversion of the Collateral from Oak Street.

9. EXPENSES, REIMBURSEMENT, AND INDEMNIFICATION.

(a) The Borrower and any Guarantor shall pay: (i) all reasonable out-of-pocket expenses incurred by Oak Street, including the reasonable fees, charges and disbursements of attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in connection with its underwriting activities, in connection with the credit facilities provided for herein, and/or preparation, administration, and documentation of this Agreement, the Loan and related Credit Documents, or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and/or perfecting any lien; (ii) all out-of-pocket expenses incurred by Oak Street, including the fees, charges and disbursements of any attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in connection with the enforcement, collection or protection of its rights in any way related to the Loan and Credit Documents, including its rights under this Section 9 and/or in the collection of the Loan, as well as all other obligations and liabilities of the Borrower to Oak Street as a result of the occurrence of an Event of Default hereunder or in the pursuit of any remedy of Oak Street available to it under or pursuant to the Loan or any of the Credit Documents, both before and after entry of a judgment, whether inside or outside of bankruptcy, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations with respect to this Agreement, the Loan and Credit Documents (whether inside or outside of bankruptcy) being reimbursed by the Borrower under this Section 9, include without limiting the generality of the foregoing, costs and expenses incurred in connection with: (a) filed examinations and preparation of reports based on fees charged by a third party retained by Oak Street or the internally allocated fees for such persons employed by Oak Street; (b) background and/or credit checks; (c) taxes, fees and other charges for lien and title search and filing of financing statements and continuations, and other actions to perfect, protect and continue Oak Street's liens; (d) sums paid or incurred to take any action required of the Borrower, which the Borrower fails to take; and (e) forwarding loan proceeds, collecting checks and other items of payment, and preserving and protecting the Collateral.

(b) The Borrower and any Guarantor shall at all times protect, indemnify, defend and save harmless Oak Street from and against any and all claims, actions, suits and other legal proceedings, and liabilities, damages, costs, interest, charges, filing fees and taxes, expenses relating to title, stamp, mortgage or other taxes and liabilities for delays in paying them, counsel fees and disbursements and other expenses and penalties of which Oak Street may at any time sustain or incur by reason of or in consequence of the Borrower's or Guarantor's acts or omissions or arising out of the execution and delivery of, the consummation of the transactions contemplated by, or the amendment or modification of, or any waiver or consent under or in respect of the Loan or any of the Credit Documents. The provisions of this Section 9 shall survive the payment of the Loan and the termination of this Agreement.

(c) The Borrower and any Guarantor acknowledge and agree that during the course this Loan, potential buyers may communicate or request certain information relating to the Loan Documents and debt with Oak Street or certain information relating to the Collateral and insurance carriers. The Borrower and any Guarantor acknowledge and agree that if the Borrower or any Guarantor makes a written request to Oak Street to communicate with or provide any information to a potential buyer, such buyer will be required to sign a confidentiality agreement as administered

by the Borrower (a copy of which shall be provided to Oak Street). Further, the Borrower and any Guarantor agree to release, hold harmless, defend and indemnify Oak Street from, for and against all actual or threatened claims, costs, demands, orders, losses, lawsuits, liabilities, damages (including, without limitation all consequential damages) and expenses whether incurred directly or indirectly by the Borrower or any Guarantor arising from or in any way related to communicating with or providing such requested information to potential buyers.

10. SEVERABILITY. In case any one or more of the provisions contained in the Agreement shall be invalid, illegal or unenforceable in any respects, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. NOTICES. Any notice under this Agreement to the Borrower or to Oak Street shall be in writing and, if delivered by hand, shall be deemed to have been given when delivered, if emailed, when sent, and, if mailed, shall be deemed to have been given on the earlier of receipt or three (3) days after the date when sent by registered or certified U.S. Mail, postage prepaid, and addressed to the Borrower or Oak Street or other holder at its address shown below or at such other address as such party may, by written notice to the other, have designated as its address for such purposes.

If to Oak Street:

Oak Street Funding LLC
8888 Keystone Crossing
Suite 1700
Indianapolis, IN 46240
Attn: Servicing
Fax: (317) 428-3801
Email: servicing@oakstreetfunding.com

If to the Borrower:

Commercial Coverage Solutions LLC
40 WALL ST 60th Floor
NEW YORK, NY 10005-1304
Attn: Debra Beyman
Fax: (732) 605-4655
Email: dbeyman@reliancegh.com

12. INTEREST RATE LIMITATIONS. Notwithstanding anything herein or in the Credit Documents to the contrary, no provision contained herein and no provision contained in any of the Credit Documents which purports to obligate the Borrower to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it requires the payment of any interest or other sums in excess of such maximum. In the event the Borrower shall at any time following the Effective Date pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, such overpayments shall be deemed to be loans from the Borrower to the holder hereof, which loans shall be due and payable by the holder upon demand by the Borrower together with interest from the date or dates of such overpayments calculated at the same rate as Borrower is required to pay under this Agreement, and the repayment of such loans by the holder hereof shall be the sole remedy at law or in equity of the Borrower for such overpayments.

13. WAIVER OF VARIOUS RIGHTS. The Borrower hereby waives all rights of valuation and appraisement in connection with or arising out of any of the Credit Documents delivered in accordance with this Agreement including without limitation this Agreement, or the validity, protection, interpretation,

collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and Oak Street. The Borrower waives acceptance or notice of acceptance hereof and agrees that the Agreement, and all of the other Credit Documents shall be fully valid, binding, effective, and enforceable as of the Effective Date even though this Agreement and any one or more of the other Credit Documents which require the signature of Oak Street, may be executed by or on behalf of Oak Street on other than the Effective Date. The Borrower waives any right to consequential damages and to require Oak Street to marshal any assets in favor of the Borrower, any other creditor of the Borrower or any other person claiming any rights by or through the Borrower to any of the collateral in which Oak Street has a security interest. The Borrower further waives any right to bring a cause of action against Oak Street for any alleged negligent misrepresentations arising out of or in any way relating to the Credit Documents.

14. OTHER AGREEMENTS. This Agreement and the other Credit Documents shall be construed consistently with each other in order to best effectuate the intent of the Borrower and Oak Street in entering into the relationships contemplated by all these agreements. The agreements referenced herein constitute the sole and entire agreement of the parties and no statement or promise has been made with respect to the subject matter of these agreements other than is expressed herein. In the event of a conflict between the terms of this Agreement and any of the other Credit Documents, the provisions of this Agreement shall control.

15. GOVERNING LAW. This Agreement and the Credit Documents are submitted by the Borrower and Guarantor to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by the Borrower to borrow monies from Oak Street now and from time to time hereafter, and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

16. HEADINGS. The section headings used in this Agreement are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

17. ELECTRONIC REPORTS. Oak Street may elect, from time to time, to receive certain information, including reports, otherwise required by the terms of this Agreement or the other Credit Documents ("Reports") from the Borrower or Guarantor via electronic mail transmission ("e-mail"). Oak Street will designate from time to time its e-mail address to the Borrower and Guarantor (the "Oak Street E-mail Address"). All e-mail transmissions of Reports from the Borrower or Guarantor shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Oak Street and shall conform to the specifications described in this Agreement. The Borrower and Guarantor will be solely responsible for the confidentiality of the contents of its e-mail transmissions during transmission to the Oak Street E-mail Address, and neither the Borrower nor Guarantor shall assert claims against Oak Street or its affiliates arising out of the use of the internet to communicate or to transmit information and documentation. The Borrower and Guarantor will be responsible for the accuracy of all information provided to Oak Street via e-mail transmission to the Oak Street E-mail Address, and any information so received by Oak Street will be deemed to have been submitted by and received from the Borrower or Guarantor in accordance with this Agreement or the other Credit Documents, including all representations and warranties applicable to such information as set forth in this Agreement and the other Credit Documents as if sent in paper form. Each Borrower and Guarantor consents to and represents that, by the Borrower's or Guarantor's insertion of a Borrower's or Guarantor's name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), each Borrower and Guarantor intends such to constitute a legally

binding and enforceable signature of the Borrower and Guarantor and, in all aspects, the legal equivalent of the Borrower's and Guarantor's handwritten signature.

18. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Oak Street (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) Oak Street may assign its rights and obligations hereunder and under the other Credit Documents in connection with Oak Street funding its obligations hereunder, and the Borrower hereby consents to such assignment by Oak Street.

19. SURVIVAL. All representations, warranties, and covenants of the Borrower herein or any certificate, agreement or other instrument delivered by or on the Borrower's behalf under this Agreement shall be considered to have been relied upon by Oak Street and shall survive the making of the Loan and delivery to Oak Street of this Agreement. All statements and any such certificate or other such instrument shall constitute warranties and representations hereunder by the Borrower, as the case may be.

20. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

21. MODIFICATION. The parties hereto may amend, modify, renew or extend this Agreement only by written instrument executed by both parties and in the manner of its original execution.

22. SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY THE BORROWER IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT THE BORROWER MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE BORROWER AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH BORROWER IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON THE BORROWER IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE BORROWER'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON THE BORROWER TO THE SAME EXTENT AS THOUGH SERVED ON BORROWER IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND

NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE BORROWER THAT BY EXECUTION OF THIS AGREEMENT THE BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET'S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR THE BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

23. **ARBITRATION**. The parties hereto agree, upon demand of the other party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether individual, joint, or class in nature, whether in tort, contract or otherwise, in any way arising out of or relating to the Credit Documents and the negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination thereof.

(a) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Indiana selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be administered by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's Commercial Arbitration Rules, unless the claim or counterclaim is greater than $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's Procedures for Large, Complex Commercial Disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.

(b) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) seek, use, and employ ancillary or preliminary remedies, judicial or otherwise, for the purpose of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of the Collateral, and any such action shall not be deemed an election of remedies; (ii) foreclose against or dispose of real or personal property collateral; (iii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iv) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i) – (iv) of this paragraph. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform,

or otherwise any agreement relating to the Collateral, shall also be arbitrated, provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party.

(c) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is \$5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than \$5,000,000.00. Any dispute in which the amount in controversy exceeds \$5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator (and arbitrators, if more than one) will be a neutral attorney licensed in the State of Indiana or a neutral retired judge of the state or federal judiciary of Indiana, in either case with a minimum of ten years' experience in the substantive law applicable to the subject matter of the dispute to be arbitrated, shall be neutral, and shall be chosen by mutual agreement of the parties; however, if the parties cannot agree to an arbitrator (or arbitrators), the parties shall use the method outlined in by the AAA. The arbitrator will determine whether or not an issue is arbitrable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Indiana and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(d) Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

(e) Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed the Credit Documents or any other contract, instrument or document relating to thereto, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. Borrower hereby waives any right to a class action claim or mass action claim.

(f) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding, including attorneys' fees.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more

than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes.

(h) In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses, the taking of a reasonable number of depositions per party with reasonable time limitations, and such other discovery procedures and limits as are reasonable and intended to facilitate the resolution of any such disputes in a fair, timely and efficient manner. The arbitrator shall issue such orders promptly upon request therefor from a party. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the hearing or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within thirty (30) days of the close of the arbitration hearing. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability, including findings of fact upon which the arbitrator's decision is based. The decision of the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered by any federal or state court of competent jurisdiction.

(i) The arbitrator shall not have power to award damages in excess of actual compensatory, consequential, and incidental damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement and each party hereby irrevocably waives any claim to such damages; however, this exclusion does not apply to any claims of conversion by Oak Street as permitted under state law.

(j) The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding if the arbitrator determines that such assessment is appropriate under the circumstances to achieve a fair allocation of such costs and expenses taking into account the degree to which the parties acted in good faith. The arbitrator may enter a default final decision against any party who fails to participate in the arbitration proceedings. Any party refusing to comply with a final order or final decision of the arbitrator shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award.

24. **JURY WAIVER. OAK STREET, BORROWER AND ANY GUARANTOR HEREOF, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET, BORROWER AND ANY**

GUARANTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR BORROWER OR GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR BORROWER OR GUARANTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

[The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, Borrower and Oak Street have caused this Agreement to be executed by their respective duly authorized representatives as of the date set forth above.

BORROWER:
Commercial Coverage Solutions LLC

By: ______________________
Debra Beyman, Manager

OAK STREET:
OAK STREET FUNDING LLC

By: ______________________
Rick Dennen, President

Acknowledged, Agreed and Accepted this 7th day of December, 2018:

By: ______________________
Debra S Beyman

By: ______________________
Ezra Beyman

By: ______________________
Yaakov A Beyman

EMPLOYEE BENEFITS SOLUTIONS, LLC

____
Yaakov Beyman, Manager

US BENEFITS ALLIANCE, LLC

____
Yaakov Beyman, Manager

RELIANCE GLOBAL GROUP, INC.

____
Ezra Beyman, CEO

SCHEDULE A

List of Agency Agreement(s) and Producer Code(s)

Carrier	Producer Code
Berkshire Hathaway GUARD Insurance Companies	NJC0S010
Lancer Insurance Company	674214
National General Insurance Company	9009688
Utica First Insurance Company	NJ3209-000
Utica National Assurance Company	GAU0996

SCHEDULE B
Sources and Uses

Sources				Uses		
New OSF Loan	$	1,025,000	80%	Purchase Price	$	1,200,000
Deferred Stock	$	120,000	9%	CCA Balance	$	51,250
Borrower Deal Equity	$	135,215	11%	Commitment Fee	$	20,500
				Est. Closing Costs / PP Int	$	8,465
Total	$	1,280,215			$	1,280,215

SCHEDULE C
COMPLIANCE CERTIFICATE

Oak Street Funding LLC
8888 Keystone Crossing, Suite 1700
Indianapolis, IN 46240
Attn: **SERVICER_NAME**

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of December 07, 2018 (as amended from time to time, the "Credit Agreement"), by and among Commercial Coverage Solutions LLC (jointly and severally, the "Borrower"), and Oak Street Funding LLC ("Oak Street"). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The undersigned hereby certifies to Oak Street as follows:

1. The undersigned is the [Chief Financial Officer or ________________] of the Borrower.

2. The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

3. To the best of the undersigned's knowledge, no Default or Event of Default exists.

4. To the best of the undersigned's knowledge, information and belief after due inquiry, the representations and warranties made or deemed made by the Borrower in the Credit Documents to which any is a party, are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Credit Documents.

5. Attached hereto as Schedule 1 are reasonably detailed calculations establishing whether or not the Borrower was in compliance with the financial covenants referenced in Section 5 (d) of the Credit Agreement.

6. To the best of the undersigned's knowledge, information and belief after due inquiry, except as otherwise disclosed on Schedule 1, Borrower is in compliance with all other affirmative and negative covenants set forth in Sections 5 and 6 of the Credit Agreement and all other covenants set forth in the Credit Documents to which any is a party.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

By: ______________________________
[Insert name of officer]

oak street funding

CREDIT AGREEMENT

This Credit Agreement (the "Agreement") dated as of the 1st day of August, 2018, is between **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company and **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company (herein jointly and severally called the "Borrower" whether one or more), and **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street").

WITNESSETH:

WHEREAS, Borrower desires to borrow up to a maximum principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) from Oak Street under a term loan; and

WHEREAS, Oak Street is willing to provide such financial accommodation to Borrower on the terms and subject to the terms and conditions as contained in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS; RULES OF CONSTRUCTION. In addition to other capitalized terms defined elsewhere in this Agreement, the following terms will have the following meanings:

(a) "Account Event" means (i) the occurrence of an Event of Default and/or (ii) a decrease in the Annualized Commissions to an amount below Six Hundred Eighty Seven Thousand Four Hundred Six Dollars and Thirty Two Cents ($687,406.32), measured on a monthly basis.

(b) "Active Insurance Policies" means Insurance Policies which are in effect and are current with respect to premium payments which are generating, and which Oak Street reasonably determines will continue to generate, Insurance Commissions Collateral.

(c) "Affiliate" means, as to any corporation, association, partnership, limited liability company, joint venture or other business entity, any other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with, such entity.

(d) "Agency Agreements" means any contract, agreement or understanding (whether written or oral), now existing or hereafter arising, as any of such contracts, agreements or understandings may be amended, modified or replaced from time to time, between Borrower and any insurance company which has issued any of the Insurance Policies generating Insurance Commissions Collateral.

(e) "Amortization Date" means the earliest of (i) September 25, 2018, or such later date to which the Amortization Date has been extended in writing by Oak Street, or (ii) at Oak Street's election a date selected by Oak Street following an Event of Default, or (iii) at Oak Street's election a date selected by Oak Street upon the occurrence of an Account Event.

(f) "Annualized Commissions" means as of the date of determination, the periodic premiums from Active Insurance Policies multiplied by the commission rate received by Borrower on such Active Insurance Policies, annualized.

(g) "Applicable Margin" means a per annum percentage which is added to the Prime Rate in order to determine the Interest Rate at which interest accrues on the unpaid principal balance of the Loan. The initial Applicable Margin is Two Point Five Zero Zero percent (2.500%) per annum.

(h) "Business Day" means any day that is not a Saturday, Sunday, or a day on which banks in Indianapolis, Indiana are required or permitted to be closed.

(i) "CCA" means the restricted deposit account(s) maintained by Borrower (and/or a Guarantor, if required by Oak Street) at the CCA Bank in which Oak Street has a perfected first security interest subject to the terms of the Security Agreements and the Control Agreements.

(j) "CCA Bank" means any depositary institution selected by Oak Street at which any CCA is maintained.

(k) "Collateral" means all of the property designated as Collateral under Section 3 of this Agreement.

(l) "Control Agreement" means any Deposit Account Control Agreement between Borrower or any Guarantor, Oak Street and the CCA Bank at which any CCA is maintained.

(m) "Credit Documents" means this Agreement, the Security Agreements, the Control Agreements, any Guarantee from any Guarantor, and all other documents, instruments or agreements delivered by Borrower or any other party in connection with the Loan identified in Section 7 of this Agreement, as any of such documents may be amended, modified or replaced from time to time.

(n) "Debt Service Coverage Ratio" means EBITDA, plus cash contributions from members of Borrower (post-Effective Date and not to include required capital contributions in acquisition financing), less distributions, divided by regularly scheduled payments of principal, interest and service fees paid or required to be paid during such period, plus capital lease payments not expensed during such period (if applicable).

(o) "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

(p) "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

(q) "EBITDA" means the sum of Borrower's earnings before interest, taxes, depreciation and amortization.

(r) "Effective Date" means the date on which this Agreement is executed and delivered by Borrower to Oak Street.

(s) "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other

rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

(t) "Extraordinary Receipts" means any cash received by Borrower or Guarantor from a sale or disposition of the Collateral or proceeds of judgments or settlements which relate in any way to the Collateral or with respect to the Purchase Documents any purchase price or other monetary adjustments made to any Purchase Documents and/or indemnification payments made pursuant to the Purchase Documents. Any carrier commissions, fees, bonuses, rebates, amounts received in respect of foreign, United States, state or local tax refunds, pension reversions or similar compensation received by Borrower in the ordinary course of business shall not be considered an Extraordinary Receipt, but shall constitute part of the Collateral.

(u) "Event of Default" means any of the Events of Default described in Section 8 of this Agreement.

(v) "Guarantor" means, any other Subsidiary or Affiliate which is made a guarantor hereunder pursuant to Section 5(v) of this Agreement (each being an "Entity Guarantor" and collectively comprising the "Entity Guarantors") and Debra Beyman, Ezra Beyman and Yaakov Beyman (each being a "Personal Guarantor" and collectively comprising the "Personal Guarantors").

(w) "Insurance Commissions Collateral" means all commissions and other amounts paid or payable to Borrower with respect to any Insurance Policies associated with any Agency Agreements and/or Producer Codes, together with any and all contingency commissions, over-ride commissions, profit sharing, audit commissions, fees, bonuses, other income, new policies or expirations, renewals, substitutions or modifications thereof, including, without limitation, any Insurance Commissions Collateral due on or after the Effective Date and all commissions due before the Effective Date but received on or after the Effective Date relating to such Agency Agreements and/or Producer Codes .

(x) "Insurance Policies" means any policies of insurance which are generating Insurance Commissions Collateral, including, without limitation, new policies or expirations and renewals.

(y) "Loan" means the loan in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) made available to Borrower by Oak Street pursuant to the provisions of this Agreement and the other Credit Documents.

(z) "Maturity Date" means the Payment Due Date occurring 120 months after the Amortization Date.

(aa) "Payment Due Date" means the 25th day of each month.

(bb) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

(cc) "Prime Rate" means the rate of interest for the United States announced from time to time by the "Money Rates" section of The Wall Street Journal.

(dd) "Producer Codes" means those codes assigned by an applicable insurance company which track or identify any Insurance Commissions Collateral.

(ee) "Purchase Documents" means any and all documents or instruments associated with the purchase or acquisition of stock or assets by Borrower for its business related to this Loan.

(ff) "Repayment Period" means a period of 120 months commencing on the Amortization Date during which Borrower will be required to repay the outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, in combined monthly installments as provided in Section 2(c).

(gg) "Security Agreements" means the Security Agreements from Borrower (and Guarantor, if required by Oak Street) in favor of Oak Street to secure Borrower's (and Guarantor's) obligations with respect to this Agreement and the other Credit Documents.

(hh) "Senior Funded Debt" means all debt owed to by Borrower to Oak Street.

(ii) "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Borrower.

For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) Words of masculine, feminine or neuter gender include the correlative words of other genders. Singular terms include the plural as well as the singular, and vice versa.

(ii) All references herein to designated "Articles," "Sections" and other subdivisions or to lettered Schedules or Exhibits are to the designated Articles, Sections and subdivisions hereof and the Schedules or Exhibits annexed hereto unless expressly otherwise designated in context. All Article, Section, other subdivision and Schedules or Exhibit captions herein are used for reference only and do not limit or describe the scope or intent of, or in any way affect, this Agreement.

(iii) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

(iv) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

(v) All Recitals set forth in, and all Schedules or Exhibits to this Agreement

are hereby incorporated in this Agreement by reference.

(vi) No inference in favor of or against any party shall be drawn from the fact that such party or such party's counsel has drafted any portion hereof.

(vii) All references in this Agreement to a separate instrument are to such separate instrument as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(viii) Every representation, warranty, covenant, agreement, obligation and undertaking set forth in this Agreement shall be deemed to have been made by Borrower and each of them jointly and severally.

2. CREDIT FACILITY. (a) Disbursement of Loan Proceeds. Subject to the terms and conditions of this Agreement, Oak Street agrees to make the Loan to Borrower. Five Point Zero Zero percent (5.00%) of the proceeds of the Loan requested by the Borrower will be deducted and deposited to the CCA as security for Borrower's obligations hereunder. Borrower agrees that the Loan will be used exclusively for business purposes as set forth on Schedule B and will not be used, directly or indirectly, for the purpose of "purchasing or carrying any margin stock" within the meaning of Federal Reserve Board's Regulation U; provided, however that nothing in this Section 2 or elsewhere in this Agreement shall be construed as imposing any duty on Oak Street to supervise the use or application of the Loan proceeds or any liability on Oak Street to any person if the Loan proceeds are not used for the purposes set forth in this Agreement.

(b) Fees. In connection with the Loan, on the Effective Date Borrower agrees to pay to Oak Street (i) a non-refundable closing fee as set forth on the pre-close checklist, (ii) a non-refundable origination fee as set forth on the pre-close checklist, (iii) on each Payment Due Date prior to maturity a monthly servicing fee equivalent to 0.50% per annum on the outstanding principal balance of the Loan as of the 25th day of the immediately preceding month. Monthly servicing fees will accrue on the basis of a 360 day year and paid for actual days elapsed.

(c) Interest and Payments. The Loan shall bear interest on the outstanding principal amount thereof at a variable per annum rate (the "Interest Rate") established on the date of this Agreement and adjusted on each subsequent Payment Due Date to take into account any change in the Prime Rate, equal to the sum of (i) the Prime Rate which is in effect on the applicable Payment Due Date, plus (ii) the Applicable Margin in effect as of such Payment Date. Such interest shall be payable monthly, in arrears, on each Payment Due Date. Interest will accrue on the basis of a 360 day year and paid for actual days elapsed. As of the Effective Date, the Prime Rate is 5.00%. After the Maturity Date or upon the occurrence and during the continuance of an Event of Default, the principal amount of the Loan and, to the extent permitted by applicable law, any interest payments on the Loan and all other fees and other amounts owed under this Agreement or the other Credit Documents, shall thereafter bear interest (including post-petition interest in any bankruptcy or insolvency proceeding) payable on demand at a rate that is four percent (4.0%) per annum in excess of the interest rate otherwise payable hereunder, compounded monthly and payable on the basis of actual days elapsed until paid in full. During the Repayment Period, Borrower will make installment payments of combined principal and interest such that each such installment payment shall be in an amount sufficient to fully amortize outstanding principal and interest due hereunder over the Repayment Period, based on the assumption that the Interest Rate applicable to the Loan and in effect on the first day of the Repayment Period would remain unchanged throughout the Repayment Period, provided, however, that the amount of principal and interest due may change from time to time if there are changes in the Interest Rate or if the Loan is

prepaid in part pursuant to Section 2(d), in each case as determined by Oak Street. The amount of the monthly installment payment will be recalculated by Oak Street on or prior to each Payment Due Date to take into account any change in the applicable Interest Rate. On the Maturity Date, the Borrower shall repay the remaining outstanding principal amount of the Loan, together with all accrued but unpaid interest thereof, and all other fees and other amounts payable hereunder. Except as Oak Street (in its sole discretion) may otherwise elect, all amounts paid with respect to this Agreement shall be generally applied as follows: first, to the payment of costs of collection and expenses reimbursable by Borrower to Oak Street; second to the payment of delinquent fees payable under this Agreement; third, to the payment of the current fees due under this Agreement; fourth to the payment of delinquent interest payable under this Agreement; fifth, to the payment of monthly interest due currently on the unpaid principal balance; sixth, to the amount of any prepayment charges set forth in Section 2(d) hereof; and seventh, to the payment of the unpaid principal balance.

(d) Prepayment. If Borrower prepays all or any part of the principal amount outstanding other than in accordance with the schedule of principal installment payments established for the Loan pursuant to Section 2(c), or if an Event of Default occurs, Borrower will in connection with any such prepayment, pay to Oak Street the following prepayment contemporaneously with such payment (the "Prepayment Premium"):

Period in which the Prepayment Occurs	**Prepayment Premium***
Loan Year 1: The period commencing on the Effective Date to, but excluding, the first anniversary of the Amortization Date.	5%
Loan Year 2: The period commencing on the first anniversary of the Amortization Date to, but excluding, the second anniversary of the Amortization Date.	4%
Loan Year 3: The period commencing on the second anniversary of the Amortization Date to, but excluding, the third anniversary of the Amortization Date.	3%
Loan Year 4: The period commencing on the third anniversary of the Amortization Date to, but excluding, the fourth anniversary of the Amortization Date.	2%
Loan Year 5: At all times on and after the fourth anniversary of the Amortization Date.	1%
*of the then outstanding principal balance	

Provided, however, that on or after the first anniversary of the commencement of the Repayment Period (together with successive anniversaries of the Repayment Period, each an "Anniversary Date"), so long as there exists no Event of Default and such payment is not otherwise being made in connection with repayment of the entire Loan balance (as determined by Oak Street in its sole discretion), Borrower may, by not less than three (3) Business Days' prior notice to Oak Street, prepay without any prepayment premium or penalty, on or after the Anniversary Date and on or after each Anniversary Date thereafter, up to Ten Point Zero percent (10.0%) of the principal amount then outstanding as of the Anniversary Date, in each case together with all accrued but unpaid interest thereon. The payment of the Prepayment Premium will be considered liquidated damages for loss of bargain to Oak Street and not as a penalty. Unless there exists an Event of Default, partial prepayments will result in recalculation of monthly installment payments pursuant to Section 2(c) above.

(e) Mandatory Prepayments. Within five (5) Business Days of the date of receipt by Borrower, or any other person or entity for the account of Borrower of any Extraordinary Receipts, Borrower shall repay the Loan by an amount equal to 100% of the amount of such Extraordinary Receipts. There shall be no penalty for prepayments associated with Extraordinary Receipts.

(f) CCA Administration. Except as may otherwise be expressly agreed to by Oak Street (in writing), all of the Insurance Commissions Collateral shall be immediately deposited by Borrower or carrier as directed by Borrower into the CCA within two (2) Business Days of receipt of such funds from the relevant insurance company. Borrower and Oak Street shall each receive notice from the CCA Bank of all debits, payments and charges to and regular monthly or periodic statements of the accounting for the CCA of Borrower. All payments which shall become due under the Loan or this Agreement shall be debited from the CCA of Borrower, without notice to or further authorization from Borrower, and Borrower hereby authorizes Oak Street to debit the CCA of Borrower for payments due under this Agreement as and when due. So long as any amounts remain outstanding in respect of the Loan, Borrower agrees to maintain a minimum balance in the CCA equivalent to Five Point Zero Zero percent (5.00%) of the original principal amount of the Loan ("Minimum CCA Balance"). Provided no Account Event has occurred, and so long as Borrower has provided all commission statement detail and the Minimum CCA Balance is maintained, Oak Street agrees to release from the CCA to Borrower any funds in excess of an amount equivalent to the monthly payment set forth in Section 2(c) above plus the Minimum CCA Balance to an account specified by Borrower within five (5) Business Days after receipt of such commissions. Following the occurrence of an Account Event, the cash release from the CCA to Borrower will cease immediately and any release of funds from the CCA to Borrower thereafter will be at the sole discretion of Oak Street. Borrower shall not be permitted to make payment orders or withdraw any amounts from the CCA until such time as the Loan is paid in full and all other indebtedness, obligations and liabilities of Borrower to Oak Street have been satisfied.

(g) Payments. All payments due with respect to the Loan are due without regard to and irrespective of any set off or counterclaim rights of Borrower or Guarantor.

(h) Conditions to Funding. Oak Street shall have no obligation to disburse the proceeds of the Loan unless (i) Oak Street, in its sole and exclusive discretion, shall deem each of the conditions set forth in Section 7 hereof have been met and will continue to be met by Borrower and Oak Street, or such conditions have been waived in writing by Oak Street, and (ii) there is no existing or uncured Default or Event of Default.

3. COLLATERAL AND GUARANTEES. (a) Collateral. Borrower's (and Guarantor's, if required by Oak Street) obligations and liabilities of every nature now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents, including without limitation with respect to the Loan will be secured by a first priority security interest in (i) the assets of Borrower (and Guarantor, if required by Oak Street) more particularly described in the Security Agreements entered into by Borrower (and Guarantor, if required by Oak Street) dated as of the Effective Date and as amended or supplemented from time to time, (ii) collateral assignments of membership interests and stock pledges, as applicable, in Borrower and related entities; and (iii) such other assets as may be required by Oak Street from time to time as described in the Security Agreements or Credit Documents (all of such assets referenced in this subsection (a) above being collectively referred to as the "Collateral").

(b) Guarantees. Payment of Borrower's obligations with respect to the Loan, and any of Borrower's other obligations to Oak Street under the Credit Agreement and the other Credit Documents will be unconditionally guaranteed by the Guarantors.

4. REPRESENTATIONS AND WARRANTIES. By entering into this Agreement, Borrower and Guarantor, if any, jointly and severally, represent and warrant, and only as it pertains to such Borrower or Guarantor, to Oak Street the following:

(a) The list of Producer Code(s) or Agent Code(s) provided to Oak Street and attached hereto as Schedule A is true, accurate and complete in all respects. The commission information provided to Oak Street with respect to the Insurance Policies is true, accurate, and complete and neither the Insurance Policies nor Borrower's interest in the Insurance Commissions Collateral has been sold, transferred, disposed of, assigned or otherwise encumbered to any other party or parties. The Agency Agreements between Borrower and any insurance carrier are current, legal, valid and binding obligations of the parties thereto and are enforceable in accordance with their terms and are otherwise in full force and effect and no default exists thereunder. Borrower will timely renew the Agency Agreements on or before the dates on which they are scheduled to lapse, terminate, or expire and will not undertake or agree to any renewal, substitution, or modification of such Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral. Borrower will promptly notify Oak Street upon the occurrence of any of the following: (i) the receipt by Borrower of any oral or written notice of any default, event of default, or breach purportedly committed by Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by Borrower of any oral or written notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse of any of the Agency Agreements. The Insurance Policies and any applicable agreements or contracts between Borrower and any insurance carrier are active and constitute legal, valid and binding obligations of the parties thereto (including the payment obligations of the insured and the insurance carrier) and are enforceable in accordance with their terms.

(b) Borrower has not received any oral or written notice of default or event of default, breach, cancellation or lapse with respect to any Insurance Policy, and, to Borrower's knowledge, no circumstances exist which, with the giving of notice, lapse of time or happening of any other event or condition, would become or cause a default or event of default, breach, cancellation or lapse with respect to such Insurance Policy.

(c) Borrower has all requisite power and authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver this Agreement and the other Credit Documents, to carry out the transactions contemplated thereby and to borrow the Loan hereunder. The execution, delivery and performance of this Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of Borrower. This Agreement and the other Credit Documents have been duly executed and delivered by the Borrower and constitute valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(d) The Collateral as represented to Oak Street on and at all times after the Effective Date will be the sole and absolute property of Borrower (collectively) and will be free and clear of all liens, security interests and claims of any nature whatsoever, other than any lien or security interest granted to Oak Street and subject to permitted encumbrances under the Credit Documents, if any.

(e) Borrower is and will continue to be a limited liability company duly organized, validly existing and in good standing under the laws of the State of Michigan and is qualified to do business and is in good standing in each jurisdiction where, because of the nature of Borrower's activities or properties, such qualification is required.

(f) The principal place of business of Borrower, the chief executive office and the location of the books and records relating to the business and assets of Borrower is 40 WALL ST 60th Floor, NEW YORK, NY 100051304 and 801 S Mitchell St , Cadillac, MI 49601, as applicable.

(g) There is no action, suit, litigation or other proceeding pending or threatened against or involving Borrower in any court or before or by any agent or regulatory body which could result in a judgment or liability against Borrower or which could adversely affect any material assets of Borrower or Borrower's income or right to carry on Borrower's business as now conducted or as intended to be conducted. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or regulatory body.

(h) Neither the execution of, nor the consummation of the transactions and borrowing of the Loan contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement (i) will conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the terms, conditions, or provisions of any agreement (including, without limitation, any agreements with any insurance carriers and organizational documents of the Borrower), lease, indenture, mortgage, license or other instrument to which Borrower is or will be a party or by which Borrower or any of Borrower's assets are or may be bound or affected or to which Borrower is subject, or any law, regulation, order, writ, injunction or decree of any court or agency or regulatory body having jurisdiction, (ii) result or require the creation or imposition of any lien or other encumbrance upon any of the properties or assets of the Borrower (other than liens and other encumbrances in favor of Oak Street), (iii) result in any default, non-compliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Borrower's operations or its properties, or (iv) require any approval of the stockholders, members or partners or any other person under any contractual obligation of the Borrower, except, in each case, for such approvals or consents which have been obtained and are in full force and effect.

(i) Borrower and/or, to Borrower's knowledge, each insurance carrier or any other applicable party is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material contract or agreement to which Borrower is a party, and no condition exists, which with the giving of notice or lapse of time or both, could constitute such a default. There are no outstanding claims of breach or indemnification or notice of default or termination with respect to any such contracts or agreements.

(j) Borrower has timely filed all tax returns and reports which were required to be filed by Borrower and has paid all taxes, assessments, fees and other governmental charges which are payable by Borrower, in each case when the same have become due and payable. Borrower does not know of any proposed tax assessment against Borrower for which adequate provision has not been made on Borrower's books and which is not being actively contested by Borrower in good faith.

(k) There are no governmental authorizations, permits, certificates, licenses, filings, registrations, approvals or consents which must be obtained, received or made by Borrower for Borrower to lawfully (i) make, execute and deliver this Agreement; or (ii) perform all of Borrower's obligations under this Agreement.

(l) Borrower is in compliance with and conformity with all laws, ordinances, rules, regulations and all other legal requirements applicable to Borrower's business and assets, the violation of which would have a material effect on Borrower's business or financial condition. Borrower has not received nor does Borrower have a reasonable basis to expect any order or notice

of violation or claim of violation of any law, ordinance, rules or regulation. The properties on which Borrower is conducting Borrower's business are properly zoned for the activities conducted or to be conducted thereon, and all required variances have been obtained, and are in full force and effect with no notice or threat of invalidity, expiration or lapse of any kind.

(m) Borrower is not "insolvent" within the meaning of that term as defined in Section 101(32) of the Federal Bankruptcy Code.

(n) All financial statements, commission information, and other financial data which have been or will be furnished Oak Street by Borrower are, and will be true and correct, and reflect and will reflect fairly the financial condition, the results of operations and cash flows (if applicable) of Borrower and have been and will be prepared in accordance with U.S. generally accepted accounting principles consistently applied.

(o) The Purchase Documents are valid, binding and enforceable obligations of Borrower and the other parties thereto. All representations and warranties in the Purchase Documents made by Borrower are true and accurate in all material respects.

(p) Borrower, and any Guarantor hereunder, has had the opportunity to engage and consult such legal, financial, technical or other experts and advisors as they deemed necessary or desirable before entering into the Credit Documents. Borrower, and any Guarantor hereunder, acknowledge that after consulting with such counsel and advisors, knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion, enter into Credit Documents, based upon such advice and counsel and in the exercise of their business judgment, the Credit Documents have been entered into in exchange for good and valuable consideration, receipt of which the parties hereto acknowledge, they have carefully and completely read all of the terms and conditions and provisions of the Credit Documents and are not relying on the opinions or advice of Oak Street or its agents or representatives in entering into the Credit Documents. Borrower, and any Guarantor hereunder, acknowledge that they have, independently and without reliance upon Oak Street and based on such documents and information as they deem appropriate, made their own credit analysis and decision to enter into the Credit Documents and that this is an arms-length transaction. Borrower, and any Guarantor hereunder, also acknowledge that they will, independently and without reliance upon Oak Street and based on such documents and information as they shall from time to time deem appropriate, continue to make their own decisions in taking or not taking action under or based upon the Credit Documents, or any document furnished hereunder or thereunder. Borrower, and any Guarantor hereunder, has performed such due diligence that it deems necessary and appropriate in connection with the loan contemplated hereunder and execution of the Credit Documents. Borrower assumes all risks, including risk of loss, with regard to the Insurance Commissions Collateral. Borrower, and any Guarantor hereunder, hereby agree that (a) they have conducted due diligence into the Insurance Commissions Collateral; and (b) Oak Street (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any or any of the information contained therein or any inaccuracy or omission contained in or relating to the any documents or information reviewed by Borrower; and (ii) shall not be liable for any information contained in the documents or information reviewed by Borrower.

All representations and warranties made by Borrower and Guarantors under or in connection with this Agreement or in any other document delivered by Borrower and Guarantors to Oak Street in connection with this Agreement shall be deemed effective as of the Effective Date and shall survive the making of the Loan, notwithstanding any investigation made by Oak Street or on Oak Street's behalf. All statements contained in any commission statement, certificate or financial statement delivered by Borrower and

Guarantors to Oak Street under this Agreement shall constitute joint and several representations and warranties made by Borrower and Guarantors hereunder. Borrower and Guarantors acknowledge that Oak Street is relying, and is entitled to rely, upon each of the representations, warranties and covenants of Borrower and Guarantors made or given in this Agreement in determining to enter into this Agreement, to provide the Loan, and to execute, deliver and perform under the other documents, writings and agreements contemplated thereby. Oak Street's obligation to make the Loan shall be subject to and conditioned upon each of the representations and warranties contained in this Section 4 being true and correct, unless certain obligations and requirements of the representations and warranties shall be expressly waived by Oak Street in writing.

Further, Borrower and Guarantors acknowledge and agree that they do not have a fiduciary or confidential relationship with Oak Street nor a relationship of trust.

5. AFFIRMATIVE COVENANTS. Borrower and Guarantor, if any, jointly and severally, if more than one, acknowledge and agree that during the term of this Agreement, Borrower and Guarantor, if any, will at all times, unless Oak Street otherwise consents in writing, comply with the following covenants:

(a) Service the Insurance Policies and the insurance carriers in the ordinary course of Borrower's business and in a manner necessary to preserve the Insurance Policies and the Insurance Commissions Collateral. Borrower shall not solicit or encourage the termination, non-renewal, cancellation or lapse of any Insurance Policy. Borrower shall notify Oak Street immediately upon a material change in status of any Agency Agreement.

(b) With respect to any electronic commission statements furnished by any insurance company which owes Borrower Insurance Commissions Collateral, Borrower shall grant Oak Street direct access to any such electronic commission statements and, in connection therewith, shall furnish to Oak Street any passwords and/or other information necessary to obtain such access. If electronic commission information is not available from the carrier, then Borrower shall furnish Oak Street such financial information, including original (manual) commission statements and/or electronic commission statements relating to the Insurance Commissions Collateral, as made available by insurance carrier from time to time.

(c) Borrower will promptly (and in any event within five (5) Business Days) notify Oak Street upon the occurrence of any of the following: (i) the receipt by Borrower of any oral or written notice of any default, event of default, or breach purportedly committed by Borrower or the insurance carrier under any of the Agency Agreements; (ii) the receipt by Borrower of any oral or written notice by an insurance carrier of its intention to cancel, terminate, or not renew any of the Agency Agreements; or (iii) the lapse or other termination of any of the Agency Agreements.

(d) Financial Covenants as reported per compiled financial statements in accordance with GAAP consistently applied:

i. Borrower shall at all times maintain a Debt Service Coverage Ratio of 1.50 to 1.00 on the following schedule (tested quarterly beginning September 30, 2018):

a. Trailing 3 months at 9/30/2018;
b. Trailing 6 months at 12/31/2018;
c. Trailing 9 months at 3/31/2019; and
d. Trailing 12 months at 6/30/2019 and thereafter;

ii. Senior Funded Debt to EBITDA. Borrower shall not permit its ratio of Senior Funded Debt to EBITDA to be greater than 4.00 to 1.00 on the following schedule (tested quarterly beginning September 30, 2018):

a. Trailing 3 months annualized EBITDA at 9/30/2018;

b. Trailing 6 months annualized EBITDA at 12/31/2018;

c. Trailing 9 months annualized EBITDA at 3/31/2019; and

d. Trailing 12 months annualized EBITDA at 6/30/2019 and thereafter.

(e) Provide as soon as available and in any event within one hundred twenty (120) days following the end of such Borrower's and Entity Guarantor's fiscal year, compiled financial statements prepared on a consistent basis and in accordance with U.S. generally accepted accounting principles. The statements will consist of a balance sheet, statement of income, expenses and retained earnings, and a statement of changes in financial position, including footnotes thereto, if any, and any other financial statements prepared by Borrower and Entity Guarantor for distribution to its shareholders and/or creditors or otherwise requested by Oak Street.

(f) If any Borrower or Guarantor is an individual, such Borrower or Guarantor shall provide personal financial statements to Oak Street as soon as available and in any event within one hundred twenty (120) days following the end of each calendar year.

(g) Provide or cause to be provided to Oak Street a copy of any filed federal income tax return of any Borrower or Guarantor, including all exhibits and schedules as soon as available and in any event within ten (10) days of the filing of such return.

(h) Provide as soon as available and in any event no later than the 15th day of each month, the in-force policy list for the preceding month.

(i) Permit representatives of Oak Street from time to time, upon reasonable notice, to visit and inspect any of its offices and properties, to examine its assets and examine, copy and take extracts from its financial and accounting records and books of account, and to discuss its affairs, finances and accounts with and be advised as to the same by Borrower, its officers and independent accountants, all at such reasonable times and as frequently as Oak Street may desire. After the occurrence of an Event of Default under Section 8 below, Borrower shall provide Oak Street with access to its customers and suppliers.

(j) Pay and discharge all trade obligations (defined as balances owed to third parties for goods, supplies, and services obtained in the ordinary course of business and purchased on open account) as they mature and all taxes, assessments or other governmental charges or levies before penalties attach, except such as are being appropriately contested in good faith and for which an adequate reserve for payment is being maintained.

(k) Maintain adequate insurance as is customarily maintained by similar businesses and otherwise as may be required by the Security Agreements with a provision for thirty (30) days prior notice to Oak Street of any cancellation and stipulating Oak Street as loss payee, provide a detailed list of such insurance to Oak Street upon request, and within thirty (30) days of written notice from Oak Street, obtain such additional insurance as may be reasonably requested.

(l) Inform Oak Street immediately of any occurrence of any Default or Event of Default, or any other condition or event, including without limitation the commencement of or any

development in, any action, suit litigation or other proceeding, which may materially affect Borrower's financial condition, future commissions or fees from insurance carriers, business or future prospects.

(m) Maintain Borrower's existence in its current location and in any other jurisdictions in which it is currently or becomes qualified.

(n) Maintain Borrower's financial condition and management (including, without limitation, insurance agents) of such skill and experience as is currently in place and necessary to support fully the Insurance Policies.

(o) Cause to be provided, upon reasonable notice and request of Oak Street, certificates of good standing issued by the Department of Insurance or other applicable governmental or regulatory bodies with respect to Borrower and applicable insurance carriers.

(p) Borrower shall use the Loan proceeds solely for business purposes and in compliance with state, federal and local law.

(q) Borrower shall comply in all respect with (i) all applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) now or hereafter applicable to Borrower or any properties owned, leased, operated or used by Borrower, (ii) all agreements and instruments to which Borrower is a party or by which it or any properties owned, leased , operated or used by Borrower may be bound, (iii) all applicable decrees, orders and judgments applicable to Borrower or properties owned, leased , operated or used by Borrower, and (iv) all licenses and permits required by applicable laws, rules and regulations (including, without limitation, insurance, employment, or environmental laws, rules and regulations) for the conduct of Borrower's business or the ownership, use or operation of properties owned, leased , operated or used by Borrower.

(r) Borrower shall, prior to entering into any amendment or other modification of any of the Purchase Documents, deliver to Oak Street reasonably in advance of the execution thereof, any final or execution form copy of amendments or other modifications to such documents, and, if approval of Oak Street is required by the terms in Section 6 below, then prior to the taking of any such action, Borrower agrees not to take, nor permit any Guarantor to take, any such action with respect to the Purchase Documents without obtaining such written approval from Oak Street.

(s) Beginning on September 30, 2018 and quarterly thereafter during the term of the Loan, Borrower shall provide to Oak Street a Compliance Certificate in the form of Schedule C that Borrower is in compliance with the Financial Covenants, all information provided to Oak Street is true and correct, all monthly policy information has been provided to Oak Street and that all representations and warranties continue to be true and correct. The Compliance Certificate is due forty-five (45) days following the quarter-end based on Borrower's fiscal year end and shall be certified by a financial officer in accordance with GAAP consistently applied. Beginning on September 30, 2018, and quarterly thereafter during the term of the Loan, Borrower shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements) , which statements are due forty-five (45) days following the quarter-end based on Borrower's fiscal year end.

(t) If after the Effective Date, Borrower acquires any property which would constitute Collateral, Borrower shall execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing

statements, fixture filings, mortgages, deeds of trust and other documents), if any, that may be required under any applicable law, or which Oak Street may reasonably request, to grant, preserve, protect or perfect the liens created or intended to be created by any Security Agreements or the validity or priority of any such liens, all at the expense of Borrower.

(u) Oak Street may file the Security Agreements in the United States Patent and Trademark Office.

(v) If any Subsidiary or Affiliate is anticipated to be formed or acquired after the Effective Date by Borrower, Borrower will notify Oak Street in writing thereof at least thirty Business Days (30) days in advance of such formation or acquisition and (i) Borrower will cause such Subsidiary or Affiliate to (a) execute and deliver a Continuing Guarantee and become a party to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired, and (b) promptly take such actions to create and perfect liens on such Subsidiary's or Affiliate's assets to secure the Obligations as Oak Street shall reasonably request, and (ii) if any equity securities issued by any such Subsidiary or Affiliate are owned or held by or on behalf of either Borrower or any Subsidiary or Affiliate or any loans, advances or other debt is owed or owing by any such Subsidiary or Affiliate to either Borrower or any Subsidiary or Affiliate, each Borrower will cause such equity securities and promissory notes and other instruments evidencing such loans, advances and other debt to be pledged pursuant to the Security Agreements within thirty (30) Business Days after the date on which such Subsidiary or Affiliate is formed or acquired.

(w) Borrower will execute such additional instruments as may be reasonably requested by Oak Street in order to correct any errors or omissions in the Credit Documents, to carry out the intent of the Credit Documents and to perfect or give further assurances of any of the rights, titles, liens or security interests granted or provided for in any of the Credit Documents.

(x) BORROWER AND GUARANTOR, IF ANY, AGREE TO PROVIDE OAK STREET WITH ADDITIONAL DOCUMENTS AS DEEMED NECESSARY AT OAK STREET'S REASONABLE REQUEST TO CARRY OUT THE INTENT OF THE CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS OR SUPPLEMENTS TO ANY EXISTING SECURITY AGREEMENT TO REFLECT ANY ADDITIONAL COLLATERAL WHICH OAK STREET DEEMS REASONABLY NECESSARY.

6. NEGATIVE COVENANTS. During the term of this Agreement, without the prior written consent of Oak Street, which shall not be unreasonably withheld, Borrower and Guarantor, if any, will:

(a) Not, directly or indirectly, convey, lease, sublease, sell, transfer, assign or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including without limitation, the Collateral, to anyone other than Oak Street, or, directly or indirectly, create, incur, assume or permit to exist any lien or other encumbrance on or with respect to any property or asset of any kind of Borrower, whether now owned or hereafter acquired, other than any liens or other encumbrances in favor of Oak Street.

(b) Not undertake or agree to any renewal, substitution, or modification of Agency Agreements which would adversely affect the rights or remedies of Oak Street in the Insurance Commissions Collateral.

(c) Not, directly or indirectly, (i) make or own any investments (including without limitation any direct or indirect loans, advances or capital contributions) in any person, including any joint venture, (ii) enter into any transaction or merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (iii) acquire, by purchase or otherwise, the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any person or entity or business unit thereof.

(d) Not make or permit any change in Borrower's ownership; provided, however, that Borrower may change up to 10% of its ownership interest, for which Borrower shall provide Oak Street with thirty (30) days' advance written notice.

(e) Not change Borrower's name or do business under any trade names except as previously disclosed in writing to Oak Street, or change the location of Borrower's principal office.

(f) Not request or receive any funds from any insurance carrier representing an advance on any Insurance Policies.

(g) Not request or receive any of the Insurance Commissions Collateral to any party other than Oak Street.

(h) Not change or alter any of the Producer Codes with respect to the Insurance Commissions Collateral.

(i) Not make or permit to exist any commercial loans or other extensions of credit from any person or entity (except for Oak Street) to Borrower in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent, which shall not be unreasonably withheld, nor will Borrower make any loans or any other extensions of credit to any Guarantor or any other party in an aggregate principal amount in excess of $50,000 without Oak Street's prior written consent;

(j) Not (a) purchase or redeem any of its Equity Interests or any warrants, options or other rights in respect thereof, (b) pay any management fees or similar fees to any of its equity holders or any affiliate of such equity holders or any affiliate of Borrower, (c) pay compensation whether in the form of salary or bonuses to any equity holder or any affiliated person which exceeds that paid in the prior fiscal year, subject to an annual increase of not greater than ten percent (10%) per year, (d) make any distribution or dividend (other than stock dividends), whether in cash or otherwise, to any of its equity holders which exceed in aggregate in any year more than (i) the incremental income taxes of equity holders which arise from the attribution to them for tax purposes of Borrower's net income for such year ("Tax Distributions"), plus (ii) fifty percent (50%) of Borrower's remaining net income for such year after giving effect to a deduction for Tax Distributions for such year.

(k) Not purchase, start-up, own, or operate a business related to the insurance industry which, in any way, competes with the Borrower's business or otherwise has or could have an impact on the Insurance Commissions Collateral as determined by Oak Street in its sole discretion.

(l) Not enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of Borrower's affiliates unless such arrangement, transaction or contract is on an arm's length basis and on commercially reasonable terms.

(m) Not allow the creation of any lien on, the institution of any garnishment

proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Borrower or any Guarantor hereof including, without limitation, the Collateral or any property held in the CCA.

(n) Not, directly or indirectly, amend or otherwise modify any of the Purchase Documents, which in any case:

i. is contrary to the terms of this Agreement or any other document or instrument executed in connection herewith;

ii. could reasonably be expected to be materially adverse to the rights, benefits, interests, privileges or remedies of Oak Street or its ability to enforce the same;

iii. results in the imposition or expansion in any material respect of any restriction or obligation with respect to Borrower or any Guarantor; or

iv. reduces in any material respect the rights, benefits, interests, privileges or remedies (taken as a whole) of Borrower or any of Guarantors under such document (it being understood and agreed that any such determination shall be in the sole discretion of Oak Street).

7. CONDITIONS PRECEDENT TO OAK STREET'S OBLIGATIONS.

(a) Oak Street shall have no obligation to make the Loan until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by Borrower or Guarantors, as applicable, or such conditions have been waived in writing by Oak Street (any and all of the documents to be executed and delivered to Oak Street by Borrower or Guarantors, as applicable, described below hereinafter collectively referred to as "Credit Documents"):

i. Execution and delivery of one (1) copy of this Agreement by Borrower and Guarantor, if any.

ii. Execution and delivery of one (1) copy of a Security Agreements and any other document required to be delivered in connection with such Security Agreements.

iii. Collateral assignments of membership interests and stock pledges, as applicable, in Borrower and related entities.

iv. Execution and delivery of one certificate(s) and resolutions by an authorized officer of any entity which is a party to any of the Credit Documents necessary to establish that Oak Street has received current versions of the organizational documents of any such entity and that the governing body of any such entity has authorized the incurrence of the Loan or the guarantee thereof and specifying the names and capacities of those persons authorized to execute the Credit Documents.

v. A current certificate of existence or good standing as applicable for any entity which is a party to the Credit Documents issued by the relevant state authority in which such entity is organized, and in which it is (or is legally required

to be) qualified as a foreign entity to do business.

vi. Execution and delivery of one (1) copy of a Continuing Guarantee by Guarantor(s).

vii. Execution and delivery of one (1) copy of such documents as are deemed necessary by Oak Street to effectuate the re-direction of Borrower's commission payments into the CCA, including, if requested by Oak Street, agreements with applicable insurance carriers.

viii. If requested by Oak Street, an assignment of commissions without any liability for servicing obligations with respect to all Insurance Policies which generate Insurance Commissions Collateral in any form required by the insurance company issuing such Insurance Policies in order to effectuate an assignment of Insurance Commissions Collateral.

ix. Execution and delivery of one (1) copy of the Control Agreement by Borrower, (and Guarantor, if required by Oak Street), Oak Street and the CCA Bank.

x. UCC-1 Financing Statements shall have been filed on the Collateral, at Borrower's expense, in each of the jurisdictions required by Oak Street.

xi. Execution and delivery of all Purchase Documents.

xii. Execution and delivery of Subordination Agreements from sellers.

xiii. Such other documents as Oak Street may require in its reasonable discretion to be executed and/or delivered by Borrower, or any Guarantor (prior to or following funding of the Loan).

xiv. Borrower has paid all closing fees and Origination Fees.

xv. All pre-existing financing statements, liens and encumbrances have been released.

(b) Oak Street shall have no obligation to make any Loan and to disburse to Borrower until such time as it, in its exclusive discretion, shall deem each of the following conditions to have been met by Borrower and Guarantor, if any, or such conditions have been waived in writing by Oak Street:

i. All representations and warranties contained in Section 4 and in the other Credit Documents remain true and correct, and Borrower and Guarantor, if any, are in compliance with the affirmative and negative covenants in Sections 5 and 6.

ii. There is no Default or Event of Default and no Default or Event of Default would result from such proposed Loan.

iii. All conditions set forth in Section 7(a) above shall continue to be

satisfied by Borrower or any Guarantor, as applicable, as of the date upon which any Loan is to be made, or such conditions shall have been expressly waived in writing by Oak Street.

iv. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the opinion of Oak Street would make it illegal for Oak Street to make such Loan.

v. All proceedings in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory to Oak Street in form and substance, and Oak Street shall have received all information and such counterpart originals or certified copies of such documents and such other certificates or documents as Oak Street may require.

vi. There has been no material adverse change in Borrower's business.

8. DEFAULTS-REMEDIES. The Loan shall, at the option of Oak Street, immediately mature and become due and payable, without notice of any kind except as expressly set forth below, upon the occurrence of any one or more of the following events, each of which for purposes of this Agreement, shall be defined as an "Event of Default":

(a) Any installment of principal or interest due with respect to the Loan or of any other debt owed by Borrower or any Guarantor to Oak Street shall remain unpaid after becoming due.

(b) Any representation, warranty or other agreement made in connection with this Agreement, any other Credit Document or any other agreement executed by Borrower or any Guarantor relating to any other debt owed by Borrower or Guarantor to Oak Street shall be materially false or incorrect at the time made or deemed to be made or deemed to be made.

(c) Any breach by Borrower of one or more of the Negative Covenants set forth in Section 6; provided, however, that Oak Street shall give Borrower written notice of any Default, and Borrower shall have a period of fifteen (15) days from the date of such notice to cure the Default; provided, however, that a Default with respect to Section 6(a), (b), (c) and (e) shall not be susceptible to cure.

(d) Failure of Borrower to maintain the Financial Covenants set forth in Section 5 if left uncured for more than thirty (30) days.

(e) Failure of Borrower to comply with the obligations set forth in Section 2(f).

(f) A default by Borrower, any Guarantor hereunder, any of Borrower's Affiliates, under any other agreement(s), including, without limitation, the other Credit Documents, with Oak Street if left uncured for thirty (30) days.

(g) Any failure by Borrower or any Guarantor to keep or comply with any other provision of this Agreement, or other Credit Document for a period of ten (10) days after receipt of notice of noncompliance provided by Oak Street.

(h) Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

(i) The commencement of any proceedings in a court of competent jurisdiction by or against Borrower or any Guarantor seeking an order (i) for relief under the Federal Bankruptcy Code or establishing the insolvency of Borrower or any Guarantor, (ii) appointing a trustee, receiver or other custodian of Borrower or any Guarantor or of any substantial part of Borrower's or any Guarantor's property, or (iii) approving or effecting an arrangement for the liquidation, dissolution, winding up or reorganization of Borrower or any Guarantor pursuant to the Federal Bankruptcy Code, or any other law for the relief of debtors, or seeking judicial modification or alteration of the rights of Oak Street hereunder or under the Loan; and any such proceedings described in clauses (i), (ii), or (iii) shall not be dismissed, any such receiver, trustee or other custodian shall not be discharged, or jurisdiction with a court shall not be relinquished or vacated or stayed on appeal or otherwise within thirty (30) days from commencement of any such proceedings; or (iv) Borrower or Guarantor shall file any petition, commence any proceedings or take or consent to any other action seeking any such judicial order described in clauses (i), (ii) or (iii) preceding, or (v) Borrower or any Guarantor shall make an assignment for the benefit of Borrower's creditors, or (vi) Borrower or any Guarantor shall become insolvent, or admit in writing the inability to pay their respective debts and obligations generally as they become due, or (vii) (A) Borrower or any Guarantor shall have failed within thirty (30) days to pay or otherwise discharge any one or more judgments, orders or attachments for the payment of money against such Borrower or Guarantor exceeding Ten Thousand Dollars ($10,000.00) in the aggregate, except those which are being contested in good faith and enforcement or execution of which has been stayed and for which adequate reserves in accordance with generally accepted accounting principles for the payment thereof are maintained or (B) any one or more non-monetary judgments that have, or could reasonably be expected to have, a material adverse effect on the Borrower's or any such Guarantor's business, operations, properties, assets, condition (financial or otherwise) or prospects and, in either case, (x) enforcement proceedings are commenced by any creditor upon such judgment or order, or (y) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

(j) The death, legal incompetence, long term disability of a Personal Guarantor or dissolution of Borrower or of any Entity Guarantor hereunder.

(k) Any one or more of the Credit Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written consent of Oak Street.

(l) Any security interest or lien granted in the Collateral under any of the Credit Documents shall at any time, due to the acts or omissions of Borrower, fail to constitute a valid and perfected security interest and lien (or the equivalent thereof under applicable laws) on all of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Credit Documents, or Borrower or any Guarantor or any of its/their respective affiliates shall so assert in writing if left uncured for thirty (30) days.

(m) The creation of any lien on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Borrower or any Guarantor hereof including, without limitation, any property held in the CCA due to the acts or omissions of Borrower if left uncured for thirty (30) days.

(n) A default by Borrower, any Guarantor hereunder, any of Borrower's Affiliates, under any agreement(s) with Oak Street if left uncured for thirty (30) days.

(o) Any material adverse change in Borrower's business or financial condition, as

determined by Oak Street in its reasonable discretion.

Upon the occurrence of an Event of Default, or at any time such Event of Default is continuing, Oak Street may, at its option, take any one or more of the following actions:

(i) declare all amounts due under this Agreement to be immediately due and payable, including, but not limited to, the Prepayment Premium, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

(ii) thereupon or at any time or times thereafter, sell or take possession of any Collateral then held, or any part thereof and any substitute therefor and any additions thereto, at any public or private sale, without notice, advertisement, or demand of any kind, except as required by law.

(iii) apply the Collateral or the net proceeds of the disposition of any Collateral, after deducting all costs and expenses for custody, preservation and collection, sale and delivery, to the payment of the Loan, the Prepayment Premium, or of any or all other liabilities of Borrower to Oak Street, returning the residual, if any, to Borrower on demand.

Further, upon the occurrence of an Event of Default, Borrower and any Guarantor hereof agree that:

(iv) Upon written demand by Oak Street, to turnover all Collateral to Oak Street for sale, lease or other disposition of any or all of the Collateral in its present condition.

(v) The Collateral is perishable and threatens to decline speedily in value due to the personal nature of such collateral and is of a type customarily sold in a recognized market.

(vi) Oak Street may purchase any of the Collateral at any such private or public sale.

(vii) In addition to the rights granted herein, Oak Street shall have and may exercise any and all rights and remedies now or hereafter provided by law for the holder of a security interest or granted under any other document delivered in connection herewith, including, but not limited to, sending letters to account debtors such as those insurance carriers set forth on Schedule A hereto to collect any Collateral directly.

(viii) They will not solicit any of Borrower's customers or book of business as such customers or book of business are part of the Collateral for a period of two (2) years from an Event of Default which results in acceleration of the Loan. They acknowledge that any such solicitation, whether personally, through another entity, or via alternative producers codes or carriers will be considered conversion of the Collateral from Oak Street.

9. EXPENSES, REIMBURSEMENT, AND INDEMNIFICATION.

(a) Borrower and any Guarantor shall pay: (i) all reasonable out-of-pocket expenses incurred by Oak Street, including the reasonable fees, charges and disbursements of attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in

connection with its underwriting activities, in connection with the credit facilities provided for herein, and/or preparation, administration, and documentation of this Agreement, the Loan and related Credit Documents, or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and/or perfecting any lien; (ii) all out-of-pocket expenses incurred by Oak Street, including the fees, charges and disbursements of any attorneys for Oak Street (whether outside counsel or the allocated costs of its internal legal department), in connection with the enforcement, collection or protection of its rights in any way related to the Loan and Credit Documents, including its rights under this Section 9 and/or in the collection of the Loan, as well as all other obligations and liabilities of Borrower to Oak Street as a result of the occurrence of an Event of Default hereunder or in the pursuit of any remedy of Oak Street available to it under or pursuant to the Loan or any of the Credit Documents, both before and after entry of a judgment, whether inside or outside of bankruptcy, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations with respect to this Agreement, the Loan and Credit Documents (whether inside or outside of bankruptcy) being reimbursed by the Borrower under this Section 9, include without limiting the generality of the foregoing, costs and expenses incurred in connection with: (a) filed examinations and preparation of reports based on fees charged by a third party retained by Oak Street or the internally allocated fees for such persons employed by Oak Street; (b) background and/or credit checks; (c) taxes, fees and other charges for lien and title search and filing of financing statements and continuations, and other actions to perfect, protect and continue Oak Street's liens; (d) sums paid or incurred to take any action required of the Borrower, which the Borrower fails to take; and (e) forwarding loan proceeds, collecting checks and other items of payment, and preserving and protecting the Collateral.

(b) Borrower and any Guarantor shall at all times protect, indemnify, defend and save harmless Oak Street from and against any and all claims, actions, suits and other legal proceedings, and liabilities, damages, costs, interest, charges, filing fees and taxes, expenses relating to title, stamp, mortgage or other taxes and liabilities for delays in paying them, counsel fees and disbursements and other expenses and penalties of which Oak Street may at any time sustain or incur by reason of or in consequence of Borrower's or Guarantors' acts or omissions or arising out of the execution and delivery of, the consummation of the transactions contemplated by, or the amendment or modification of, or any waiver or consent under or in respect of the Loan or any of the Credit Documents. The provisions of this Section 9 shall survive the payment of the Loan and the termination of this Agreement.

(c) Borrower and any Guarantor acknowledge and agree that during the course this Loan, potential buyers may communicate or request certain information relating to the Loan Documents and debt with Oak Street or certain information relating to the Collateral and insurance carriers. Borrower and any Guarantor acknowledge and agree that if Borrower or any Guarantor makes a written request to Oak Street to communicate with or provide any information to a potential buyer, such buyer will be required to sign a confidentiality agreement as administered by Borrower (a copy of which shall be provided to Oak Street). Further, Borrower and any Guarantor agree to release, hold harmless, defend and indemnify Oak Street from, for and against all actual or threatened claims, costs, demands, orders, losses, lawsuits, liabilities, damages (including, without limitation all consequential damages) and expenses whether incurred directly or indirectly by Borrower or any Guarantor arising from or in any way related to communicating with or providing such requested information to potential buyers.

10. SEVERABILITY. In case any one or more of the provisions contained in the Agreement shall be invalid, illegal or unenforceable in any respects, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. NOTICES. Any notice under this Agreement to Borrower or to Oak Street shall be in writing and, if delivered by hand, shall be deemed to have been given when delivered, if emailed, when sent, and, if mailed, shall be deemed to have been given on the earlier of receipt or three (3) days after the date when sent by registered or certified U.S. Mail, postage prepaid, and addressed to Borrower or Oak Street or other holder at its address shown below or at such other address as such party may, by written notice to the other, have designated as its address for such purposes.

If to Oak Street:

Oak Street Funding LLC
8888 Keystone Crossing
Suite 1700
Indianapolis, IN 46240
Attn: Servicing
Fax: (317) 428-3801
Email: servicing@oakstreetfunding.com

If to Borrower:

Employee Benefits Solutions, LLC
40 WALL ST 60th Floor
NEW YORK, NY 10005-1304
Attn: Yaakov Beyman
Fax: (732) 605-4655
Email: yabeyman@reliancegh.com

US Benefits Alliance, LLC
801 S Mitchell St
Cadillac, MI 49601
Attn: Yaakov Beyman
Fax: (732) 605-4655
Email: yabeyman@reliancegh.com

12. INTEREST RATE LIMITATIONS. Notwithstanding anything herein or in the Credit Documents to the contrary, no provision contained herein and no provision contained in any of the Credit Documents which purports to obligate Borrower to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it requires the payment of any interest or other sums in excess of such maximum. In the event Borrower shall at any time following the Effective Date pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, such overpayments shall be deemed to be loans from Borrower to the holder hereof, which loans shall be due and payable by the holder upon demand by Borrower together with interest from the date or dates of such overpayments calculated at the same rate as Borrower is required to pay under this Agreement, and the repayment of such loans by the holder hereof shall be the sole remedy at law or in equity of Borrower for such overpayments.

13. WAIVER OF VARIOUS RIGHTS. Borrower hereby waives all rights of valuation and appraisement in connection with or arising out of any of the Credit Documents delivered in accordance with this Agreement including without limitation this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between Borrower and Oak Street. Borrower waives acceptance or notice of acceptance hereof and agrees that the Agreement, and all of the other Credit Documents shall be fully valid, binding, effective, and enforceable as of the Effective Date even though this Agreement and any one or more of the other Credit Documents which require the signature of Oak Street, may be executed by or on behalf of Oak Street on other than the

Effective Date. Borrower waives any right to consequential damages and to require Oak Street to marshal any assets in favor of Borrower, any other creditor of Borrower or any other person claiming any rights by or through Borrower to any of the collateral in which Oak Street has a security interest. Borrower further waives any right to bring a cause of action against Oak Street for any alleged negligent misrepresentations arising out of or in any way relating to the Credit Documents.

14. OTHER AGREEMENTS. This Agreement and the other Credit Documents shall be construed consistently with each other in order to best effectuate the intent of Borrower and Oak Street in entering into the relationships contemplated by all these agreements. The agreements referenced herein constitute the sole and entire agreement of the parties and no statement or promise has been made with respect to the subject matter of these agreements other than is expressed herein. In the event of a conflict between the terms of this Agreement and any of the other Credit Documents, the provisions of this Agreement shall control.

15. JOINT AND SEVERAL LIABILITY.

(a) Each Borrower agrees that it is jointly and severally liable to Oak Street for the payment of all obligations arising under this Agreement and the Credit Documents, and that such liability is independent of the obligations of the other Borrower. Oak Street may bring an action against either Borrower, whether an action is brought against the other Borrower.

(b) Each Borrower agrees that any release which may be given by Oak Street to the other Borrower or any Guarantor will not release such Borrower from its obligations under this Agreement or the Credit Documents.

(c) Each Borrower waives any right to assert against Oak Street any defense, setoff, counterclaim or claim that such Borrower may have against the other Borrower or any other party liable to Oak Street for the obligations of the Borrower under this Agreement or the Credit Documents.

(d) Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of the other Borrower and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require Oak Street to disclose to such Borrower any information that Oak Street may now or hereafter acquire concerning the financial condition of the other Borrower.

(e) Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Agreement or the Credit Documents. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by the other Borrower.

(f) Each Borrower represents and warrants to Oak Street that each will derive benefit, directly and indirectly, from the collective administration and availability of the Loan under this Agreement and the Credit Documents. Each Borrower agrees that Oak Street will not be required to inquire as to the disposition by each Borrower of funds disbursed in accordance with the terms of this Agreement or any of the Credit Documents.

(g) Until all obligations of Borrower to Oak Street under this Agreement and the Credit Documents have been paid in full, each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, that such Borrower may now or hereafter have against the other Borrower

with respect to the indebtedness incurred under this Agreement or the Credit Documents. Each Borrower waives any right to enforce any remedy which Oak Street now has or may hereafter have against the other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Oak Street.

(h) Each Borrower hereby waives any election of remedies by Oak Street that impairs any subrogation or other right of such Borrower to proceed against the other Borrower or other person.

16. GOVERNING LAW. This Agreement and the Credit Documents are submitted by Borrower and Guarantors to Oak Street for Oak Street's acceptance or rejection at Oak Street's principal place of business in the State of Indiana as an offer by Borrower to borrow monies from Oak Street now and from time to time hereafter, and shall not be binding upon Oak Street or become effective until accepted by Oak Street, in writing, at said place of business in the State of Indiana. If so accepted by Oak Street, this Agreement and the other Credit Documents shall be deemed to have been made at said place of business. This Agreement has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana without regard to conflict of law provisions.

17. HEADINGS. The section headings used in this Agreement are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

18. ELECTRONIC REPORTS. Oak Street may elect, from time to time, to receive certain information, including reports, otherwise required by the terms of this Agreement or the other Credit Documents ("Reports") from Borrower or Guarantor via electronic mail transmission ("e-mail"). Oak Street will designate from time to time its e-mail address to Borrower and Guarantor (the "Oak Street E-mail Address"). All e-mail transmissions of Reports from Borrower or Guarantor shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Oak Street and shall conform to the specifications described in this Agreement. Borrower and Guarantor will be solely responsible for the confidentiality of the contents of its e-mail transmissions during transmission to the Oak Street E-mail Address, and neither Borrower nor Guarantor shall assert claims against Oak Street or its affiliates arising out of the use of the internet to communicate or to transmit information and documentation. Borrower and Guarantor will be responsible for the accuracy of all information provided to Oak Street via e-mail transmission to the Oak Street E-mail Address, and any information so received by Oak Street will be deemed to have been submitted by and received from Borrower or Guarantor in accordance with this Agreement or the other Credit Documents, including all representations and warranties applicable to such information as set forth in this Agreement and the other Credit Documents as if sent in paper form. Each Borrower and Guarantor consents to and represents that, by Borrower's or Guarantor's insertion of a Borrower's or Guarantor's name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), each Borrower and Guarantor intends such to constitute a legally binding and enforceable signature of Borrower and Guarantor and, in all aspects, the legal equivalent of Borrower's and Guarantor's handwritten signature.

19. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Oak Street (and any attempted assignment or transfer by Borrower without such consent shall be null and void) and (ii) Oak Street may assign its rights and obligations hereunder and under the other Credit Documents in connection with Oak Street funding its obligations hereunder, and Borrower hereby consents to such assignment by Oak Street.

20. SURVIVAL. All representations, warranties, and covenants of Borrower herein or any certificate, agreement or other instrument delivered by or on Borrower's behalf under this Agreement shall be considered to have been relied upon by Oak Street and shall survive the making of the Loan and delivery to Oak Street of this Agreement. All statements and any such certificate or other such instrument shall constitute warranties and representations hereunder by Borrower, as the case may be.

21. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

22. MODIFICATION. The parties hereto may amend, modify, renew or extend this Agreement only by written instrument executed by both parties and in the manner of its original execution.

23. **SUBMISSION TO JURISDICTION. BORROWER IRREVOCABLY (A) ACKNOWLEDGES THAT THIS AGREEMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY BORROWER IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE "COURTS") OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN "AGREEMENT ACTION") OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT BORROWER MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON BORROWER AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH BORROWER IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON BORROWER IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT BORROWER'S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 11; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 11 SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON BORROWER TO THE SAME EXTENT AS THOUGH SERVED ON BORROWER IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO BORROWER THAT BY EXECUTION OF THIS AGREEMENT BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA, WHICHEVER HAS SUBJECT MATTER JURISDICTION. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY**

OTHER FORUM OR THE TAKING OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE PARTIES HEREBY WAIVE THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

24. **ARBITRATION**. The parties hereof agree, upon demand by another party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether individual, joint, or class in nature, whether in tort, contract or otherwise, in any way arising out of or relating to the Credit Documents and the negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination thereof.

(a) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Indiana selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be administered by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's Commercial Arbitration Rules, unless the claim or counterclaim is greater than $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's Procedures for Large, Complex Commercial Disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.

(b) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) seek, use, and employ ancillary or preliminary remedies, judicial or otherwise, for the purpose of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of the Collateral, and any such action shall not be deemed an election of remedies; (ii) foreclose against or dispose of real or personal property collateral; (iii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iv) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i) – (iv) of this paragraph. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise any agreement relating to the Collateral, shall also be arbitrated, provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party.

(c) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator (and arbitrators, if more than one) will be a neutral attorney licensed in the State of Indiana or a neutral retired judge of the state or federal judiciary of Indiana, in either case with a minimum of ten years' experience in the substantive law

applicable to the subject matter of the dispute to be arbitrated, shall be neutral, and shall be chosen by mutual agreement of the parties; however, if the parties cannot agree to an arbitrator (or arbitrators), the parties shall use the method outlined in by the AAA. The arbitrator will determine whether or not an issue is arbitrable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Indiana and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(d) Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

(e) Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed the Credit Documents or any other contract, instrument or document relating to thereto, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. Borrower hereby waives any right to a class action claim or mass action claim.

(f) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding, including attorneys' fees.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes.

(h) In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses, the taking of a

reasonable number of depositions per party with reasonable time limitations, and such other discovery procedures and limits as are reasonable and intended to facilitate the resolution of any such disputes in a fair, timely and efficient manner. The arbitrator shall issue such orders promptly upon request therefor from a party. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the hearing or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within thirty (30) days of the close of the arbitration hearing. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability, including findings of fact upon which the arbitrator's decision is based. The decision of the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered by any federal or state court of competent jurisdiction.

(i) The arbitrator shall not have power to award damages in excess of actual compensatory, consequential, and incidental damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement and each party hereby irrevocably waives any claim to such damages; however, this exclusion does not apply to any claims of conversion by Oak Street as permitted under state law.

(j) The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding if the arbitrator determines that such assessment is appropriate under the circumstances to achieve a fair allocation of such costs and expenses taking into account the degree to which the parties acted in good faith. The arbitrator may enter a default final decision against any party who fails to participate in the arbitration proceedings. Any party refusing to comply with a final order or final decision of the arbitrator shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award.

25. JURY WAIVER. OAK STREET, BORROWER AND ANY GUARANTOR HEREOF, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET, BORROWER AND ANY GUARANTOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR BORROWER OR GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER OAK STREET OR BORROWER OR GUARANTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

[The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, Borrower and Oak Street have caused this Agreement to be executed by their respective duly authorized representatives as of the date set forth above.

BORROWER:
Employee Benefits Solutions, LLC

By: ______________________
Yaakov Beyman, Managing Member

BORROWER:
US Benefits Alliance, LLC

By: ______________________
Yaakov Beyman, Managing Member

OAK STREET:
OAK STREET FUNDING LLC

By: ______________________
Rick Dennen, President

Acknowledged, Agreed and Accepted this 1st day of August, 2018:

GUARANTORS:

By: ______________________
Debra S Beyman

By: ______________________
Ezra Beyman

By: ______________________
Yaakov A Beyman

SCHEDULE A

List of Agency Agreement(s) and Producer Code(s)

Carrier	Producer Code
Blue Cross Blue Shield of Michigan Mutual Insurance Company	EMPB96
Delta Dental Insurance Company	63120
McLaren Health Plan, Inc.	200700774
Mutual of Omaha Insurance Company	678225
Philadelphia American Life Insurance Company	668998433
Physicians Health Plan	L00691700001
Priority Health	a00337, a01680
Transamerica Life Insurance Company	1263368

oak street funding

SCHEDULE B
Sources and Uses

Sources				Uses		
New OSF Loan	$	1,000,000	81%	Purchase Price	$	1,150,000
Seller Note	$	-	0%	CCA Balance	$	50,000
Borrower Deal Equity	$	237,938	19%	Commitment Fee	$	20,000
				Est. Closing Costs / PP Int	$	17,938
Total	$	1,237,938			$	1,237,938

SCHEDULE C
COMPLIANCE CERTIFICATE

Oak Street Funding LLC
8888 Keystone Crossing, Suite 1700
Indianapolis, IN 46240
Attn: Christle Hurt

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of August 01, 2018 (as amended from time to time, the "Credit Agreement"), by and among Employee Benefits Solutions, LLC (jointly and severally, the "Borrower"), and Oak Street Funding LLC ("Oak Street"). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The undersigned hereby certifies to Oak Street as follows:

1. The undersigned is the [Chief Financial Officer or _______________] of the Borrower.

2. The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

3. To the best of the undersigned's knowledge, no Default or Event of Default exists.

4. To the best of the undersigned's knowledge, information and belief after due inquiry, the representations and warranties made or deemed made by the Borrower in the Credit Documents to which any is a party, are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Credit Documents.

5. Attached hereto as Schedule 1 are reasonably detailed calculations establishing whether or not the Borrower was in compliance with the financial covenants referenced in Section 5 (d) of the Credit Agreement.

6. To the best of the undersigned's knowledge, information and belief after due inquiry, except as otherwise disclosed on Schedule 1, Borrower is in compliance with all other affirmative and negative covenants set forth in Sections 5 and 6 of the Credit Agreement and all other covenants set forth in the Credit Documents to which any is a party.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

By:____________________________________
[Insert name of officer]

FIRST AMENDMENT TO MASTER CREDIT AGREEMENT AND CREDIT DOCUMENTS

This First Amendment to Master Credit Agreement and Credit Documents (this "Amendment") is made and entered into effective as of May 2, 2019 by and among **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street"), **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company (the "Existing Borrower") and **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company (the "Joining Borrower") (jointly and severally called the "Borrower", whether one or more).

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement between Existing Borrower and Oak Street dated as of 3rd day of April, 2019, (the "Credit Agreement") and Credit Documents between Existing Borrower and Oak Street dated as of 3rd day of April, 2019, Oak Street has made available a loan in the maximum principal amount of One Million One Hundred Thirty Six Thousand Dollars ($1,136,000);

WHEREAS, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement, except as otherwise provided herein;

WHEREAS, the Borrower has requested that Oak Street: (i) recognize Joining Borrower as an "Additional Borrower" pursuant to, and in accordance with, the terms of the Credit Agreement, (ii) provide for another Loan pursuant to, and in accordance with, the terms of the Credit Agreement in an aggregate principal amount of $2,648,000.00 (the "Additional Loan"), and (iii) make certain other amendments to the Credit Agreement and the other Credit Documents, all as more specifically set forth herein and in the other Amendment Documents.

Oak Street is willing to consent to such requests and so amend the Credit Agreement and the other Credit Documents, as applicable, to reflect such transactions, all on the terms, and subject to the conditions, of this Amendment and the other Amendment Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. GENERAL PROVISIONS

1. In order to induce Oak Street to enter into this Amendment, Borrower hereby represents and warrants to Oak Street that: (a) each of the foregoing recitals is true and correct; (b) all of the representations, warranties and covenants in the Credit Agreement and the balance of the Credit Documents are true and complete in all material respects on the date hereof with the same force and effect as if made on such date, except as expressly set forth herein; (c) the Credit Agreement and the balance of the Credit Documents are in full force and effect and Borrower has no offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Oak Street; and (d) except as may otherwise be expressly referenced herein, there are no other defaults, Events of Default or events which, with the passage of time or the giving of notice, or both, are likely to become an Event of Default under the Credit Agreement

or any of the Credit Documents.

II. AMENDMENTS TO CREDIT AGREEMENT AND OTHER AGREEMENTS

1. Joinder of Additional Borrower.

(a) Joining Borrower hereby acknowledges and agrees that Joining Borrower desires to: (i) become a "Borrower" and a "Cross-Guarantor" under the Credit Agreement and the other Credit Documents, as applicable; (ii) execute and deliver to Oak Street such Credit Documents as Oak Street may require, including this Amendment, the Joinder Agreement, and the other Amendment Documents; and (iii) have all the rights and obligations, as a joint and several obligor, of a Borrower and Cross-Guarantor under the Credit Documents.

(b) Oak Street hereby confirms that, upon the consummation of this Amendment (subject to the satisfaction of all conditions precedent set forth in this Amendment and other Amendment Documents: (i) Joining Borrower is a Borrower and Cross-Guarantor under the Credit Agreement and the other applicable Credit Documents, and (ii) all of the rights and obligations of a Borrower and a Cross-Guarantor under the Credit Agreement and the other applicable Credit Documents shall inure to and bind Joining Borrower, as a joint and several obligor.

2. The "Annualized Commissions" shall be and hereby is increased to $1,793,293.04.

3. The Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be construed to, (a) constitute the refinancing, refunding, payment or extinguishment of the obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of the obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any of the Credit Documents. Without limiting the generality of the foregoing, Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the obligations, and Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the obligations, and (iii) represent valid, first liens on all of the Collateral.

III. CONDITIONS PRECEDENT

1. Execution and delivery of this Amendment by Borrower.

2. Execution and delivery of resolutions by Borrower and corporate Guarantor.

3. Execution and delivery of Reaffirmations by each Guarantor.

4. Execution of a Security Agreement by Joining Borrower.

5. Payment to Oak Street of closings costs and origination fees.

6. All other conditions under Section 7 of the Credit Agreement are deemed satisfied as determined by Oak Street in its sole discretion.

IV. MISCELLANEOUS PROVISIONS

1. Borrower represents and warrants to, and covenant with, Oak Street that:

   a. this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

   b. as of the date of this Amendment and except as expressly set forth herein, all of the representations and warranties of Borrower set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects and no other default or Event of Default under or within the meaning of the Credit Agreement has occurred and is occurring.

2. In addition to, and without limiting, any other provision of any Credit Document, Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be constructed to, (a) constitute the refinancing, refunding, payment or extinguishment of the obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of the obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any Security Agreement. Without limiting the generality of the foregoing, Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the obligations, and Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the obligations, and (iii) represent valid, first lien on all of the Collateral.

3. This Amendment, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the Parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. Except as specifically amended and/or supplemented by this Amendment or the other Credit Documents, all terms of the Credit Agreement and the other Credit Documents are ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall control. The Credit Agreement, as amended and supplemented by this Amendment, will be construed as one agreement. All references in any of the Credit Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended and supplemented by this Amendment. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Amendment and the other Credit Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument, but none of which counterparts shall become effective unless and until this Amendment is signed by Oak Street and Borrower.

4. The parties agree that in order to induce Oak Street to enter into this Amendment and for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower for itself and its respective directors, officers, shareholders, members, parents, subsidiaries or affiliated entities, employees, agents, representatives, estates, predecessors, successors and assigns, hereby releases and

forever discharges Oak Street, and its directors, officers, shareholders, parents, subsidiaries or affiliated corporations, employees, agents, attorneys, representatives, predecessors, successors and assigns, of and from any and all actions, causes of action, suits, proceedings, claims, demands, damages, costs, expenses and liabilities of any kind or nature whatsoever, whether known or unknown, against any and all of them arising from, relating to or involving in any way, directly or indirectly, any act, statement, omission or conduct concerning or related to the Borrower, the Credit Documents, and/or the subject matter of this Amendment occurring prior to the execution of this Amendment.

[*Signatures on following page.*]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year written above.

OAK STREET:

OAK STREET FUNDING LLC

By: ______________________
Rick Dennen, President

BORROWER:

SOUTHWESTERN MONTANA INSURANCE CENTER, LLC

By: ______________________
Debra Beyman, Manager

FORTMAN INSURANCE SERVICES, LLC

By: ______________________
Debra Beyman, Manager

SECOND AMENDMENT TO MASTER CREDIT AGREEMENT AND CREDIT DOCUMENTS

This Second Amendment to Master Credit Agreement and Credit Documents (this "Amendment") is made and entered into effective as of September 9, 2019 by and among **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street"), **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company ("SW Montana") and **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company ("Fortman", collectively with SW Montana, the "Existing Borrower") and **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation ("Altruis"), **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company ("EBS"), **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company ("USB"), and **COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company ("Commercial", collectively with Altruis, EBS and USB, the "Joining Borrower") (jointly and severally called the "Borrower", whether one or more).

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement between Existing Borrower and Oak Street dated as of April 3, 2019, as amended by that First Amendment to Master Credit Agreement and Credit Documents dated as of May 2, 2019 (collectively, the "Credit Agreement") and Credit Documents between Existing Borrower and Oak Street dated as of 3rd day of April, 2019, Oak Street made several Loans to the Existing Borrower;

WHEREAS, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement, except as otherwise provided herein;

WHEREAS, the Borrower has requested that Oak Street: (i) recognize Joining Borrower as an "Additional Borrower" pursuant to, and in accordance with, the terms of the Credit Agreement, (ii) provide for another Loan pursuant to, and in accordance with, the terms of the Credit Agreement in an aggregate principal amount of $4,128,000 (the "Additional Loan"), (iii) permit the transfer of all ownership in the Existing Borrower (the "Transfer") from Reliance Global Holdings, LLC ("Reliance Holdings") to Reliance Global Group, Inc. (the "Public Company"), (iv) incorporate all existing obligations owed by EBS, USB and Commercial to Oak Street under the Credit Agreement, and (v) make certain other amendments to the Credit Agreement and the other Credit Documents, all as more specifically set forth herein and in the other Amendment Documents.

Oak Street is willing to consent to such requests and so amend the Credit Agreement and the other Credit Documents, as applicable, to reflect such transactions, all on the terms, and subject to the conditions, of this Amendment and the other Amendment Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. GENERAL PROVISIONS

1. In order to induce Oak Street to enter into this Amendment, Borrower hereby represents and warrants to Oak Street that: (a) each of the foregoing recitals is true and correct; (b) all of the representations, warranties and covenants in the Credit Agreement and the balance of the Credit Documents are true and complete in all material respects on the date hereof with the same force and effect as if made on such date, except as expressly set forth herein; (c) the Credit Agreement and the balance of the Credit Documents are in full force and effect and Borrower has no offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Oak Street; and (d) except as may otherwise be expressly referenced herein, there are no other defaults, Events of Default or events which, with the passage of time or the giving of notice, or both, are likely to become an Event of Default under the Credit Agreement or any of the Credit Documents.

II. AMENDMENTS TO CREDIT AGREEMENT AND OTHER AGREEMENTS

1. Joinder of Additional Borrower.

(a) Joining Borrower hereby acknowledges and agrees that Joining Borrower desires to: (i) become a "Borrower" and a "Cross-Guarantor" under the Credit Agreement and the other Credit Documents, as applicable; (ii) execute and deliver to Oak Street such Credit Documents as Oak Street may require, including this Amendment, the Joinder Agreement, and the other Amendment Documents; and (iii) have all the rights and obligations, as a joint and several obligor, of a Borrower and Cross-Guarantor under the Credit Documents.

(b) Oak Street hereby confirms that, upon the consummation of this Amendment (subject to the satisfaction of all conditions precedent set forth in this Amendment and other Amendment Documents: (i) Joining Borrower is a Borrower and Cross-Guarantor under the Credit Agreement and the other applicable Credit Documents, and (ii) all of the rights and obligations of a Borrower and a Cross-Guarantor under the Credit Agreement and the other applicable Credit Documents shall inure to and bind Joining Borrower, as a joint and several obligor.

2. Additional Loan. So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion, Oak Street will make the Additional Loan to Altruis, which Additional Loan is part of the Obligations.

3. Transfer. Oak Street hereby consents to the following:

(a) Pursuant to the terms of that certain Bill of Sale (the "Transfer Agreement") dated on or after September 3, 2019, for valuable consideration, Reliance Holdings is to transfer all of its membership interests in the Existing Borrower to the Public Company.

(b) Thus, as of September 3, 2019, the Existing Borrower shall be a subsidiary of the Public Company; the Public Company owning 100% of the membership interest in each Existing Borrower.

(c) Oak Street consents to the Transfer Agreement, subject to the terms and conditions of this Amendment.

4. Amendment to Note. The Secured Promissory Note for Fortman shall be amended to correct the Maturity Date to May 25, 2029 with a Repayment Period of 108 months.

5. Existing Loans.

(a) EBS and USB acknowledge and agree that they are parties to the following Credit Documents with Oak Street:
   i. Credit Agreement dated August 1, 2018, between EBS, USB and Oak Street, as amended from time to time, wherein Oak Street advanced a loan to EBS and USB in the original principal amount of $750,000 (the "EBS USB Loan");
   ii. Security Agreement dated August 1, 2018, by EBS and USB in favor of Oak Street;
   iii. Deposit Account Control Agreement dated as of July 31, 2018 (collectively, along with any other documents executed in connection with the EBS USB Loan, the "EBS USB Credit Documents").

(b) Commercial acknowledges and agrees that it is a party to the following Credit Documents with Oak Street:
   i. Credit Agreement dated December 7, 2018, between Commercial and Oak Street, as amended from time to time, wherein Oak Street advanced a loan to Commercial in the original principal amount of $1,025,000 (the "Commercial Loan");
   ii. Security Agreement dated December 7, 2018, by Commercial in favor of Oak Street;
   iii. Deposit Account Control Agreement dated as of December 7, 2018 (collectively, along with any other documents executed in connection with the Commercial Loan, the "Commercial Credit Documents").

(c) Each of EBS, USB, Commercial and Altruis is a Subsidiary of the Public Company.

(d) Pursuant to the terms of this Amendment, Oak Street consents to the Transfer Agreement, which transfer will result in each of SW Montana and Fortman also being a Subsidiary of the Public Company.

(e) Thus, EBS, USB, Commercial, Altruis, SW Montana and Fortman are Affiliates of each other.

(f) As a result of the transfer, the EBS USB Loan and the Commercial Loan shall constitute one of the Loans under the Credit Agreement and hence, are a part of the Obligations.

(g) The EBS USB Credit Documents and the Commercial Credit Documents shall constitute a Credit Document under the Credit Agreement.

(h) Incorporation by Reference. The EBS USB Credit Documents and the Commercial Credit Documents are hereby incorporated herein by reference and shall apply as if fully set forth herein *mutatis mutandis*. In the event that there is any discrepancy between the terms of this Agreement or the Credit Agreement and the terms of the EBS USB Credit Documents or the Commercial Credit Documents, the terms of this Agreement and the Credit Agreement shall govern; provided, however, the Interest Rate set forth in the USB Credit Documents and Commercial Credit Documents shall remain as set forth therein.

6. Annualized Commissions. The "Annualized Commissions" for each Loan is set forth below:

(a) Loanid 118635 (EBS USB) - $687,406.32

(b) Loanid 119021 (Commercial) - $363,682.97

(c) Loanid 119532 (SW Montana) - $910,813.75

(d) Loanid 119354 (Fortman) - \$882,479.29

(e) Loanid 119136 (Altruis) - \$1,289,856.35

7. Additional Covenants Regarding the Public Company.

(a) A new Section 5(bb) shall be and hereby is added to the Credit Agreement as follows: Reliance Holdings shall be the holder of the majority of stock in the Public Company and Debra and Ezra as tenants in the entities shall be the sole owners of Reliance Holdings

(b) A new Section 5(cc) shall be and hereby is added to the Credit Agreement as follows: At all times while the Loan remains outstanding, (i) Debra Beyman, Yaakov Beyman, or someone else as approved by Oak Street, shall remain the Manager of Borrower during the term of the Loans, (ii) Ezra Beyman shall remain President of the Public Company, (iii) Ezra Beyman shall remain as Chairman of the board of the Public Company, and (iv) Reliance Holdings shall hold at least 51% of the shares in the Public Company.

(c) A new Section 5(dd) shall be and hereby is added to the Credit Agreement as follows: The Public Company shall provide Oak Street with internally prepared annual financial reports and federal tax returns within one hundred twenty (120) days following the end of such Public Company's fiscal year. Further, beginning on September 30, 2019, and quarterly thereafter during the term of the Loans, the Public Company shall provide to Oak Street internally prepared financial statements (including balance sheets and income statements), which statements are due forty-five (45) days following the quarter-end based on the Public Company's fiscal year end.

(d) A new Section 5(ee) shall be and hereby is added to the Credit Agreement as follows: Borrower has notified all applicable carriers and insurance authorities of the Transfer Agreement, which transfer has been approved by each such carrier and insurance authorities.

8. Financial Covenants. Section 5(d) and 5(s) of the Credit Agreement shall be amended to provide that the quarterly testing for the Financial Covenants shall not occur until December 31, 2019; provided, however, that Borrower and Entity Guarantor shall otherwise continue to provide quarterly internally prepared financial statements to Oak Street as set forth in Section 5(s).

9. Financial Statements. Section 5(e) of the Credit Agreement shall be amended to provide that Borrower's and Entity's Guarantor's annual financial statements shall be audited, rather than compiled.

10. Additional Event of Default. A new Section 8(xvii) shall be and hereby is added as to the Credit Agreement as follows:

> The Public Company shall not violate any federal laws, including, without limitation, any laws governed by the U. S. Securities and Exchange Commission.

11. Treasury Management. With respect to Altruis only, so long as the Obligations remain outstanding, Altruis shall maintain its primary depository relationship with First Financial Bank.

12. Updated Address for Borrower and Entity Guarantor. 300 Boulevard of the Americas, Suite 105, Lakewood, NJ 08701

13. Reduction of Guarantee for Personal Guarantors. Pursuant to Section 6(d) of the Credit Agreement, upon the Transfer of Ownership, the liability of each Personal Guarantor shall be reduced to $750,000 each for the Obligations of the Borrower.

III. CONDITIONS PRECEDENT

On or prior to the time and date that Oak Street executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent shall have been satisfied in the sole judgment of Oak Street:

1. Oak Street shall have received, each in form and substance acceptable to Oak Street (together with this Amendment, collectively, the "Amendment Documents"):
   a. Execution and delivery of this Amendment by each Borrower.
   b. Execution and delivery of resolutions by each Borrower and Entity Guarantor.
   c. Execution and delivery of Reaffirmations by each Guarantor, including the Public Company and Entity Guarantor.
   d. Execution of a Security Agreement by each Joining Borrower.
   e. Execute of an amendment to Note by Fortman.
   f. Execution and delivery of a Collateral Assignment or Stock Pledge by the Public Company in each Borrower.
2. A fully executed copy of the Transfer Agreement.
3. Payment to Oak Street of closings costs and origination fees.
4. All other conditions under Section 7 of the Credit Agreement are deemed satisfied as determined by Oak Street in its sole discretion.

IV. MISCELLANEOUS PROVISIONS

1. The Borrower represents and warrants to, and covenant with, Oak Street that:

(a) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(b) as of the date of this Amendment and except as expressly set forth herein, all of the representations and warranties of Borrower set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects and no other default or Event of Default under or within the meaning of the Credit Agreement

has occurred and is occurring.

2. Reaffirmation of Security. In addition to, and without limiting, any other provision of any Credit Document, the Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be constructed to, (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of any of the Loans or the Obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any Security Agreement. Without limiting the generality of the foregoing, the Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the Obligations, and the Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first lien on all of the Collateral.

3. This Amendment, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the Parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. Except as specifically amended and/or supplemented by this Amendment or the other Credit Documents, all terms of the Credit Agreement and the other Credit Documents are ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall control. The Credit Agreement, as amended and supplemented by this Amendment, will be construed as one agreement. All references in any of the Credit Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended and supplemented by this Amendment. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Amendment and the other Credit Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument, but none of which counterparts shall become effective unless and until this Amendment is signed by Oak Street and Borrower.

4. The parties agree that in order to induce Oak Street to enter into this Amendment and for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower for itself and its respective directors, officers, shareholders, members, parents, subsidiaries or affiliated entities, employees, agents, representatives, estates, predecessors, successors and assigns, hereby releases and forever discharges Oak Street, and its directors, officers, shareholders, parents, subsidiaries or affiliated corporations, employees, agents, attorneys, representatives, predecessors, successors and assigns, of and from any and all actions, causes of action, suits, proceedings, claims, demands, damages, costs, expenses and liabilities of any kind or nature whatsoever, whether known or unknown, against any and all of them arising from, relating to or involving in any way, directly or indirectly, any act, statement, omission or conduct concerning or related to the Borrower, the Credit Documents, and/or the subject matter of this Amendment occurring prior to the execution of this Amendment.

[*Signatures on following page.*]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year written above.

OAK STREET:
OAK STREET FUNDING LLC

By:______________________
Rick Dennen, President

BORROWER:
SOUTHWESTERN MONTANA INSURANCE CENTER, LLC

By:______________________
Debra Beyman, Manager

FORTMAN INSURANCE SERVICES, LLC

By:______________________
Debra Beyman, Manager

ALTRUIS BENEFIT CONSULTANTS, INC.

By:______________________
Debra Beyman, President

EMPLOYEE BENEFITS SOLUTIONS, LLC

By:______________________
Yaakov Beyman, Manager

US BENEFITS ALLIANCE, LLC

By:______________________
Yaakov Beyman, Manager

COMMERCIAL COVERAGE SOLUTIONS LLC

By:______________________
Debra Beyman, Manager

STATE OF NJ

COUNTY OF Ocean

Before me, a Notary Public in and for said County and State, personally appeared **Debra Beyman and Yaakov Beyman**, the Manager or President of each Borrower identified above, who, having been duly sworn, acknowledged the execution of the foregoing Security Agreement for and on behalf of such entity as Borrower's authorized act and deed and stated that all representations therein contained are true and correct.

WITNESS my hand and Notarial Seal this 9 day of September, 2019.

DAVID SILBER
NOTARY PUBLIC OF NEW JERSEY
My Commission Expires Dec. 11, 2023
Commission # 50095246

Notary Public

David Silber
Notary Public (Printed)

My Commission Expires:

My County of Residence:

Ocean

THIRD AMENDMENT TO MASTER CREDIT AGREEMENT AND CREDIT DOCUMENTS

This Third Amendment to Master Credit Agreement and Credit Documents (this "Amendment") is made and entered into effective as of August 11, 2020 by and among **OAK STREET FUNDING LLC**, a Delaware limited liability company ("Oak Street"), **SOUTHWESTERN MONTANA INSURANCE CENTER LLC**, a Montana limited liability company ("SW Montana") and **FORTMAN INSURANCE SERVICES, LLC**, an Ohio limited liability company ("Fortman"), **ALTRUIS BENEFIT CONSULTANTS, INC**., a Michigan corporation ("Altruis"), **EMPLOYEE BENEFITS SOLUTIONS, LLC**, a Michigan limited liability company ("EBS"), **US BENEFITS ALLIANCE, LLC**, a Michigan limited liability company ("USB"), and **COMMERCIAL COVERAGE SOLUTIONS LLC**, a New Jersey limited liability company ("Commercial") (jointly and severally called the "Borrower", whether one or more).

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement between Existing Borrower and Oak Street dated as of April 3, 2019, as amended from time to time (collectively, the "Credit Agreement"), Oak Street made several Loans to the Existing Borrower;

WHEREAS, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement, except as otherwise provided herein;

WHEREAS, Commercial desires to enter into that certain Purchase Agreement with UIS Agency, LLC as "Seller" as of August 11, 2020 (the "Purchase") where under Commercial will purchase certain Assets (as defined therein) from Seller for a cash payment of $101,696 and three (3) installment payments in the total amount of $500,000 by December 31, 2020 (the "Seller Debt");

WHEREAS, the Borrower has requested that Oak Street: (i) consent to the Purchase and not require subordination of the Seller Debt; (ii) waive the Borrower's violation of certain Financial Covenants; and (iii) make certain other amendments to the Credit Agreement and the other Credit Documents, all as more specifically set forth herein and in the other Amendment Documents.

Oak Street is willing to consent to such requests and so amend the Credit Agreement and the other Credit Documents, as applicable, to reflect such transactions, all on the terms, and subject to the conditions, of this Amendment and the other Amendment Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. GENERAL PROVISIONS

1. In order to induce Oak Street to enter into this Amendment, Borrower hereby represents and warrants to Oak Street that: (a) each of the foregoing recitals is true and correct; (b) all of the representations, warranties and covenants in the Credit Agreement and the balance of the Credit Documents are true and complete in all material respects on the date hereof with the same force and effect as if made

on such date, except as expressly set forth herein; (c) the Credit Agreement and the balance of the Credit Documents are in full force and effect and Borrower has no offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Oak Street; and (d) except as may otherwise be expressly referenced herein, there are no other defaults, Events of Default or events which, with the passage of time or the giving of notice, or both, are likely to become an Event of Default under the Credit Agreement or any of the Credit Documents.

II. AMENDMENTS TO CREDIT AGREEMENT AND OTHER AGREEMENTS

1. Consent. So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion, Oak Street will consent to the Purchase. Further, Oak Street will not require the Seller Debt to be subordinated.

2. Violation of Financial Covenants.

   (a) The Borrowers are in default under the Credit Agreement and related Credit Documents for failure to maintain their Financial Covenants (the "Defaults"):
      i. Senior Funded Debt to EBITDA of greater than 4.0 to 1.0 for both the first and second quarter of 2020.

   (b) So long as the conditions precedent set forth below are satisfied as determined by Oak Street in its sole discretion and the Borrower pays Oak Street a waiver fee in the amount of $2,000.00, Oak Street will waive the Defaults and agree to reset the Financial Covenants as follows:
      i. The Borrower shall not permit its ratio of Senior Funded Debt to EBITDA to be greater than 5.0 to 1.0 on a trailing 12 month annualized EBITDA for the test at 9/30/2020 and 12/31/2020. Beginning with the test at 3/31/2021 and thereafter through maturity of the Loans, the Borrower shall not permit its ratio of Senior Funded Debt to EBITDA to be greater than 4.0 to 1.0 on a trailing 12 month annualized EBTIDA.

III. CONDITIONS PRECEDENT

On or prior to the time and date that Oak Street executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent shall have been satisfied in the sole judgment of Oak Street:

1. Oak Street shall have received, each in form and substance acceptable to Oak Street (together with this Amendment, collectively, the "Amendment Documents"):

   a. Execution and delivery of this Amendment by each Borrower.

   b. Execution and delivery of resolutions by each Borrower and Entity Guarantor.

   c. Execution and delivery of Reaffirmations by each Guarantor, including the Public Company and Entity Guarantor.

2. A fully executed copy of the Purchase documents.

3. Payment to Oak Street of the waiver fee in the amount of $2,000.00.

4. Termination of the SBA lien filed against the Seller.

5. All other conditions under Section 7 of the Credit Agreement are deemed satisfied as determined by Oak Street in its sole discretion.

IV. MISCELLANEOUS PROVISIONS

1. The Borrower represents and warrants to, and covenant with, Oak Street that:

(a) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(b) as of the date of this Amendment and except as expressly set forth herein, all of the representations and warranties of Borrower set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects and no other default or Event of Default under or within the meaning of the Credit Agreement has occurred and is occurring.

2. Reaffirmation of Security. In addition to, and without limiting, any other provision of any Credit Document, the Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be constructed to, (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of any of the Loans or the Obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any Security Agreement. Without limiting the generality of the foregoing, the Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the Obligations, and the Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first lien on all of the Collateral.

3. This Amendment, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the Parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. Except as specifically amended and/or supplemented by this Amendment or the other Credit Documents, all terms of the Credit Agreement and the other Credit Documents are ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall control. The Credit Agreement, as amended and supplemented by this Amendment, will be construed as one agreement. All references in any of the Credit Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended and supplemented by this Amendment. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Amendment and the other Credit Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall

constitute one and the same instrument, but none of which counterparts shall become effective unless and until this Amendment is signed by Oak Street and Borrower.

4. The parties agree that in order to induce Oak Street to enter into this Amendment and for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower for itself and its respective directors, officers, shareholders, members, parents, subsidiaries or affiliated entities, employees, agents, representatives, estates, predecessors, successors and assigns, hereby releases and forever discharges Oak Street, and its directors, officers, shareholders, parents, subsidiaries or affiliated corporations, employees, agents, attorneys, representatives, predecessors, successors and assigns, of and from any and all actions, causes of action, suits, proceedings, claims, demands, damages, costs, expenses and liabilities of any kind or nature whatsoever, whether known or unknown, against any and all of them arising from, relating to or involving in any way, directly or indirectly, any act, statement, omission or conduct concerning or related to the Borrower, the Credit Documents, and/or the subject matter of this Amendment occurring prior to the execution of this Amendment.

[*Signatures on following page.*]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year written above.

OAK STREET:
OAK STREET FUNDING LLC

By: ______________________
Rick Dennen, President

BORROWER:
SOUTHWESTERN MONTANA INSURANCE CENTER, LLC

By: ______________________
Debra Beyman, Manager

FORTMAN INSURANCE SERVICES, LLC

By: ______________________
Debra Beyman, Manager

ALTRUIS BENEFIT CONSULTANTS, INC.

By: ______________________
Debra Beyman, President

EMPLOYEE BENEFITS SOLUTIONS, LLC

By: ______________________
Yaakov Beyman, Manager

US BENEFITS ALLIANCE, LLC

By: ______________________
Yaakov Beyman, Manager

COMMERCIAL COVERAGE SOLUTIONS LLC

By: ______________________
Debra Beyman, Manager